Execution Version AMENDMENT NO. 6 TO CREDIT AGREEMENT This AMENDMENT NO. 6 TO CREDIT AGREEMENT, dated as of June 18, 2025 (this “Amendment”), is entered into by and among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), IRON MOUNTAIN INFORMATION MANAGEMENT, LLC, a Delaware limited liability company (the “Company”), the Subsidiary Guarantors party hereto, the Existing 2022 Term A Lenders (as defined below), each Amendment No. 6 Incremental Term A Lender (as defined below) and JPMORGAN CHASE BANK, N.A., as the Administrative Agent. PRELIMINARY STATEMENTS WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of June 27, 2011 (as amended and restated as of July 2, 2015, as further amended and restated as of August 21, 2017, as further amended and restated as of March 18, 2022, as amended by that certain Amendment No. 1 to Credit Agreement, dated as of December 28, 2023, as amended by that certain Amendment No. 2 to Credit Agreement, dated as of June 7, 2024, as amended by that certain Amendment No. 3 to Credit Agreement, dated as of July 2, 2024, as amended by that certain Amendment No. 4 to Credit Agreement, dated as of August 19, 2024, as amended by that certain Amendment No. 5 to Credit Agreement, dated as of November 7, 2024, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), by and among the Parent, the Company, the other Subsidiaries of the Company party thereto as Borrowers, the Lenders and the Issuing Banks party thereto, the Administrative Agent and the Canadian Administrative Agent; WHEREAS, in accordance with the provisions of Section 12.05(a) of the Credit Agreement, the Company wishes to amend the Credit Agreement to amend the amortization schedule applicable to the 2022 Term A Loans (such changes, the “Proposed Amendment”); WHEREAS, each of the 2022 Term A Lenders that holds 2022 Term A Loans immediately prior to the Amendment No. 6 Effective Date (each, an “Existing 2022 Term A Lender”) party hereto, constituting all of the Existing 2022 Term A Lenders, will have agreed to the Proposed Amendment; WHEREAS, immediately following the effectiveness of the Proposed Amendment on the Amendment No. 6 Effective Date, pursuant to Section 2.01(d) of the Credit Agreement, the Company is requesting Incremental Term Loans in an aggregate principal amount of $286,718,750.00 (the “Amendment No. 6 Incremental Term A Loans”) and is requesting that each Lender set forth on Schedule I hereto (each an “Amendment No. 6 Incremental Term A Lender”) make Amendment No. 6 Incremental Term A Loans to the Company on the Amendment No. 6 Effective Date (as defined below) in an aggregate principal amount equal to the amount set forth opposite its name on Schedule I hereto (such amount, such Amendment No. 6 Incremental Term A Lender’s “Amendment No. 6 Incremental Term A Commitment”), and such amount will be applied by the Company for general corporate purposes (including to repay a portion of the Revolving Loans (as defined in the Credit Agreement) outstanding on the Amendment No. 6 Effective Date); WHEREAS, pursuant to Section 2.01(d)(vi) of the Credit Agreement, the Parent, the Company and the Administrative Agent may enter into an Incremental Facility Amendment in order to establish the Amendment No. 6 Incremental Term A Loans and to make technical amendments as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Company, in connection with the establishment of the Amendment No. 6 Incremental Term A Loans;

-2- WHEREAS, on the terms and conditions set forth herein and in the Amended Credit Agreement, the Amendment No. 6 Incremental Term A Lenders are willing to make the Amendment No. 6 Incremental Term A Loans to the Company on the Amendment No. 6 Effective Date; WHEREAS, pursuant to Sections 2.01(d) and 12.05 of the Credit Agreement, the Credit Agreement is amended as set forth herein; and NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and recitals hereto) have the meanings assigned to them in the Amended Credit Agreement. SECTION 2. Proposed Amendment Consents. (a) On and as of the Amendment No. 6 Effective Date, the Existing 2022 Term A Lenders hereby consent to the Proposed Amendments, as set forth in the Credit Agreement attached as Exhibit A hereto. SECTION 3. Amendment No. 6 Incremental Term A Loans. (a) Subject to the terms and conditions set forth herein, each Amendment No. 6 Incremental Term A Lender agrees to make Amendment No. 6 Incremental Term A Loans to the Company in a single drawing in Dollars on the Amendment No. 6 Effective Date in an aggregate principal amount not to exceed its Amendment No. 6 Incremental Term A Commitment. Amendment No. 6 Incremental Term A Loans that are repaid or prepaid may not be re-borrowed. The Amendment No. 6 Incremental Term A Commitments shall automatically terminate on the Amendment No. 6 Effective Date (after the making of the Amendment No. 6 Incremental Term A Loans on such date). (b) This Amendment constitutes an “Incremental Facility Amendment” (pursuant to Section 2.01(d)(vi) of the Credit Agreement) with respect to the establishment of the Amendment No. 6 Incremental Term A Commitments and the Amendment No. 6 Incremental Term A Loans. From and after the Amendment No. 6 Effective Date, for all purposes of the Amended Credit Agreement and the other Basic Documents, (i) the Amendment No. 6 Incremental Term A Commitments shall constitute “2022 Term A Commitments” and “Incremental Commitments”, (ii) the Amendment No. 6 Incremental Term A Loans shall constitute “2022 Term A Loans”, “Incremental Term Loans” and “Term Loans” and (iii) each Amendment No. 6 Incremental Term A Lender shall be a “2022 Term A Lender”, a “Lender” and a “Term Lender”. (c) The Amendment No. 6 Incremental Term A Loans will constitute an increase to, and part of the same Class and Facility as, the 2022 Term A Loans (immediately after giving effect to the Proposed Amendment), shall be assigned the same CUSIP as, be fungible with (including for tax purposes), and be subject to the same terms and conditions as, the 2022 Term A Loans (immediately after giving effect to the Proposed Amendment). (i) Initial Interest Rates and Interest Periods. The Amendment No. 6 Incremental Term A Loans will initially be subject to the same Interest Periods as the currently outstanding 2022 Term A Loans on the Amendment No. 6 Effective Date (which, for the avoidance of doubt, is one month ending June 30, 2025).

-3- (ii) Form of Term Note. Any Note evidencing the aggregate Indebtedness of the Borrowers to any Amendment No. 6 Incremental Term A Lender resulting from the Amendment No. 6 Incremental Term A Loans made by such Amendment No. 6 Incremental Term A Lender shall be in the form of Exhibit A-2 to Amended Credit Agreement. (d) The proceeds of the Amendment No. 6 Incremental Term A Loans shall be used for general corporate purposes (including to repay a portion of the Revolving Loans (as defined in the Credit Agreement) outstanding on the Amendment No. 6 Effective Date). (e) The Administrative Agent hereby consents to the Amendment No. 6 Term A Lenders’ provision of the Amendment No. 6 Term A Loans. SECTION 4. Amendment. In furtherance of the Proposed Amendment and the provisions of Sections 2 and 3, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following examples: stricken text or stricken text) and to add the double-underlined text (indicated textually in the same manner as the following examples: double-underlined text or double- underlined text) as set forth in the pages attached as Exhibit A hereto. SECTION 5. Effectiveness. This Amendment shall become effective as of the date (the “Amendment No. 6 Effective Date”) on which each of the following conditions shall have been satisfied (or waived by the Majority Lenders of the Amendment No. 6 Incremental Term A Lenders and/or the Majority Lenders of the Existing 2022 Term A Lenders, as applicable): (a) the Administrative Agent (or its counsel) shall have received (1) from (i) the Parent, (ii) the Company, (iii) each Subsidiary Guarantor, (iv) each Existing 2022 Term A Lender (constituting all of the 2022 Term A Lenders immediately prior to the effectiveness of this Amendment) and (v) each Amendment No. 6 Incremental Term A Lender either (A) a counterpart of this Amendment signed on behalf of each such party or (B) evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment and (2) to the extent an Amendment No. 6 Incremental Term A Lender so requests, a Note signed by the Company; (b) the Administrative Agent shall have received (i) (I) for each of the Parent, the Company and each Subsidiary Guarantor either (1) a certification from a responsible officer of such Person that, as of the Amendment No. 6 Effective Date, there has been no change to the certificate or articles of incorporation (or equivalent documents), including all amendments thereto, of such Person, delivered to the Administrative Agent on the A&R Closing Date or, if so delivered on such date, the latest of the Amendment No. 1 Effective Date, Amendment No. 3 Effective Date and the Amendment No. 5 Effective Date or (2) a copy of the certificate or articles of incorporation (or equivalent documents), including all amendments thereto, of such Person, which certificate or articles of incorporation (or equivalent documents) shall be (x) if such Person is organized in the United States (or any state thereof, but excluding Puerto Rico) certified as of a recent date by the Secretary of State of the state of its organization, with a further certification from a responsible officer of such Person that, as of the Amendment No. 6 Effective Date, such certificate or articles of incorporation (or equivalent document) have not been amended since the date of certification thereof by the Secretary of State of the state of its organization and (y) in the case of any other Person, certified by a responsible officer of the applicable Person as a true and complete copy of the certificate or articles of incorporation (or equivalent document) as of the Amendment No. 6 Effective Date of such Subsidiary Guarantor, and (II) in the case of the Parent, the Company and each Subsidiary Guarantor organized in the United States (or any state thereof) a certificate as to the good standing (or equivalent) of such Person as of a recent date to, from such Secretary of State; (ii) a certificate of an authorized officer of

-4- each of the Parent, the Company and each Subsidiary Guarantor dated the Amendment No. 6 Effective Date and certifying (A) that attached thereto is a true and complete copy of the bylaws (or equivalent documents) of such Person as in effect on the Amendment No. 6 Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below (or certification of no change thereto since the A&R Closing Date or, if so delivered on such date, the latest of the Amendment No. 1 Effective Date, the Amendment No. 3 Effective Date and the Amendment No. 5 Effective Date), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or its equivalent) of such Person authorizing the execution, delivery and performance of this Amendment and the transactions contemplated hereunder and under the Amended Credit Agreement and, in the case of the Company, the borrowings under the Amended Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of such Person; and (iii) a certificate of another authorized officer as to the incumbency and specimen signature of the authorized officer executing the certificate pursuant to clause (ii) above; (c) the representations set forth in Section 6 shall be true and correct on and as of the Amendment No. 6 Effective Date; (d) on and as of the Amendment No. 6 Effective Date, no Default or Event of Default shall exist immediately prior to or after giving effect to the Amendment and the incurrence of the Amendment No. 6 Incremental Term A Loans (or the use of proceeds thereof); (e) the Administrative Agent shall have received a certificate, dated as of the Amendment No. 6 Effective Date and signed by a responsible officer of the Company, certifying that the conditions set forth in Sections 5(c) and 5(d) are satisfied; (f) the Administrative Agent shall have received, on behalf of itself, the Existing 2022 Term A Lenders and Amendment No. 6 Incremental Term A Lenders, a favorable written opinion of (i) Weil, Gotshal & Manges LLP, New York, Delaware and California counsel for the Parent, the Company and the Subsidiary Guarantors, (ii) Stikeman Elliott LLP, Canadian counsel for the Subsidiary Guarantors, and (iii) CMS Cameron McKenna Nabarro Olswang LLP, counsel for the Subsidiary Guarantors in England and Wales, in each case (A) dated the Amendment No. 6 Effective Date, (B) addressed to the Administrative Agent, the Existing 2022 Term A Lenders and the Amendment No. 6 Incremental Term A Lenders and (C) covering such matters relating to this Amendment and the transactions contemplated hereunder and as the Administrative Agent shall reasonably request. The Company hereby requests such counsel to deliver such opinion; (g) the Administrative Agent shall have received (or substantially concurrently with the funding of the Amendment No. 6 Incremental Term A Loans on the Amendment No. 6 Effective Date, will receive) all fees and other amounts due and payable on or prior to the Amendment No. 6 Effective Date, including, to the extent invoiced at least 3 Business Days prior to the Amendment No. 6 Effective Date, reimbursement or payment of all out of pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Obligors hereunder, under the Amended Credit Agreement, under any other Basic Document or under any engagement letter or other fee letter entered into in connection with the Proposed Amendment and/or the Amendment No. 6 Incremental Term A Loans established hereunder. (h) The Administrative Agent shall have received a solvency certificate from a financial officer of the Parent on behalf of the Parent in form and substance satisfactory to the Administrative Agent certifying that Parent and its subsidiaries, on a consolidated basis after giving effect

-5- to the transactions contemplated hereunder and under the Amended Credit Agreement to occur on the Amendment No. 6 Effective Date, are solvent; (i) The Amendment No. 6 Incremental Term A Lenders shall have received, at least three Business Days prior to the Amendment No. 6 Effective Date, to the extent requested at least 10 Business Days prior to the Amendment No. 6 Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act; (j) To the extent the Company qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Amendment No. 6 Incremental Term A Lenders shall have received a Beneficial Ownership Certification in relation to the Company if requested at least ten Business Days prior to the Amendment No. 6 Effective Date; and (k) The Company shall make a borrowing request in accordance with Section 5.05 of the Amended Credit Agreement with respect to the Amendment No. 6 Incremental Term A Loans. SECTION 6. Representations and Warranties. Each of the Parent and the Company jointly and severally represents and warrants to the Administrative Agent and to each of the Existing 2022 Term A Lenders and the Amendment No. 6 Incremental Term A Lenders that, immediately after giving effect to this Amendment and the incurrence of the Amendment No. 6 Incremental Term A Loans (and the use of proceeds thereof) on the Amendment No. 6 Effective Date, the representations and warranties made by the Parent and the Company in the Amended Credit Agreement are true in all material respects (except for those representations and warranties qualified by materiality, which shall be true in all respects) on and as of the Amendment No. 6 Effective Date (except to the extent such representations and warranties relate to an earlier date, in which event they shall be true in all material respects (except for those representations and warranties qualified by materiality, which shall be true in all respects) on and as of such earlier date). SECTION 7. Reaffirmation. Each of the Parent, the Company and each Subsidiary Guarantor party hereto hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (a) the covenants and agreements contained in each Basic Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (b) its guarantee of the Obligations under the Parent Guaranty, the Company Guaranty or the Subsidiary Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents, in each case, subject to any applicable limitations and conditions set forth therein. The modification of the Credit Agreement effected pursuant to this Amendment and the execution, delivery, performance or effectiveness of this Amendment do not impair the validity, effectiveness or priority of the Liens granted pursuant to any Security Document, and such Liens shall remain in full force and effect, and will continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred, after giving effect to this Amendment. SECTION 8. Effect of Amendment; No Novation. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement or any other Basic Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Basic Document, all of which shall continue in full force and effect in accordance with the

-6- provisions thereof. Nothing herein shall be deemed to entitle any Obligor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any other Basic Document in similar or different circumstances. (b) On and after the Amendment No. 6 Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, as used in the Amended Credit Agreement, shall refer to the Credit Agreement as amended by this Amendment, and the term “Credit Agreement”, as used in any Basic Document, shall mean the Amended Credit Agreement. This Amendment shall constitute a “Basic Document” for all purposes of the Amended Credit Agreement and the other Basic Documents. (c) This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release any Guarantee thereof. Nothing expressed or implied in this Amendment, the Amended Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of Parent or the Company under the Credit Agreement or any Obligor under any Basic Document (as defined in the Credit Agreement) from any of its obligations and liabilities thereunder. (d) It is the intent of the parties hereto, and the parties hereto agree, that this Amendment shall not constitute a novation of the Credit Agreement, any other Basic Document (as defined in the Credit Agreement) or any of the rights, obligations or liabilities thereunder. SECTION 9. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; JURY TRIAL WAIVER. THE PROVISIONS CONCERNING GOVERNING LAW AND WAIVER OF JURY TRIAL AND JURISDICTION AND CONSENT TO SERVICE OF PROCESS SET FORTH IN SECTION 12.11 OF THE AMENDED CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT AND ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS. SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The provisions concerning execution set forth in Section 12.10 of the Amended Credit Agreement shall apply to this Amendment and incorporated herein by this reference, mutatis mutandis. SECTION 11. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 12. Headings. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment. SECTION 13. Indemnification; Confidentiality. For the avoidance of doubt, the provisions set forth in Sections 12.04 and 12.07 of the Amended Credit Agreement shall apply this Amendment and incorporated herein by this reference, mutatis mutandis.

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[Signature Page to Amendment No. 6 to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. THE PARENT: IRON MOUNTAIN INCORPORATED By: /s/ David Buda ______________________ Name: David Buda Title: Senior Vice President, Finance and Treasurer THE COMPANY: IRON MOUNTAIN INFORMATION MANAGEMENT, LLC By: /s/ David Buda ______________________ Name: David Buda Title: Senior Vice President, Finance and Treasurer

[Signature Page to Amendment No. 6 to Credit Agreement] THE SUBSIDIARY GUARANTORS: IRON MOUNTAIN SECURE SHREDDING, INC. IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES, INC. IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC. IRON MOUNTAIN GLOBAL LLC IRON MOUNTAIN US HOLDINGS, INC. IRON MOUNTAIN DATA CENTERS, LLC IRON MOUNTAIN DATA CENTERS SERVICES, LLC IM MORTGAGE SOLUTIONS, LLC IRON MOUNTAIN GLOBAL HOLDINGS, INC. NETTLEBED ACQUISITION CORP. IRON MOUNTAIN RECORDS MANAGEMENT (PUERTO RICO), INC. IRON MOUNTAIN CANADA OPERATIONS ULC INTERCEPT PARENT, INC. ITRENEW, INC. ESISO, LLC By: /s/ David Buda ______________________ Name: David Buda Title: Senior Vice President, Finance and Treasurer IRON MOUNTAIN (UK) PLC By: /s/ Nicholas Ben Ford ________________ Name: Nicholas Ben ford Title: Director

[Signature Page to Amendment No. 6 to Credit Agreement] THE ADMINISTRATIVE AGENT JPMORGAN CHASE BANK, N.A., as the Administrative Agent By: /s/ Arthur Atte_________________________ Name: Arthur Atte Title: Vice President

[Signature Page to Amendment No. 6 to Credit Agreement] JPMORGAN CHASE BANK, N.A., as a 2022 Term A Lender and an Amendment No. 6 Incremental Term A Lender By: /s/ Arthur Atte_____________________ Name: Arthur Atte Title: Vice President

[Signature Page to Amendment No. 6 to Credit Agreement] BANK OF AMERICA, N.A, as a 2022 Term A Lender and an Amendment No. 6 Incremental Term A Lender By: /s/ Alexander H. Slemrod______________ Name: Alexander H. Slemrod Title: Senior Vice President

[Signature Page to Amendment No. 6 to Credit Agreement] BARCLAYS BANK PLC, as an Amendment No. 6 Incremental Term A Lender By: /s/ Charlene Saldanha________________ Name: Charlene Saldanha Title: Director

[Signature Page to Amendment No. 6 to Credit Agreement] Citizens Bank N.A., as a 2022 Term A Lender and an Amendment No. 6 Incremental Term A Lender By: /s/ Michael Makaitis________________ Name: Michael Makaitis Title: Senior Vice President

[Signature Page to Amendment No. 6 to Credit Agreement] CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a 2022 Term A Lender and an Amendment No. 6 Incremental Term A Lender By: /s/ Paul Arens___________________ Name: Paul Arens Title: Director By: /s/ Gordon Yip___________________ Name: Gordon Yip Title: Director

[Signature Page to Amendment No. 6 to Credit Agreement] GOLDMAN SACHS BANK USA, as an Amendment No. 6 Incremental Term A Lender By: /s/ Jonathan Dworkin_________________ Name: Jonathan Dworkin Title: Authorized Signatory

[Signature Page to Amendment No. 6 to Credit Agreement] M&T Bank, as a 2022 Term A Lender and an Amendment No. 6 Incremental Term A Lender By: /s/ Kathryn Williams_________________ Name: Kathryn Williams Title: Director

[Signature Page to Amendment No. 6 to Credit Agreement] MIZUHO BANK LTD., as a 2022 Term A Lender and an Amendment No. 6 Incremental Term A Lender By: /s/ Donna DeMagistris_______________ Name: Donna DeMagistris Title: Managing Director

[Signature Page to Amendment No. 6 to Credit Agreement] Morgan Stanley Bank, N.A., as an Amendment No. 6 Incremental Term A Lender By: /s/ Michael King____________________ Name: Michael King Title: Authorized Signatory

[Signature Page to Amendment No. 6 to Credit Agreement] MUFG Bank, Ltd., as a 2022 Term A Lender and an Amendment No. 6 Incremental Term A Lender By: /s/ Cynthia Ly____________________ Name: Cynthia Ly Title: Vice President

[Signature Page to Amendment No. 6 to Credit Agreement] PNC Bank, National Association, as a 2022 Term A Lender and an Amendment No. 6 Incremental Term A Lender By: /s/ Steven Gassaway_________________ Name: Steven Gassaway Title: Assistant Vice President / Underwriter

[Signature Page to Amendment No. 6 to Credit Agreement] SUMITOMO MITSUI BANKING CORPORATION, as a 2022 Term A Lender and an Amendment No. 6 Incremental Term A Lender By: /s/ Nabeel Shah_____________________ Name: Nabeel Shah Title: Director

[Signature Page to Amendment No. 6 to Credit Agreement] Trusit Bank, as a 2022 Term A Lender and an Amendment No. 6 Incremental Term A Lender By: /s/ William Rutkowski______________ Name: William Rutkowski Title: Director

[Signature Page to Amendment No. 6 to Credit Agreement] UBS AG, Stamford Branch, as an Amendment No. 6 Incremental Term A Lender By: /s/ Larcy Naval_______________________ Name: Larcy Naval Title: Director By: /s/ Joselin Fernandes___________________ Name: Joselin Fernandes Title: Director

[Signature Page to Amendment No. 6 to Credit Agreement] WELLS FARGO BANK, NATIONAL ASSOCIATION, as a 2022 Term A Lender and an Amendment No. 6 Incremental Term A Lender By: /s/ Daniel Kurtz__________________ Name: Daniel Kurtz Title: Director

[Signature Page to Amendment No. 6 to Credit Agreement] BNP PARIBAS, as a 2022 Term A Lender and an Amendment No. 6 Incremental Term A Lender By: /s/ Richard Pace_______________________ Name: Richard Pace Title: Managing Director By: /s/ Michael Lefkowitz___________________ Name: Michael Lefkowitz Title: Director

[Signature Page to Amendment No. 6 to Credit Agreement] CAPITAL ONE, NATIONAL ASSOCIATION, as a 2022 Term A Lender and an Amendment No. 6 Incremental Term A Lender By: /s/ Andrew Seymour__________________ Name: Andrew Seymour Title: Duly Authorized Signatory

[Signature Page to Amendment No. 6 to Credit Agreement] The Toronto-Dominion Bank, New York Branch, as an Amendment No. 6 Incremental Term A Lender By: /s/ Victoria Roberts_________________ Name: Victoria Roberts Title: Authorized Signatory

[Signature Page to Amendment No. 6 to Credit Agreement] TD Bank, N.A., as a 2022 Term A Lender By: /s/ Bernadette Collins________________ Name: Bernadette Collins Title: Senior Vice President

[Signature Page to Amendment No. 6 to Credit Agreement] THE HUNTINGTON NATIONAL BANK, as a 2022 Term A Lender and an Amendment No. 6 Incremental Term A Lender By: /s/ Matthew N. Walt_________________ Name: Matthew N. Walt Title: Director

[Signature Page to Amendment No. 6 to Credit Agreement] Synovus Bank, as an Amendment No. 6 Incremental Term A Lender By: /s/ Nicholas Hahn___________________ Name: Nicholas Hahn Title: Managing Director

[Signature Page to Amendment No. 6 to Credit Agreement] WEBSTER BANK, N.A., as an Amendment No. 6 Incremental Term A Lender By: /s/ Steven W. Collins_________________ Name: Steven W. Collins Title: Managing Director

Exhibit A Amended Credit Agreement [See attached]

Execution Version Conformed through Amendment No. 56 IRON MOUNTAIN INCORPORATED CREDIT AGREEMENT Dated as of June 27, 2011, as amended and restated as of July 2, 2015, as further amended and restated as of August 21, 2017, as further amended and restated as of March 18, 2022, as amended by Amendment No. 1 to Credit Agreement, dated as of December 28, 2023, as amended by Amendment No. 2 to Credit Agreement, dated as of June 7, 2024, as amended by Amendment No. 3 to Credit Agreement, dated as of July 2, 2024, as amended by Amendment No. 4 to Credit Agreement, dated as of August 19, 2024, and as amended by Amendment No. 5 to Credit Agreement, dated as of November 7, 2024, and as amended by Amendment No. 6 to Credit Agreement, dated as of June 18, 2025 JPMORGAN CHASE BANK, N.A., BOFA SECURITIES INC., BARCLAYS BANK PLC, CITIZENS BANK N.A., CREDIT AGRICOLE CIB, MORGAN STANLEY SENIOR FUNDING, INC., TRUIST BANK, PNC CAPITAL MARKETS LLC, MUFG BANK, LTD., WELLS FARGO BANK, N.A. AND GOLDMAN SACHS BANK USA, as Joint Lead Arrangers, JPMORGAN CHASE BANK, N.A., BOFA SECURITIES INC., BARCLAYS BANK PLC, CITIZENS BANK N.A., CREDIT AGRICOLE CIB, MORGAN STANLEY SENIOR FUNDING, INC., TRUIST BANK, PNC BANK, N.A.NATIONAL ASSOCIATION, MUFG BANK, LTD., WELLS FARGO BANK, N.A. AND GOLDMAN SACHS BANK USA, as Joint Lead Arrangers, Joint as Joint Bookrunners and Co-Syndication Agents, TD BANK, N.A., MIZUHO BANK LTD. AND BNP PARIBAS, as Co-Syndication Agents, CAPITAL ONE, N.A. AND SUMITOMO MITSUI BANKING CORPORATION, as Co-Documentation Agents, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent

TABLE OF CONTENTS

Page

Section 1. Definitions and Accounting Matters 2

1.01. Certain Defined Terms 2
1.02. Accounting Terms and Determinations ..... ~~51~~52
1.03. Types of Loans ..... ~~51~~52
1.04. Currency ..... ~~51~~52
1.05. Additional Alternate Currencies ..... ~~52~~53
1.06. Basket Compliance and Limited Conditionality Provisions ..... ~~52~~53
1.07. Sustainability Adjustments ..... ~~56~~57
1.08. Interest Rates; Benchmark Notification ..... ~~56~~57

Section 2. Loans, Etc ..... ~~57~~58

2.01. Revolving Loans; Term Loans; Incremental Loans ..... ~~57~~58
2.02. Reductions of Commitments ..... ~~63~~65
2.03. Fees ..... ~~63~~65
2.04. Lending Offices ..... ~~64~~65
2.05. Several Obligations: Remedies Independent ..... ~~64~~65
2.06. Notes ..... ~~64~~65
2.07. Use of Proceeds ..... ~~64~~66
2.08. Letters of Credit ..... ~~64~~66
2.09. [Reserved] ..... ~~70~~71
2.10. Defaulting Lenders ..... ~~70~~71
2.11. Term Loan Purchases ..... ~~72~~74
2.12. Extension Offers ..... ~~73~~74
2.13. Refinancing Facilities ..... ~~75~~77

Section 3. Borrowings, Conversions and Prepayments ..... ~~77~~79

3.01. Procedure for Borrowing ..... ~~77~~79
3.02. Prepayments and Conversions ..... ~~78~~79

Section 4. Payments of Principal and Interest ..... ~~81~~82

4.01. Repayment of Loans ..... ~~81~~82
4.02. Interest ..... ~~81~~83

Section 5. Payments; Pro Rata Treatment; Computations; Etc ..... ~~83~~85

5.01. Payments ..... ~~83~~85
5.02. Pro Rata Treatment ..... ~~84~~86
5.03. Computations ..... ~~84~~86
5.04. Minimum and Maximum Amounts; Types ..... ~~84~~86
5.05. Certain Notices ..... ~~85~~87
5.06. Non-Receipt of Funds by the Administrative Agent ..... ~~86~~88
5.07. Sharing of Payments; Waiver of Enforcement Without Consent, Etc ..... ~~87~~89
5.08. Taxes ..... ~~87~~89
5.09. Judgment Currency ..... ~~93~~95

TABLE OF CONTENTS (continued) Page ii Section 6. Yield Protection and Illegality ................................................................................. 9396 6.01. Additional Costs .................................................................................................... 9396 6.02. Alternate Rate of Interest ....................................................................................... 9597 6.03. Illegality ............................................................................................................... 98100 6.04. Substitute ABR Loans ......................................................................................... 98101 6.05. Compensation ...................................................................................................... 99101 6.06. Capital Adequacy ................................................................................................. 99101 6.07. Mitigation Obligations; Substitution of Lender ..................................................... 1002 6.08. Additional Costs in Respect of Letters of Credit ................................................... 1003 Section 7. Conditions Precedent ............................................................................................... 1013 7.01. [Reserved] .............................................................................................................. 1013 7.02. [Reserved] .............................................................................................................. 1013 7.03. Initial and Subsequent Loans ................................................................................. 1013 Section 8. Representations and Warranties ............................................................................... 1024 8.01. Corporate Existence ............................................................................................... 1024 8.02. Information ............................................................................................................ 1024 8.03. Litigation ................................................................................................................ 1035 8.04. No Breach .............................................................................................................. 1035 8.05. Corporate Action ................................................................................................... 1035 8.06. Approvals ............................................................................................................... 1036 8.07. Regulations U and X .............................................................................................. 1046 8.08. ERISA and the Canadian Pension Plans ................................................................ 1046 8.09. Taxes ...................................................................................................................... 1046 8.10. Subsidiaries, Etc .................................................................................................... 1046 8.11. Investment Company Act ...................................................................................... 1047 8.12. Reserved ................................................................................................................ 1057 8.13. Ownership and Use of Properties .......................................................................... 1057 8.14. Environmental Compliance ................................................................................... 1057 8.15. Solvency ................................................................................................................ 1057 8.16. [Reserved] .............................................................................................................. 1058 8.17. Anti-Corruption Laws and Sanctions .................................................................... 1058 8.18. Affected Financial Institutions .............................................................................. 1068 Section 9. Covenants ................................................................................................................. 1068 9.01. Financial Statements and Other Information ......................................................... 1068 9.02. Taxes and Claims ............................................................................................... 108111 9.03. Insurance ............................................................................................................ 109111 9.04. Maintenance of Existence; Conduct of Business ............................................... 109111 9.05. Maintenance of and Access to Properties .......................................................... 109112 9.06. Compliance with Applicable Laws ........................................................................ 1103 9.07. Litigation ................................................................................................................ 1103

TABLE OF CONTENTS (continued) Page iii 9.08. Indebtedness .......................................................................................................... 1113 9.09. Net Total Lease Adjusted Leverage Ratio ............................................................. 1135 9.10. [Reserved] .............................................................................................................. 1136 9.11. Fixed Charges Coverage Ratio .............................................................................. 1146 9.12. Mergers, Asset Dispositions. Etc ........................................................................... 1146 9.13. Liens ...................................................................................................................... 1157 9.14. Investments ............................................................................................................ 1168 9.15. Restricted Payments ........................................................................................... 118120 9.16. Transactions with Affiliates ............................................................................... 118121 9.17. Subordinated Indebtedness ................................................................................ 119121 9.18. Lines of Businesses ............................................................................................ 119122 9.19. [Reserved] .............................................................................................................. 1202 9.20. Use of Proceeds ..................................................................................................... 1202 9.21. Certain Obligations Respecting Subsidiaries ......................................................... 1202 9.22. Environmental Matters .......................................................................................... 1213 9.23. [Reserved] .............................................................................................................. 1214 9.24. Further Assurances ................................................................................................ 1224 9.25. Unrestricted Subsidiaries ....................................................................................... 1224 Section 10. Defaults .................................................................................................................. 1225 10.01. Events of Default ................................................................................................... 1225 10.02. Ratable Treatment of Lenders ............................................................................... 1258 Section 11. The Administrative Agent; Other Agents .............................................................. 1269 11.01. Appointment Powers and Immunities ................................................................... 1269 11.02. Administrative Agent’s Reliance, Limitation of Liability, Etc ......................... 129131 11.03. Indemnification ...................................................................................................... 1313 11.04. Non-Reliance on Administrative Agent and Other Lenders .................................. 1314 11.05. Failure to Act ......................................................................................................... 1336 11.06. Resignation or Removal of Administrative Agent ................................................ 1336 11.07. Lead Arrangers, Joint Bookrunners, Co-Documentation Agents and Co- Syndication Agents ................................................................................................ 1357 11.08. Collateral Sub-Agents ............................................................................................ 1357 11.09. Additional Ministerial Powers of the Administrative Agent ................................. 1358 11.10. Canadian Administrative Agent ............................................................................ 1358 11.11. Posting of Communications ................................................................................... 1358 11.12. Collateral Matters .................................................................................................. 1379 11.13. Credit Bidding ................................................................................................... 137140 11.14. Certain ERISA Matters ...................................................................................... 138141 11.15. CAM ...................................................................................................................... 1403 Section 12. Miscellaneous ........................................................................................................ 1403 12.01. Waiver .................................................................................................................... 1403 12.02. Notices ................................................................................................................... 1403

TABLE OF CONTENTS (continued) Page iv 12.03. Expenses Etc .......................................................................................................... 1403 12.04. Indemnification; Limitation of Liability ................................................................ 1414 12.05. Amendments. Etc ................................................................................................... 1425 12.06. Successors and Assigns ......................................................................................... 1447 12.07. Confidentiality ....................................................................................................... 1479 12.08. Survival .............................................................................................................. 147150 12.09. Captions ............................................................................................................. 148150 12.10. Counterparts; Integration ................................................................................... 148150 12.11. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL ..................................................................................................... 149152 12.12. Borrowers’ Agent .................................................................................................. 1502 12.13. [Reserved] .............................................................................................................. 1503 12.14. Acknowledgements ................................................................................................ 1503 12.15. USA PATRIOT Act ............................................................................................... 1503 12.16. Additional Borrowers ............................................................................................ 1514 12.17. Releases of Guaranties and Liens .......................................................................... 1514 12.18. Amendment and Restatement ................................................................................ 1525 12.19. Right to Setoff ........................................................................................................ 1536 12.20. [Reserved] .............................................................................................................. 1546 12.21. Severability ............................................................................................................ 1546 12.22. Payments Set Aside ............................................................................................... 1547 12.23. Acknowledgement and Consent to Bail-In of Affected Financial Institutions ...... 1547 12.24. Acknowledgement Regarding Any Supported QFCs ............................................ 1558

TABLE OF CONTENTS (continued) v Schedules SCHEDULE I - [Reserved] SCHEDULE II - Subsidiaries; Immaterial Subsidiaries; Investments in Joint Ventures and Other Persons SCHEDULE III - Credit Agreements, Indentures, Leases SCHEDULE IV - Existing Letters of Credit SCHEDULE V - Borrowers SCHEDULE VI - Unrestricted Subsidiaries Exhibits EXHIBIT A-1 - Form of Revolving Credit Note EXHIBIT A-2 - Form of Term Note EXHIBIT B - Company Guaranty EXHIBIT C - Company Pledge Agreement EXHIBIT D - Parent Guaranty EXHIBIT E - Parent Pledge Agreement EXHIBIT F - Subsidiary Guaranty EXHIBIT G - Subsidiary Pledge Agreement EXHIBIT H - Canadian Borrower Pledge Agreement EXHIBIT I - [Reserved] EXHIBIT J - [Reserved] EXHIBIT K - [Reserved] EXHIBIT L - [Reserved] EXHIBIT M - [Reserved] EXHIBIT N - Form of Assignment and Assumption EXHIBIT O-1 - Form of Borrowing Subsidiary Agreement EXHIBIT O-2 - Form of Borrowing Subsidiary Termination EXHIBIT P - Form of U.S. Tax Compliance Certificate

CREDIT AGREEMENT dated as of June 27, 2011, as amended and restated as of July 2, 2015, and as further amended and restated as of August 21, 2017, and as further amended and restated as of March 18, 2022, and as further amended by that certain Amendment No. 1 to Credit Agreement, dated as of December 28, 2023, and as further amended by that certain Amendment No. 2 to Credit Agreement, dated as of June 7, 2024, and as further amended by that certain Amendment No. 3 to Credit Agreement, dated as of July 2, 2024, and as further amended by that certain Amendment No. 4 to Credit Agreement, dated as of August 19, 2024, and as further amended by that certain Amendment No. 5 to Credit Agreement, dated as of November 7, 2024, and as further amended by that certain Amendment No. 6 to Credit Agreement, dated as of June 18, 2025 (as may be further amended, restated, amended and restated, supplemented or otherwise modified, this “Agreement”), among: IRON MOUNTAIN INCORPORATED, a corporation duly organized and validly existing under the laws of the State of Delaware (together with its successors permitted under this Agreement, the “Parent”); IRON MOUNTAIN INFORMATION MANAGEMENT, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (together with its successors permitted under this Agreement, the “Company”); the other Subsidiaries of the Company party hereto from time to time as Borrowers; each of the banks, financial institutions and other entities party hereto from time to time as Lenders and Issuing Banks; JPMORGAN CHASE BANK, N.A., BOFA SECURITIES INC., BARCLAYS BANK PLC, CITIZENS BANK N.A., CREDIT AGRICOLE CIB, MORGAN STANLEY SENIOR FUNDING, INC., TRUIST BANK, PNC BANK, N.A.CAPITAL MARKETS LLC, MUFG BANK, LTD., WELLS FARGO BANK, N.A. AND GOLDMAN SACHS BANK USA, as Joint Lead Arrangers, JPMORGAN CHASE BANK, N.A., BOFA SECURITIES INC., BARCLAYS BANK PLC, CITIZENS BANK N.A., CREDIT AGRICOLE CIB, MORGAN STANLEY SENIOR FUNDING, INC., TRUIST BANK, PNC BANK, NATIONAL ASSOCIATION, MUFG BANK, LTD., WELLS FARGO BANK, N.A. AND GOLDMAN SACHS BANK USA, as Joint Bookrunners and Co-Syndication Agents, TD BANK, N.A., MIZUHO BANK LTD. AND BNP PARIBAS, as Co-Syndication Agents, CAPITAL ONE, N.A. AND SUMITOMO MITSUI BANKING CORPORATION, as Co-Documentation Agents, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent (in such capacity, together with its successors in such capacity, the “Canadian Administrative Agent”), and JPMORGAN CHASE BANK, N.A. as agent for the Lenders (in such capacity, together with its successors in such capacity and any of its designated branch offices or affiliates, the “Administrative Agent”). RECITALS WHEREAS, the Parent and the Company are party to the Credit Agreement, dated as of June 27, 2011 (as amended and restated as of July 2, 2015, and as further amended and restated as of August 21, 2017 and as further amended and in effect prior to the A&R Closing Date, the “Existing Credit Agreement”), among the Parent, the Company, the Administrative Agent and certain other agents and parties party thereto. WHEREAS, the Parent and the Company wish to (i) refinance the existing revolving credit facility and the existing term loan A facility pursuant to Section 2.13 of the Existing Credit Agreement and (ii) amend and restate the Existing Credit Agreement on the terms set forth herein.

2 NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree to amend and restate the Existing Credit Agreement as of the A&R Closing Date, and the Existing Credit Agreement is hereby amended and restated in its entirety as follows as of the A&R Closing Date: Section 1. Definitions and Accounting Matters. 1.01. Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa): “2022 Revolving Commitments” shall mean, as to each 2022 Revolving Lender, the obligation of such 2022 Revolving Lender to make 2022 Revolving Loans, in an aggregate principal or stated amount at any one time outstanding up to but not exceeding the amount set forth opposite such 2022 Revolving Lender’s name on Schedule I to Amendment No. 5 or, in the case of a Person that is party to an assignment permitted under Section 12.06 hereof after the Amendment No. 5 Effective Date, as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced at any time or from time to time pursuant to Section 3.02 hereof). The original aggregate amount of the 2022 Revolving Commitments on the A&R Closing Date is $2,250,000,000. As of the Amendment No. 5 Effective Date, the amount of the 2022 Revolving Commitments is $2,750,000,000. “2022 Revolving Facility” shall mean the 2022 Revolving Commitments and the 2022 Revolving Loans. “2022 Revolving Lenders” shall mean each Lender that has a 2022 Revolving Commitment or holds a 2022 Revolving Loan. “2022 Revolving Loan Maturity Date” shall mean March 18, 2030; provided if such date is not a Business Day, the 2022 Revolving Loan Maturity Date shall mean the first Business Day preceding such date. “2022 Revolving Loans” shall have the meaning assigned to such term in Section 2.01(b). “2022 Term A Commitment” shall mean, as to each 2022 Term A Lender, the obligation of such 2022 Term A Lender to make 2022 Term A Loans on the A&R Closing Date and/or the Amendment No. 6 Effective Date, as applicable, in an aggregate principal or stated amount at any one time outstanding up to but not exceeding the amount set forth opposite such 2022 Term A Lender’s name on Schedule I to the Amendment and Restatement Agreement and/or on Schedule I to Amendment No. 6, as applicable. The original aggregate principal amount of the 2022 Term A Commitments on the A&R Closing Date is $250,000,000. “2022 Term A Lenders” shall mean each Lender that holds a 2022 Term A Commitment or a 2022 Term A Loan. “2022 Term A Loan” shall have the meaning assigned to such term in Section 2.01(a). AsOn and as of the Amendment No. 5 Effective Date, (i) each 2022 Term A Lender holdsheld the aggregate principal amount of 2022 Term A Loans set forth opposite its name on Schedule III to

3 Amendment No. 5 and (ii) the total principal amount of all 2022 Term A Loans held by all 2022 Term A Lenders was $218,750,000. On and as of the Amendment No. 6 Effective Date, the total principal amount of all 2022 Term A Loans held by all 2022 Term A Lenders is $218,750,000500,000,000. “2022 Term A Loan Maturity Date” shall mean March 18, 2030; provided if such date is not a Business Day, the 2022 Term A Loan Maturity Date shall mean the first Business Day preceding such date. “A&R Closing Date” shall have the meaning set forth in the Amendment and Restatement Agreement. “ABR”, when used in reference to any Loan or Borrowing, shall refer to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Alternate Base Rate. “Acceleration Date” shall have the meaning provided in Section 10.02. “Accounts Receivable Asset” means (a) any accounts receivable, revenue stream or other right of payment, real estate asset, or mortgage receivable or any Related Security and (b) collections, contract rights, lockbox accounts and records with respect to such assets customarily transferred therewith, in each case subject to an Accounts Receivable Financing. “Accounts Receivable Financing” shall mean any accounts receivable sale arrangement, credit facility or conditional purchase contract or similar arrangement providing financing secured directly or indirectly by Accounts Receivable Assets of the Parent or its Subsidiaries that meets the following conditions: (a) the Parent shall have determined in good faith that the terms of such Accounts Receivable Financing (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Parent and its Subsidiaries; (b) all sales or contributions (as applicable) of Accounts Receivable Assets and related assets by the Parent or any Subsidiary to any Accounts Receivable Subsidiary or any other Person are made for a price that is no less than fair market value (as determined in good faith by the Parent); (c) the financing terms, covenants, termination events and other provisions thereof shall be on market terms (as determined in good faith by the Parent) and may include Standard Securitization Undertakings; and (d) the obligations under such Accounts Receivable Financing are non-recourse (except to the extent customary for similar transactions in the applicable jurisdiction) to the Parent or any of its Subsidiaries (other than an Accounts Receivable Subsidiary). “Accounts Receivable Subsidiary” shall mean any Subsidiary formed for the purpose of facilitating or entering into one or more Accounts Receivable Financings and that engages only in activities reasonably related or incidental thereto, or another Person formed for the purposes of engaging in an Accounts Receivable Financing in which the Parent or any Subsidiary makes an Investment and to which the Parent or any Subsidiary transfers Account Receivable Assets. “Acquired Debt” shall mean, with respect to the Parent or any Subsidiary, Indebtedness of any other Person, existing at the time such other Person merged with or into or became a Subsidiary of the Parent or any Subsidiary thereof in connection with a Permitted Acquisition occurring after

4 the A&R Closing Date, provided that such Indebtedness was not created by such other Person in contemplation of such acquisition. “Acquisition” shall mean an acquisition of assets of, or a majority of the Capital Stock of, another business by the Parent and/or one or more of its Subsidiaries. “Acquisition Consideration” shall mean, with respect to any Acquisition, the aggregate amount of consideration paid by the Parent and its Subsidiaries in connection therewith, including, without limitation, (a) Stock Consideration and (b) other consideration on account of (i) any expenses incurred in connection with such Acquisition, (ii) liabilities under agreements not to compete incurred in connection with such Acquisition, (iii) the principal amount of Indebtedness assumed in connection with such Acquisition and (iv) Additional Expenditures related to such Acquisition. “Act” shall have the meaning provided in Section 12.15. “Additional Borrowers” shall mean any Subsidiary of the Parent that becomes a party hereto as a Borrower pursuant to Section 12.16. “Additional Costs” shall have the meaning provided in Section 6.01. “Additional Cost Event” shall have the meaning provided in Section 6.01. “Additional Expenditures” shall mean, with respect to any Acquisition, amounts expended or to be expended by the Parent and its Subsidiaries within twelve months after the date of such Acquisition to acquire or construct facilities and equipment that are not part of the assets acquired pursuant to such Acquisition but which are deemed by the Parent to be essential for the integration or restructuring of the assets so acquired. “Additional Lender” shall have the meaning provided in Section 2.01(d). “Adjusted Daily Simple CORRA” shall mean an interest rate per annum equal to the Daily Simple CORRA; provided that if the Adjusted Daily Simple CORRA Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Adjusted Daily Simple SOFR” shall mean an interest rate per annum equal to the Daily Simple SOFR; provided that if the Adjusted Daily Simple SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Adjusted Term CORRA Rate” shall mean, for any Interest Period, an interest rate per annum equal to the Term CORRA for such Interest Period; provided that if the Adjusted Term CORRA Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Adjusted Term SOFR Rate” shall mean, for any Interest Period, an interest rate per annum equal to (a) the Term SOFR Rate for such Interest Period, plus (b) (x) with respect to the

5 Amendment No. 1 Incremental Term B Loans, 0.10% and (y) with respect to the 2022 Revolving Loans and the 2022 Term A Loans, 0.00%; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Adjusted Financial Covenant Period” shall have the meaning provided in Section 9.09. “Administrative Questionnaire” shall mean an administrative questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” shall mean, as to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to be “controlled by” any other Person if such other Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. “Agreed Currencies” shall mean Dollars and each Alternate Currency. “Alternate Base Rate” shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted Term SOFR Rate for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 6.02 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 6.02(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 0.00%, such rate shall be deemed to be 0.00% for purposes of this Agreement. “Alternate Currency” shall mean Canadian Dollars and each other currency that is approved in accordance with Section 1.05. “Amendment and Restatement Agreement” shall mean the Amendment and Restatement Agreement dated as of March 18, 2022 to the Credit Agreement dated as of June 27, 2011 (as amended, amended and restated, supplemented or otherwise modified prior to the A&R Closing Date), among the Parent, the Company, the Subsidiaries of the Company party thereto as Borrowers, the Lenders and the Issuing Banks party thereto, JPMorgan Chase Bank, N.A., as

6 Administrative Agent, and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent. “Amendment No. 1” shall mean that certain Amendment No. 1 to Credit Agreement, dated as of December 28, 2023. “Amendment No. 1 Effective Date” shall mean December 28, 2023. “Amendment No. 1 Incremental Term B Commitment” shall have the meaning assigned to such term in Amendment No. 1 (as supplemented by Amendment No. 3 and Amendment No. 4). “Amendment No. 1 Incremental Term B Lender” shall mean each Lender that holds an Amendment No. 1 Incremental Term B Commitment or an Amendment No. 1 Incremental Term B Loan. “Amendment No. 1 Incremental Term B Loan Maturity Date” shall mean January 31, 2031. “Amendment No. 1 Incremental Term B Loans” shall have the meaning assigned to such term in Amendment No. 1 (as supplemented by Amendment No. 3 and Amendment No. 4). As of the Amendment No. 1 Effective Date, the total principal amount of Amendment No. 1 Incremental Term B Loans is $1,200,000,000.00. As of the Amendment No. 3 Effective Date, the total principal amount of Amendment No. 1 Incremental Term B Loans is $1,806,671,273.42. As of the Amendment No. 4 Effective Date, the total principal amount of Amendment No. 1 Incremental Term B Loans is $1,860,044,909.93. “Amendment No. 1 Repricing Event” shall mean (i) the incurrence by the Company or any other Obligor of any Indebtedness in the form of a syndicated term loan (including any new or additional Term Loans under this Agreement, whether incurred directly or by way of the conversion of the Amendment No. 1 Incremental Term B Loans into a new tranche of replacement Term Loans under this Agreement) (1) having a weighted average yield that is less than the weighted average yield for the Amendment No. 1 Incremental Term B Loans, and (2) the proceeds of which are used to prepay (or, in the case of a conversion, deemed to prepay or replace), in whole or in part, the outstanding principal of the Amendment No. 1 Incremental Term B Loans, or (ii) any effective reduction in the weighted average yield applicable to the Amendment No. 1 Incremental Term B Loans by way of an amendment or waiver to this Agreement; provided that an Amendment No. 1 Repricing Event shall not include any event described in clause (i) or (ii) above that (a) is not consummated for the primary purpose of lowering the weighted average yield applicable to the Amendment No. 1 Incremental Term B Loans (as determined in good faith by the Company) or (b) that is consummated in connection with a Change of Control , acquisition, Investment or disposition that is not permitted by the Basic Documents as in effect immediately prior to the applicable Amendment No. 1 Repricing Event. “Amendment No. 2” shall mean that certain Amendment No. 2 to Credit Agreement, dated as of June 7, 2024. “Amendment No. 2 Effective Date” shall have the meaning assigned to it in Amendment No. 2.

7 “Amendment No. 3” shall mean that certain Amendment No. 3 to Credit Agreement, dated as of July 2, 2024. “Amendment No. 3 Effective Date” shall mean July 2, 2024. “Amendment No. 4” shall mean that certain Amendment No. 4 to Credit Agreement, dated as of August 19, 2024. “Amendment No. 4 Effective Date” shall mean August 19, 2024. “Amendment No. 5” shall mean that certain Amendment No. 5 to Credit Agreement, dated as of November 7, 2024. “Amendment No. 5 Effective Date” shall mean November 7, 2024. “Amendment No. 6” shall mean that certain Amendment No. 6 to Credit Agreement, dated as of June 18, 2025. “Amendment No. 6 Effective Date” shall mean June 18, 2025. “Amendment No. 6 Incremental Term A Lender” has the meaning assigned to such term in Amendment No. 6. “Anti-Corruption Laws” shall mean, with respect to any Person, all laws, rules and regulations of any jurisdiction applicable to such Person or its Affiliates from time to time concerning or relating to bribery or corruption. “Applicable Commitment Fee Rate” shall mean at any time, the percentage per annum set forth in the schedule below opposite the Applicable Leverage Ratio in effect at such time: Applicable Leverage Ratio Applicable Commitment Fee Rate Level 3 Greater than or equal to 4.75 to 1.00 0.300% Level 2 Less than 4.75 to 1.00 and greater than or equal to 3.75 to 1.00 0.250% Level 1 Less than 3.75 to 1.00 0.200% “Applicable L/C Percentage” shall mean, at any time, the Applicable Margin in effect at such time with respect to Term Benchmark Loans that are Revolving Loans (irrespective of whether at the time any Term Benchmark Loan is outstanding). “Applicable Lending Office” shall mean, for each Lender and for each Type of Loan, the lending office of such Lender (or of an affiliate of such Lender) designated for such Type of Loan in the Administrative Questionnaire of such Lender or such other lending office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Company as the office by which its Loans of such Type are to be made and maintained.

8 “Applicable Leverage Ratio” shall mean, at any time, the Consolidated Leverage Ratio as at the end of the most recent fiscal quarter of the Parent in respect of which financial statements have been (or were required to be) delivered by the Parent pursuant to either Section 9.01(1) or 9.01(2) hereof; provided, that to the extent that the required financial statements described in Section 9.01(1) or 9.01(2), as applicable, and the accompanying certificate described in the fourth to last paragraph of Section 9.01 have not been delivered within the time periods set forth therein, commencing on (and including) the date that is three Business Days after the date such financial statements were required to be delivered pursuant to Section 9.01(1) or 9.01(2), as applicable, until the date that is three Business Days after the date such financial statements and such certificate are delivered, the Applicable Leverage Ratio shall be deemed to be greater than 4.75 to 1.00; provided, further, that no change in the Applicable Leverage Ratio will take effect until the date that is three Business Days following receipt by the Administrative Agent of the applicable financial statements and accompanying certificate. Notwithstanding the foregoing, from the A&R Closing Date until (but not including) the date that is three Business Days after the first financial statements are required to be delivered pursuant to Section 9.01(1) or 9.01(2), as applicable, solely for the purposes of determining the Applicable Commitment Fee Rate and the Applicable Margin for the 2022 Revolving Loans and the 2022 Term A Loans, the Applicable Leverage Ratio shall be deemed to be 4.75 to 1.00 (i.e., Level 3). “Applicable Margin” shall mean: (i) with respect to the 2022 Revolving Loans and the 2022 Term A Loans, the rate for the applicable Type of Loan set forth below opposite the Applicable Leverage Ratio in effect at such time: Applicable Leverage Ratio Applicable Margin ABR & C$ Prime Loans Term Benchmark Loans Level 3 Greater than or equal to 4.75 to 1.00 0.75% 1.75% Level 2 Less than 4.75 to 1.00 and greater than or equal to 3.75 to 1.00 0.50% 1.50% Level 1 Less than 3.75 to 1.00 0.25% 1.25% (ii) [reserved]; (iii) with respect to Amendment No. 1 Incremental Term B Loans, (a) on and after the Amendment No. 1 Effective Date and prior to the Amendment No. 3 Effective Date, (x) 1.25% per annum for ABR Loans and (y) 2.25% for Term Benchmark Loans and (b) on and after the Amendment No. 3 Effective Date, (x) 1.00% per annum for ABR Loans and (y) 2.00% for Term Benchmark Loans; and (iv) for Incremental Loans, such rates per annum as shall be agreed to by the Company and the applicable Lenders as shown in the applicable Incremental Facility Amendment.

9 “Applicable Percentage” shall mean (a) with respect to any Term Lender of any Class, a percentage equal to a fraction the numerator of which is the aggregate outstanding principal amount of the Term Loans and unused Commitments of such Term Lender under such Class and the denominator of which is the aggregate outstanding principal amount of the Term Loans and unused Commitments of all Term Lenders under such Class and (b) with respect to any Revolving Lender of any Class, the percentage of the aggregate amount of the Revolving Commitments of such Class represented by such Lender’s Revolving Commitment of such Class; provided that when there is a Defaulting Lender, such Defaulting Lender’s Revolving Commitments shall be disregarded for any relevant calculation; provided, further, in the case of clause (b), in the event that the Revolving Commitments of any Class have expired or been terminated, the Applicable Percentage of any Revolving Lender of such Class shall be determined on the basis of the aggregate amount of Revolving Loans and Letter of Credit Liabilities of such Revolving Lender with respect to such Class, after giving effect to any assignments thereof and to any Revolving Lender’s status as a Defaulting Lender at the time of determination. “Arrangers” shall mean JPMorgan Chase Bank, N.A., BofA Securities Inc., Barclays Bank PLC, Citizens Bank N.A., Credit Agricole CIB, Morgan Stanley Senior Funding, Inc., Truist Bank, PNC Bank, N.A.Capital Markets LLC, MUFG Bank, Ltd., Wells Fargo Bank, N.A. and Goldman Sachs Bank USA. “Asset Sale Prepayment Percentage” shall mean, as of any date of determination, (a) if the First Lien Net Secured Leverage Ratio is greater than 1.15 to 1.00, 100%, (b) if the First Lien Net Secured Leverage Ratio is less than or equal to 1.15 to 1.00 and greater than 0.90 to 1.00, 50% and (c) if the First Lien Net Secured Leverage Ratio is less than or equal to 0.90 to 1.00, 0%; it being understood and agreed that, for purposes of determining the Asset Sale Prepayment Percentage, the First Lien Net Secured Leverage Ratio shall be determined on the date on which such proceeds are received by the Parent or applicable Subsidiary (giving pro forma effect to the subject asset sales and/or Recovery Events). “Australian Credit Agreement” shall mean the Amended and Restated Syndicated Facility Agreement originally dated as of September 28, 2016, among Ausdoc Group Pty Limited, Iron Mountain Australia Group Pty Ltd, the several banks and other financial institutions or entities from time to time parties thereto as lenders and Barclays Bank PLC, as administrative agent, and Barclays Bank PLC, as security trustee, as amended, restated, supplemented or otherwise modified from time to time. “Available Tenor” shall mean, as of any date of determination and with respect to the then- current Benchmark for any Agreed Currency, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of Section 6.02. “Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

10 “Bail-In Legislation” shall mean (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” shall mean the United States Bankruptcy Code, as now or hereafter in effect, or any successor statute. “Bankruptcy Event” shall mean, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or has indicated its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, so long as such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Basic Documents” shall mean this Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6 and each other amendment hereto, the Notes, the Letter of Credit Documents, the Parent Guaranty, the Company Guaranty, the Subsidiary Guaranty, the Security Documents, any Refinancing Facility Agreement entered into pursuant to the terms hereof, any Incremental Facility Amendment entered into pursuant to the terms hereof and any other agreement or document designated as such by the Company and the Administrative Agent. “Benchmark” shall mean, initially, with respect to any (i) RFR Loan, the Daily Simple SOFR, (ii) with respect to any Term Benchmark Loan (a) denominated in Dollars, the Term SOFR Rate or (b) denominated in Canadian Dollars, the Term CORRA; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to the Relevant Rate, or the then-current Benchmark for such Agreed Currency, then “Benchmark” shall mean the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 6.02. “Benchmark Replacement” shall mean, for any Available Tenor, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the

11 then-current Benchmark for syndicated credit facilities denominated in the applicable Agreed Currency at such time in the United States and (b) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to the above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Basic Documents. “Benchmark Replacement Adjustment” shall mean, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Parent for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Agreed Currency at such time. “Benchmark Replacement Conforming Changes” shall mean, with respect to any Benchmark Replacement and/or any Term Benchmark Loan, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent (in consultation with the Parent) decides may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent (in consultation with the Parent) decides is reasonably necessary in connection with the administration of this Agreement and the other Basic Documents). “Benchmark Replacement Date” shall mean, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

12 (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non- representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” shall mean, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, the central bank for the Agreed Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set

13 forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” shall mean, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Basic Document in accordance with Section 6.02 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Basic Document in accordance with Section 6.02. “Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230. “Borrower DTTP Filing” shall mean an HM Revenue & Customs’ Form DTTP2, duly completed and filed by the relevant Borrower within the applicable time limit, which contains the scheme reference number and jurisdiction of tax residence provided by the Lender to the Borrowers and the Administrative Agent. “Borrowers” shall mean each of the Parent, the Company, each entity listed on Schedule V hereto and each Additional Borrower. “Borrower Materials” shall have the meaning provided in Section 9.01. “Borrowing Date” shall mean any Business Day specified by the Company as a date on which the Company requests the relevant Lenders to make Loans hereunder. “Business Day” shall mean any day (other than a Saturday or a Sunday) on which banks are open for business in New York City or Chicago; provided, that (a) when used in connection with a Loan denominated in Canadian Dollars shall also exclude any day on which banks are not open for dealings in Toronto and (b) in relation to Term SOFR Loans and RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings of such Term SOFR Loan or RFR Loan, any such day that is only an U.S. Government Securities Business Day. “Calculation Date” shall mean (a) with respect to any Revolving Loan denominated in an Alternate Currency, each of the following: (i) the Borrowing Date of such Revolving Loan, (ii) each date of any conversion or continuation of such Revolving Loan, (iii) the last day of each fiscal quarter and (iv) the date of any voluntary reduction of a Revolving Commitment; and (b) with respect to any Letter of Credit denominated in any Alternate Currency, each of the following: (i) each date of issuance of such Letter of Credit, (ii) each date of an amendment of such Letter of Credit that would have the effect of increasing the face amount thereof and (iii) the last day of each fiscal quarter; and (c) any additional date as the Administrative Agent shall determine or the Majority Revolving Lenders shall require, in each case under this clause (c), at any time when an Event of Default has occurred and is continuing.

14 “CAM Agreement” shall mean the Amended and Restated Collateral Allocation Agreement, dated as of March 15, 2022, among JPMorgan Chase Bank, N.A., as Administrative Agent on behalf of the Lenders, and Barclays Bank PLC, as Australian agent, global payment agent and Australian security trustee. “CAM Percentage” shall have the meaning assigned to such term in the CAM Agreement. “Canadian Borrowers” shall mean Iron Mountain Canada Operations ULC, a British Columbia unlimited company, Iron Mountain Information Management Services Canada, Inc., a British Columbia corporation, and Iron Mountain Secure Shredding Canada, Inc., a British Columbia corporation, and any other Additional Borrower that is organized under the laws of Canada (or any province or territory thereof). “Canadian Borrower Pledge Agreement” shall mean the pledge agreement, dated as of the Effective Date, to which the Canadian Borrowers and the Administrative Agent are parties, as the same shall be modified and supplemented and in effect from time to time, in substantially the form of Exhibit H. “Canadian Business Day” shall mean, when used in connection with a Loan denominated in Canadian Dollars, any day (other than a Saturday or a Sunday) on which banks are open for dealings in Toronto. “Canadian Dollars” shall mean the lawful currency of Canada. “Canadian Pension Plan” shall mean any plan, program, arrangement or understanding that is a pension plan for the purposes of any applicable pension benefits or tax laws of Canada (whether or not registered under any such laws) which is maintained or contributed to by (or to which there is or may be an obligation to contribute of), the Parent, the Company or any other Subsidiary of the Parent in respect of any person’s employment in Canada or a province or territory thereof with the Parent, the Company or any other Subsidiary of the Parent and all related agreements, arrangements and understandings in respect of, or related to, any benefits to be provided thereunder or the effect thereof on any other compensation or remuneration of any employee. “Canadian PPSA” shall mean the Personal Property Security Act (Ontario) or any other applicable personal property security act or laws of any applicable province or territory of Canada. “Canadian Security Documents” shall mean the Canadian Borrower Pledge Agreement and all other security documents hereafter delivered to the Administrative Agent granting a Lien on the stock of the Canadian Borrowers or any other Canadian Subsidiary to secure the obligations and liabilities of the Canadian Borrowers hereunder and under any of the other Basic Documents. “Capital Expenditures” shall mean capital expenditures by the Parent or any of its Subsidiaries during the relevant period determined in accordance with GAAP. “Capital Lease Obligations” shall mean, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a

15 capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof at such time, determined in accordance with GAAP (including such Statement No. 13). “Capital Stock” shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital stock or other ownership interests, including, without limitation, all common stock, all preferred stock, all partnership interests and all limited liability company interests. “Captive Insurance Subsidiary” shall mean any Subsidiary of the Parent that is subject to regulation as an insurance company (or any Subsidiary thereof). “Cash Management Agreement” shall mean any agreement to provide cash management services, including treasury, depository, cash pooling, netting or composite accounting, overdraft, credit or debit procurement card, electronic funds transfer and other cash management arrangements. “Casualty Event” shall mean, with respect to any property of any Person, any loss of or damage to, or any condemnation or other taking of, such property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation. “Change of Control” shall mean that: (1) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the voting power of all classes of Voting Stock of the Parent, (2) in any consecutive 25-month period, individuals who at the beginning of such period constituted the Board of Directors of the Parent (together with any new directors whose election to such Board of Directors, or whose nomination for election by the stockholders of the Parent was approved by a vote of at least 66-2/3% of the directors still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; (3) [reserved]; or (4) the Company shall cease to be wholly-owned by the Parent or any other Borrower shall cease to be wholly-owned, directly or through other Subsidiaries of the Parent, by the Parent. “Class” when used in reference to (a) any Loan, refers to whether such Loan is a 2022 Revolving Loan, a 2022 Term A Loan, an Amendment No. 1 Incremental Term B Loan, any other Incremental Loan and/or Loans established pursuant to Section 2.12 and/or 2.13 and (b) any Commitment, refers to whether such Commitment is a 2022 Revolving Commitment, a 2022 Term A Commitment, an Amendment No. 1 Incremental Term B Commitment, a Commitment to

16 provide any other Incremental Loan and/or a Commitment established pursuant to Section 2.12 and/or 2.13. “CME Term SOFR Administrator” shall mean CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). “Code” shall mean the Internal Revenue Code of 1986, as amended. “Collateral” shall have the meaning assigned to such term in the Security Documents. “Collateral Account” shall mean a cash collateral account in the name and under the control of the Administrative Agent maintained in accordance with the terms of the Security Documents. “Commitment Termination Date” shall mean with respect to the 2022 Revolving Commitments, the 2022 Revolving Loan Maturity Date. “Commitments” shall mean the Revolving Commitments, the 2022 Term A Commitments, the Amendment No. 1 Incremental Term B Commitments and, as applicable, the Commitments for any other Incremental Loans and/or any Commitments established pursuant to Section 2.12 and/or 2.13, in each case, as in effect from time to time. “Company” shall have the meaning set forth in the preamble. “Company Guaranty” shall mean the amended and restated guaranty, dated as of A&R Closing Date, as said agreement shall be modified and supplemented and in effect from time to time, pursuant to which the Company guarantees the obligations of the Parent and the other Borrowers under the Basic Documents, in substantially the form of Exhibit D. “Company Pledge Agreement” shall mean the amended and restated pledge agreement, dated as of the A&R Closing Date, to which the Company and the Administrative Agent are parties, as the same shall be modified and supplemented and in effect from time to time, in substantially the form of Exhibit E. “Consolidated Leverage Ratio” shall mean the ratio, calculated as at the end of each fiscal quarter of the Parent for the period of four fiscal quarters then ended, of (a) the excess of (i) the aggregate outstanding principal amount of Funded Indebtedness (on a consolidated basis) of the Parent and its Subsidiaries at such date over (ii) the aggregate amount of cash and Liquid Investments of the Parent and Subsidiaries at such date to (b) EBITDA for such period. “Controlled Group” shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Parent, are treated as a single employer under Section 414 of the Code. “CORRA” shall mean the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator). “CORRA Administrator” shall mean the Bank of Canada (or any successor administrator).

17 “CORRA Determination Date” shall have the meaning specified in the definition of “Daily Simple CORRA”. “CORRA Rate Day” shall have the meaning specified in the definition of “Daily Simple CORRA”. “CORRA Rate Loan” shall mean a Loan that bears interest at a rate based on the Adjusted Term CORRA Rate. “Corresponding Tenor” with respect to any Available Tenor, shall mean, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Credit Party” shall mean the Administrative Agent, the Canadian Administrative Agent, any Issuing Bank or any other Lender. “CRD IV” means (a) Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms, and (b) Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms. “Currency Agreement” shall mean any foreign exchange contract, currency swap agreement or other similar agreement or arrangements (including derivative agreements or arrangements) between the Parent or any Subsidiary and any financial institution. “C$ Prime Loans” shall mean a Loan denominated in Canadian Dollars that bears interest at a rate based upon the C$ Prime Rate. “C$ Prime Rate” shall mean, on any day, the rate determined by the Administrative Agent to be the rate equal to the PRIMCAN Index rate that appears on the Bloomberg screen at 10:15 a.m. Toronto time on such day (or, in the event that the PRIMCAN Index is not published by Bloomberg, any other information services that publishes such index from time to time, as selected by the Administrative Agent in its reasonable discretion); provided, that if any the above rates shall be less than 0.00%, such rate shall be deemed to be 0.00% for purposes of this Agreement. Any change in the Canadian Prime Rate due to a change in the PRIMCAN Index shall be effective from and including the effective date of such change in the PRIMCAN Index. “Daily Simple CORRA” shall mean, for any day (a “CORRA Rate Day”), a rate per annum equal to CORRA for the day (such day “CORRA Determination Date”) that is five (5) RFR Business Days prior to (i) if such CORRA Rate Day is an RFR Business Day, such CORRA Rate Day or (ii) if such CORRA Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such CORRA Rate Day, in each case, as such CORRA is published by the CORRA Administrator on the CORRA Administrator’s website. Any change in Daily Simple CORRA due to a change in CORRA shall be effective from and including the effective date of such change in CORRA without notice to the Borrower. If by 5:00 p.m. (Toronto time) on any given CORRA Determination Date, CORRA in respect of such CORRA Determination Date has not been published on the CORRA Administrator’s website and a Benchmark Replacement Date

18 with respect to the Daily Simple CORRA has not occurred, then CORRA for such CORRA Determination Date will be CORRA as published in respect of the first preceding RFR Business Day for which such CORRA was published on the CORRA Administrator’s website, so long as such first preceding RFR Business Day is not more than five (5) Canadian Business Days prior to such CORRA Determination Day. “Daily Simple SOFR” shall mean, for any day (a “SOFR Rate Day”), a rate per annum equal SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Day prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to any Borrower. “Debtor Relief Laws” shall mean the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Default” shall mean an Event of Default or an event which with notice or lapse of time or both would, unless cured or waived, become an Event of Default. “Defaulting Lender” shall mean any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified any Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Borrower or a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit under this Agreement; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Borrower’s or such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of a Bankruptcy Event or a Bail-In Action. “Designation Removal” shall have the meaning assigned to such term in Section 9.25.

19 “Disregarded U.S. Subsidiary” shall mean any Domestic Subsidiary that has no material assets other than the Capital Stock and/or Indebtedness of one or more Foreign Subsidiaries and/or other Disregarded U.S. Subsidiaries. “Dividend Payments” shall have the meaning assigned to such term in Section 9.15. “Dollar Equivalent” shall mean, on any date of determination, with respect to any amount in any Alternate Currency, the equivalent in Dollars of such amount, determined by the Administrative Agent or the Canadian Administrative Agent (or, with respect to Letter of Credit Liabilities, the applicable Issuing Bank) using the Exchange Rate with respect to such Alternate Currency then in effect. “Dollars”, “US$” and “$” shall mean lawful money of the United States of America. “Domestic Subsidiary” shall mean any Subsidiary of the Parent organized under the laws of the United States of America, a State thereof or the District of Columbia. “Dutch Borrower” means (i) Iron Mountain International Holdings B.V., a besloten vennootschap met beperkte aansprakelijkheid incorporated under Dutch law having its corporate seat (statutaire zetel) in Amsterdam, the Netherlands and (ii) any other Borrower organized in the Netherlands. “EBITDA” shall mean, for any period, the total of the following (without duplication), determined on a consolidated basis for the Parent and its Subsidiaries: (a) net income for such period, (b) plus depreciation and amortization expense deducted in determining net income for such period, (c) to the extent not disregarded in determining net income for such period, plus other non-cash expenses (including minority interest expense) for such period and minus other income (including interest income) (including gains attributable to minority interest in its Subsidiaries), for such period, (d) plus Interest Expense, plus any amortization of deferred financing charges, deducted in determining net income for such period, (e) plus any provision for, and minus any benefit from, income taxes each as deducted or added in determining net income for such period, (f) excluding any extraordinary, exceptional, unusual, infrequently occurring or nonrecurring gain, loss, charge or expense; restructuring costs, charges, accruals or reserves (including without limitation losses arising from any natural disasters, debt extinguishment expenses, foreign currency transaction losses and losses on investments; and whether or not classified as such under GAAP); costs and expenses incurred in connection with any strategic initiative or other Specified Transaction, and any other business optimization expenses (including, without limitation, incentive costs and expenses relating to any Specified Transaction or other

20 business optimization program; any integration costs; and any charge, expense, cost, accrual or reserve of any kind associated with acquisition-related litigation and settlements thereof); start-up or initial costs for any project or new division or new line of business; costs associated with the closure or exiting of any division or line of business; severance costs and expenses, onetime compensation charges, signing, retention and completion bonuses and recruiting costs; costs relating to facility or property disruptions, casualties, natural disasters or shutdowns; costs relating to the integration, consolidation, pre-opening, opening, closing and conversion of facilities; costs and expenses incurred in connection with non-ordinary course product and intellectual property development; costs associated with new systems design or improvements to IT or accounting functions to protect against cyberattacks; charge, expense, cost, accrual or reserve associated with any cyberattack (including any related litigation and settlements thereof); curtailments or modifications to pension and post-retirement employee benefit plans (including any settlement of pension liabilities); and professional, legal, accounting, consulting and other service fees incurred in connection with any of the foregoing, (g) plus losses, and minus gains, on sales of fixed assets (including real estate) not in the ordinary course of business or on sales of discontinued operations, each as deducted, or added, in determining net income for such period, after giving effect to any related charges for, reductions of or provisions for taxes thereon, (h) plus losses, and minus gains, from discontinued operations, each as deducted, or added, in determining net income for such period (it being understood that once an operation becomes a discontinued operation it will remain so for all purposes hereunder), (i) [reserved], (j) plus (x) the aggregate amount of “run-rate” net income for such period projected by the Parent in good faith attributable to any customer installation and backlog occurring or existing during such period (or following such period but prior to the date of determination) (which amount shall be calculated on a pro forma basis as though the full amount of such net income attributable to such installation and backlog had been realized from the commencement of such period) plus (y) the amount of cost savings, operating expense reductions, other operating improvements and synergies projected by the Parent in good faith to be realized as a result of specified actions taken or with respect to which steps have been initiated, or which are reasonably expected to be initiated, within 24 months of the closing or effective date of the Specified Transaction (in the good faith determination of the Parent) (calculated on a pro forma basis as though such cost savings, operating expense reductions, other operating improvements and synergies had been realized during the entirety of the applicable period), net of the amount of actual benefits realized during such period from such actions; provided that the aggregate amount included in EBITDA pursuant to this clause (j) and clause (k) below for any period shall not exceed 35% of EBITDA in the aggregate for such period (calculated prior to giving effect to any adjustments pursuant to this clause (j) or clause (k) below), (k) plus an amount of pro forma “run-rate” adjustments equal to the incremental value (if positive) that the Parent in good faith reasonably believes would have been realized or achieved as a contribution to EBITDA from (i) any increased pricing or volume initiative (collectively, “New Pricing or Volume”) and/or (ii) the entry into (and performance under) (A) any binding and

21 effective new agreement by the Parent or any of its Subsidiaries with any new customers or (B) if the same generates incremental contract value, any binding and effective new agreement (or any binding and effective amendment to any existing agreement) by the Parent or any of its Subsidiaries with any existing customer (collectively, “New Contracts”) during the relevant period as if the relevant New Contract or New Pricing or Volume had been effective and, in the case of New Contracts performance thereunder, had commenced as of the beginning of the relevant period (which incremental value shall be calculated on a pro forma basis as though the full run rate effect of such incremental value had been realized as a contribution to EBITDA on the first day of such period), including, without limitation, such incremental value attributable to any New Contract or New Pricing or Volume that is in excess of (but without duplication and in all cases net of) the value attributable to any New Contract or New Pricing or Volume that has been actually realized as a contribution to EBITDA during such period; provided that the aggregate amount included in EBITDA pursuant to this clause (k) and clause (j) above for any period shall not exceed 35% of EBITDA in the aggregate for such period (calculated prior to giving effect to any adjustments pursuant to this clause (k) or clause (j) above). For the purposes of calculating the Consolidated Leverage Ratio, the Net Secured Leverage Ratio, the First Lien Net Secured Leverage Ratio and the ratios set forth in Sections 9.09 and 9.11, the Parent may at its option (such option to be consistently applied with respect to each Specified Transaction for purposes of all subsequent calculations), adjust EBITDA for any relevant period to give effect to any Specified Transaction on a pro forma basis. For the avoidance of doubt, if the Parent has elected to adjust EBITDA for any Specified Transaction in accordance with this paragraph, it shall also elect to adjust Rent Expense for such Specified Transaction in accordance with the last paragraph of the definition of the term “Rent Expense”. “EBITDAR” shall mean, for any period, the sum (without duplication), determined on a consolidated basis for the Parent and its Subsidiaries, of (a) EBITDA for such period plus (b) Rent Expense for such period. “EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Signature” shall mean an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

22 “Environmental Laws” shall mean any and all federal, state, local and foreign statutes, laws (including common law), regulations, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, licenses or other governmental restrictions, contracts, indemnities, assumptions of liability or agreements relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof. “Environmental Liabilities” shall mean all liabilities of the Parent and each Subsidiary, whether vested or unvested, contingent or fixed, actual or potential which arise under or relate to Environmental Laws. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with the Parent, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” shall mean (a) any “reportable event”, as defined in Section 4043(c) of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) any failure by any Plan to satisfy the minimum funding standard (within the meaning of Sections 412 and 430 of the Code or Sections 302 and 303 of ERISA) applicable to such Plan; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Parent or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Parent or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan under Section 4041 of ERISA or to appoint a trustee to administer any Plan under Section 4042 of ERISA; (f) the incurrence by the Parent or any ERISA Affiliate of any liability with respect to a withdrawal from a Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, or a complete withdrawal or partial withdrawal (within the meanings of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan; or (g) the receipt by the Parent or any ERISA Affiliate of any notice from any Multiemployer Plan concerning the imposition of Withdrawal Liability on the Parent or any ERISA Affiliate or a determination that a Multiemployer Plan is insolvent (within the meaning of Section 4245 of ERISA). “ESG” shall have the meaning assigned to such term in Section 1.07. “ESG Amendment” shall have the meaning assigned to such term in Section 1.07.

23 “ESG Pricing Provisions” shall have the meaning assigned to such term in Section 1.07. “EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Events of Default” shall have the meaning assigned to such term in Section 10.01. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time. “Exchange Rate” shall mean with respect to any Alternate Currency on a particular date, the rate at which such Alternate Currency may be exchanged into Dollars in London on a spot basis, as set forth on the display page of the Reuters System applicable to such Alternate Currency as reasonably determined by the Administrative Agent (or, in the case of Letter of Credit Liabilities, by the applicable Issuing Bank through its principal foreign exchange funding office). In the event that such rate does not appear on any Reuters display page, the Exchange Rate with respect to such Alternate Currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Company; provided, however, that if at the time of any such determination, for any reason, no such spot rate is being quoted and no other methods for determining the Exchange Rate can be determined as set forth above or in the absence of such agreement, the Administrative Agent (or applicable Issuing Bank) may use any reasonable method it deems applicable to determine such rate, and such determination shall be conclusive absent manifest error. “Excluded Subsidiary” shall mean: (a) any Subsidiary of the Parent that is not a Wholly-Owned Subsidiary, (b) any Immaterial Subsidiary, (c) any Subsidiary that is prohibited or restricted by law, rule or regulation or contractual obligation existing on the A&R Closing Date or at the time such Person becomes a Subsidiary (in the case of contractual obligations not existing on the A&R Closing Date, pursuant to a contractual obligation with any third party not entered into expressly in contemplation of such Person becoming a Subsidiary) from Guaranteeing the Obligations or that would require a governmental (including regulatory) or third party consent, approval, license or authorization (in the case of contractual obligations, pursuant to a contractual obligation existing on the A&R Closing Date or at the time such Person becomes a Subsidiary and not entered into expressly in contemplation of such Person becoming a Subsidiary) to provide a Guarantee of the Obligations (including under any financial assistance, corporate benefit, thin capitalization, capital maintenance, liquidity maintenance or similar legal principles) unless such consent, approval, license or authorization has been received or obtained, it being understood that the Parent and its Subsidiaries shall have no obligation to obtain any such consent, approval, license or authorization, (d) any not-for-profit subsidiary, (e) any Captive Insurance Subsidiary or any subsidiary that is a broker-dealer,

24 (f) any Foreign Subsidiary, (g) any SPE, (h) (i) any Disregarded U.S. Subsidiary and (ii) any Subsidiary that is a subsidiary of any Foreign Subsidiary, (i) any Unrestricted Subsidiary, (j) any Subsidiary acquired pursuant to an acquisition or investment permitted by this Agreement that has assumed secured Indebtedness that is permitted under this Agreement and is not incurred in contemplation of such acquisition or investment and any Subsidiary thereof that guarantees such other secured Indebtedness, in each case to the extent the terms of such secured Indebtedness prohibit such Subsidiary from becoming a Subsidiary Guarantor; provided that each such Subsidiary shall cease to be an Excluded Subsidiary solely pursuant to this clause (j) if such secured Indebtedness is repaid or becomes unsecured, if such Subsidiary ceases to Guarantee such secured Indebtedness or such prohibition no longer exists, as applicable, (k) any Subsidiary if the provision of a Guarantee of the Obligations could reasonably be expected to result in materially adverse tax or regulatory consequences to any Obligor or any of its subsidiaries as determined by the Parent in good faith, and (l) any other Subsidiary with respect to which, in the good faith judgment of the Parent (in consultation with the Administrative Agent), the burden or cost of providing a Guarantee of the Obligations outweighs the benefits afforded thereby. Notwithstanding anything to the contrary herein or in any other Basic Document, the Parent may, in its sole discretion, cause any Excluded Subsidiary (any such Person, a “Discretionary Obligor”) to guarantee the Obligations and grant a security in its assets pursuant to such documentation as the Parent and the Administrative Agent may reasonably agree; provided, that in the case of any Discretionary Obligor that is a Foreign Subsidiary, the jurisdiction of such person is reasonably acceptable to the Administrative Agent on the basis (A) that any guarantee or collateral provided by such entity can reasonably be expected to be enforceable by the Administrative Agent or (B) of any Requirements of Law applicable to the Administrative Agent acting in such capacity with respect to such jurisdiction; provided, further, the Administrative Agent shall have received all documentation and other information reasonably requested in writing by the Administrative Agent in connection with customary “know your customer” requirements with respect to such Discretionary Obligor. On the A&R Closing Date, each of (1) Intercept Parent, Inc. and its Domestic Subsidiaries (other than ITRenew Worldwide, Inc. and its subsidiaries), (2) Iron Mountain Canada Operations ULC and (3) Iron Mountain (UK) PLC shall be Discretionary Obligors. Upon such notice, the Parent shall cause such Subsidiary to comply with Section 9.21 and such Subsidiary shall no longer be an “Excluded Subsidiary” for the purposes of this Agreement or any of the other Basic Documents until such time as its guarantee of the obligations hereunder and the security interest on its assets are released in accordance with Section 12.17. “Excluded Taxes” shall mean, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any Obligation, (a) Taxes imposed on or measured by its overall net income (however denominated), franchise

25 Taxes imposed on it, Canadian capital Taxes, and branch profits or similar Taxes imposed on it, in each case by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its Applicable Lending Office is located; (b) any Other Connection Taxes; (c) in the case of a Lender, any United States and United Kingdom withholding tax that is imposed on amounts payable to such Lender at the time such Lender becomes a party hereto (other than pursuant to an assignment request by the Company under Section 6.07(b)) or designates a new lending office, except to the extent that such Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from such Borrower with respect to such withholding Tax pursuant to Section 5.08(a); (d) Taxes attributable to a recipient’s failure or inability to comply with Section 5.08(f) and (g); (e) any U.S. Federal withholding Taxes imposed under FATCA; (f) Canadian federal withholding Taxes imposed on a payment to such recipient by reason of any recipient (i) not dealing at arm’s length (within the meaning of the Income Tax Act (Canada)) with the relevant Canadian Borrower at the time of such payment or (ii) being a “specified shareholder” (as defined in subsection 18(5) of the Income Tax Act (Canada)) of a Canadian Borrower or not dealing at arm’s length with a “specified shareholder” of a Canadian Borrower (other than where the non-arm’s length relationship arises, or where such Person is a “specified shareholder” or does not deal at arm’s length with a “specified shareholder”, in connection with or as a result of such Person having become a party to, performed its obligations under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Basic Document); and (g) any Dutch withholding tax imposed under the Withholding Tax Act 2021 (Wet bronbelasting 2021) in effect on the date on which such Lender acquires such interest in the Loan, Letter of Credit or Commitment and by reason of the relevant beneficiary of the interest either being resident in, or for this purpose operating through a permanent establishment located in, a jurisdiction that is listed in the Dutch Regulation on low- taxing states and non-cooperative jurisdictions for tax purposes (Regeling laagbelastende staten en niet-coöperatieve rechtsgebieden voor belastingdoeleinden) on the date on which (A) such Lender acquires such interest in the Loan, Letter of Credit or Commitment or (B) such Lender changes its lending office, its place of incorporation or its place of tax residence to such jurisdiction. “Existing Credit Agreement” shall have meaning assigned to such term in the Recitals hereto. “Existing Letters of Credit” shall mean, collectively, all letters of credit identified on Schedule IV hereto and outstanding on the A&R Closing Date. “Extension” shall have the meaning provided in Section 2.12(a). “Extension Offer” shall have the meaning provided in Section 2.12(a). “Extension Revolving Commitments” shall have the meaning provided in Section 2.12(a). “Extension Term Loans” shall have the meaning provided in Section 2.12(a). “Facility” shall mean any of (a) the 2022 Revolving Commitments and the extensions of credit thereunder, (b) the 2022 Term A Commitments and the 2022 Term A Loans, (c) [reserved],

26 (d) the Amendment No. 1 Incremental Term B Loans, (e) each other tranche of Incremental Loans and (f) each tranche of Refinancing Loans. “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not mate- rially more onerous to comply with), any current or future regulations or official interpretations thereof, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any inter- governmental agreement, treaty or convention among Governmental Authorities and implement- ing such Sections of the Code. “Federal Funds Effective Rate” shall mean, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than 0.00%, such rate shall be deemed to be 0.00% for the purposes of this Agreement. “Federal Reserve Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America. “Financial Covenants” shall mean the covenants set forth in Section 9.09 and 9.11. “First Lien Net Secured Leverage Ratio” shall mean, with respect to any TTM Period, the ratio of (i) (x) the sum of the aggregate outstanding principal amount of First Lien Secured Debt (on a consolidated basis) of the Parent and its Subsidiaries on the last day of such TTM Period less (y) the aggregate amount of cash and Liquid Investments of the Parent and Subsidiaries on the last day of such TTM Period to (ii) EBITDA for such TTM Period. “First Lien Secured Debt” shall mean, with respect to a Person as of any given date, the aggregate principal amount of (i) the 2022 Revolving Loans, the 2022 Term A Loans and the Amendment No. 1 Incremental Term B Loans and (ii) all other Funded Indebtedness of such Person outstanding on such date that is secured in any manner by any Lien on any property of such Person which Lien is pari passu (without regard to the control of remedies) with the Liens securing the 2022 Revolving Loans, the 2022 Term A Loans and the Amendment No. 1 Incremental Term B Loans. “Fixed Charges” shall mean for any period the sum of (i) Scheduled Amortization for such period plus (ii) Interest Expense for such period plus (iii) all dividend payments (other than redemptions) on any series of preferred stock during such period plus (iv) the aggregate amount of Rent Expense for such period. “Floor” shall mean the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate, the Adjusted Daily Simple SOFR, Adjusted Daily Simple CORRA or the Adjusted Term CORRA Rate, as applicable. For the avoidance of doubt the initial Floor for each of Adjusted Term SOFR Rate, the Adjusted Daily Simple SOFR, the Adjusted Term CORRA Rate and Adjusted Daily Simple CORRA shall be 0.00%.

27 “Foreign Lender” shall mean as to any Borrower, any Lender to such Borrower that is organized under the laws of a jurisdiction other than that in which such Borrower is resident for any tax purposes. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Subsidiary” shall mean a Subsidiary organized under the laws of a jurisdiction other than the United States of America, a State thereof or the District of Columbia. “Funded Indebtedness” shall mean, without duplication, (a) all third party Indebtedness for borrowed money (including any Indebtedness for borrowed money incurred to finance, or assumed in connection with, any acquisition or investment permitted under this Agreement) that matures or otherwise becomes due more than one year after the incurrence thereof or is extendible, renewable or refundable, at the option of the obligor, to a date more than one year after the incurrence thereof (including the current portion thereof) of the Parent and its Subsidiaries, (b) all Indebtedness outstanding under this Agreement, (c) to the extent not otherwise included, any Guarantee by any of the Parent and its Subsidiaries of the obligations of the type referred to in clause (a) above of another Person and (d) to the extent not otherwise included, obligations of the type referred to in clause (a) above of another person secured by a Lien on any property or other asset owned by the Parent or its Subsidiaries (whether or not such Indebtedness is assumed by the Parent or any of its Subsidiaries) in an amount equal to the lesser of: (x) the fair market value of such property or other asset at such date of determination, and (y) the amount of such Indebtedness of such other Person secured by such assets; provided that in no event shall Funded Indebtedness include (i) amounts in respect of undrawn letters of credit, (ii) amounts owing under any Accounts Receivables Financings or (iii) amounts in respect of indemnification, purchase price adjustment, earn-outs, holdback and contingency payment obligations, except for any amounts that have become fixed, due and payable and have not been paid within 60 days after becoming so due and payable (or, to the extent any such amount is disputed in accordance with the dispute resolution mechanics set forth in the applicable agreement governing the applicable transaction, 60 days following the earlier of (x) expiration of such dispute resolution mechanics and (y) the resolution of such dispute in accordance with such dispute resolution mechanics)). “Funds From Operations” shall mean with respect to any fiscal period, an amount equal to the net income (or deficit) of the Parent and its Subsidiaries for that period computed on a consolidated basis in accordance with GAAP, excluding gains (or losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures; provided, that Funds From Operations shall exclude one-time or non-recurring charges and impairment charges, charges from the early extinguishment of indebtedness and other non- cash charges. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect Funds From Operations on the same basis. To the extent not inconsistent with the foregoing, Funds From Operations shall be reported in accordance with the NAREIT Policy Bulletin dated April 5, 2002, as amended, restated, supplemented or otherwise modified from time to time. “GAAP” shall mean generally accepted accounting principles as in effect from time to time in the United States of America consistently applied. “Governmental Authority” shall mean any nation or government, any state or local or other political subdivision thereof and any agency, authority, instrumentality, regulatory body, court,

28 central bank or other any entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guaranty” by any Person shall mean any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise, other than agreements to purchase goods at an arm’s length price in the ordinary course of business) or (ii) entered into for the purpose of assuring in any other manner the holder of such Indebtedness of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part), provided that the term Guaranty shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning. “Hazardous Substances” shall mean any toxic, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, including any substance regulated under Environmental Laws. “Hedging Agreement” shall mean any Interest Rate Agreement or Currency Agreement between the Parent or any Subsidiary and any financial institution. “HMRC DT Treaty Passport scheme” shall mean the Board of H.M. Revenue and Customs Double Taxation Treaty Passport scheme. “Immaterial Subsidiary” shall mean, as of any date, any Subsidiary of the Parent (1) that does not have assets (x) individually, in excess of 5% of the consolidated total assets of the Parent and its Subsidiaries and (y) when taken together with each other Immaterial Subsidiary, in excess of 10% of the consolidated total assets of the Parent and its Subsidiaries and (2) that does not contribute revenue (x) individually, in excess of 5% of the consolidated revenue of the Parent and its Subsidiaries and (y) when taken together with the revenue contributed by each other Immaterial Subsidiary, in excess of 10% of the consolidated revenue of the Parent and its Subsidiaries, in each case, as of the last day of the most recently ended TTM Period. The Subsidiaries on Schedule II identified as “Immaterial Subsidiaries” are designated Immaterial Subsidiaries as of the A&R Closing Date. “Incremental Cap” shall mean, as of any date of determination: (a) the greater of $1,600,000,000 and 100% of EBITDA as of the last day of the most recently ended TTM Period, calculated on a pro forma basis, minus the aggregate principal amount of Incremental Facilities and Incremental Equivalent Debt outstanding on such date and incurred in reliance on this clause (a) (after giving effect to any reclassification as having been incurred under clause (c) in accordance with the terms of this definition on or prior to such date), plus (b) (i) the amount of any optional prepayment of any Term Loan (including any Incremental Term Loan) in accordance with Section 3.02 and the amount of any permanent

29 reduction of any Revolving Commitment and (ii) the amount of any optional prepayment, redemption, repurchase or retirement of any other Indebtedness (which, in the case of any Indebtedness under any revolving facility, is accompanied by a permanent reduction of the applicable revolving commitments) that is secured on a pari passu basis on the Collateral with the Obligations, which amount under this subclause (ii) shall be limited, in the case of any repurchases of Indebtedness below par, to the amount paid to repurchase such debt; provided that for each of subclauses (i) and (ii), the relevant prepayment, redemption, repurchase, retirement, assignment and/or purchase was not funded with the proceeds of any long-term Indebtedness (other than revolving Indebtedness), minus the aggregate principal amount of Incremental Facilities and Incremental Equivalent Debt outstanding on such date and incurred in reliance on this clause (b) (after giving effect to any reclassification as having been incurred under clause (c) in accordance with the terms of this definition on or prior to such date), plus (c) an unlimited amount so long as, in the case of this clause (c), on a pro forma basis as of the last day of the period of four fiscal quarters most recently completed for which financial statements have been (or were required to be) delivered pursuant to Section 9.01(1) or 9.01(2), after giving effect to the incurrence of the Incremental Facility or Incremental Equivalent Debt (calculated as if any Incremental Commitments or Incremental Equivalent Debt in respect of Revolving Loans or delayed drawn term loans were fully drawn as of such date of calculation) and the application of the proceeds thereof (without netting the cash proceeds thereof, but giving effect to any related transaction) and to any relevant Specified Transaction, (i) if such Indebtedness is secured by a Lien on the Collateral that is pari passu with the Liens securing the Obligations, the First Lien Net Secured Leverage Ratio does not exceed 2.50 to 1.00 (ii) if such Indebtedness is secured by a Lien on the Collateral that is junior to the Liens securing the Obligations, the Net Secured Leverage Ratio does not exceed 3.00 to 1.00 and (iii) if such Indebtedness is unsecured, the Parent will be in compliance with the Financial Covenants; provided that: (1) any Incremental Facility or Incremental Equivalent Debt may be incurred under one or more of clauses (a) through (c) of this definition as selected by the Parent in its sole discretion, (2) if any Incremental Facility or Incremental Equivalent Debt is intended to be incurred or implemented under clause (c) of this definition and any other clause of this definition in a single transaction or series of related transactions, (A) the incurrence of the portion of such Incremental Facility or Incremental Equivalent Debt to be incurred or implemented under clause (c) of this definition shall be calculated first without giving effect to any Incremental Facility or Incremental Equivalent Debt to be substantially simultaneously incurred or implemented under any other clause of this definition, but giving full pro forma effect to the use of proceeds of the entire amount of the Incremental Facility or Incremental Equivalent Debt to be incurred in such transaction (or series of related transactions) and any related Specified Transactions (without netting the cash proceeds thereof) and (B) the substantially simultaneous incurrence of the portion of such Incremental Facility or Incremental Equivalent Debt to be incurred or implemented under the other applicable clauses of this definition shall be calculated thereafter,

30 (3) any portion of any Incremental Facility or Incremental Equivalent Debt that is incurred or implemented under clause (a) or (b) of this definition, unless otherwise elected by the Parent, shall automatically and without need for action by any Person, be reclassified as having been incurred under clause (c) of this definition if, at any time after the incurrence or implementation thereof, upon delivery of any financial statements required to be delivered pursuant to Section 9.01(1) or Section 9.01(2), such portion of such Incremental Facility or Incremental Equivalent Debt would, using the figures reflected in such financial statements, be (or have been) permitted under clause (c) of this definition, and (4) in the case of any Incremental Commitments or Incremental Equivalent Debt in the form of revolving loans or a revolving facility, if a full drawing thereunder is permitted at the time the commitments in respect thereof are established, then the obligors thereunder may thereafter borrow, repay, prepay and reborrow amounts thereunder, in whole or in part, from time to time, without further compliance with the provisions of this definition. “Incremental Commitment” shall mean any commitment made by a lender to provide all or any portion of any Incremental Facility or Incremental Loans. “Incremental Equivalent Debt” shall mean any Indebtedness that satisfies the following conditions: (a) the aggregate principal amount thereof does not exceed the Incremental Cap as in effect at the time of determination (after giving effect to any reclassification on or prior to such date of determination), (b) any such Indebtedness in the form of revolving loans shall mature no earlier than, and require no scheduled mandatory commitment reduction prior to, the 2022 Revolving Loan Maturity Date, (c) the final maturity date with respect to (x) any such Indebtedness that does not constitute Term B Loans shall be no earlier than the 2022 Term A Loan Maturity Date at the time of the incurrence thereof and (y) any such Indebtedness that constitutes Term B Loans shall be no earlier than the Latest Maturity Date applicable at the time of the incurrence thereof; provided, that the foregoing limitation shall not apply to (1) customary bridge loans with a maturity date not longer than one year which, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing which would otherwise comply with this clause (c), or (2) Indebtedness in an aggregate principal amount not to exceed the Inside Maturity Amount, (d) the Weighted Average Life to Maturity of (x) any such Indebtedness that does not constitute Term B Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the 2022 Term A Loans at the time of incurrence thereof and (y) any such Indebtedness that constitutes Term B Loans shall be no shorter than the remaining Weighted Average Life to Maturity of any outstanding Class of Term Loans at the time of incurrence thereof; provided, that the foregoing limitation shall not apply to (1) customary bridge loans with a maturity date of not longer than one year which, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing which would otherwise

31 comply with this clause (d), or (2) Indebtedness in an aggregate principal amount not to exceed the Inside Maturity Amount, (e) (1) such Indebtedness may, at the option of the Company, rank pari passu with or junior to the 2022 Term A Loans, the 2022 Revolving Loans and the Amendment No. 1 Incremental Term B Loans in each case in right of payment; (2) such Indebtedness, at the option of the Company, may be unsecured or secured by Liens on the Collateral that rank pari passu with or junior to the Liens on the Collateral securing the 2022 Term A Loans, the 2022 Revolving Loans and the Amendment No. 1 Incremental Term B Loans; provided that, to the extent any such Indebtedness is secured by Liens on the Collateral, the lenders providing such Incremental Facility shall be subject to an intercreditor agreement on terms and conditions reasonably satisfactory to the Company and the Administrative Agent; and (3) no such Indebtedness may be (x) guaranteed by any Person which is not an Obligor or (y) secured by Liens on any assets other than the Collateral, and (f) any such Indebtedness may provide for the ability to participate (x) on a pro rata basis or non-pro rata basis in any voluntary prepayment of Term Loans made pursuant to Section 3.02(a) and (y) on a pro rata or less than pro rata basis (but not on a greater than pro rata basis, other than in the case of prepayment with proceeds of Indebtedness refinancing such Incremental Term Loans) in any mandatory prepayment of Term Loans required pursuant to Section 3.02(b) or (c). “Incremental Facility” and “Incremental Facilities” shall have the meaning provided in Section 2.01(d). “Incremental Facility Amendment” shall mean an amendment to this Agreement that is reasonably satisfactory to the Administrative Agent and the Parent executed by each of (a) the applicable Borrowers, (b) the Administrative Agent and (c) each Lender that agrees to provide all or any portion of the Incremental Facility being incurred pursuant thereto and in accordance with Section 2.01(d); it being understood and agreed, for the avoidance of doubt, that Amendment No.1, Amendment No. 3 and, Amendment No. 4 and Amendment No. 6 shall each constitute an “Incremental Facility Amendment”. “Incremental Lender” shall mean, with respect to each Incremental Facility, each Lender providing any portion of such Incremental Facility. “Incremental Loans” shall have the meaning provided in Section 2.01(d). “Incremental Revolving Facility” shall have the meaning provided in Section 2.01(d). “Incremental Revolving Loans” shall have the meaning provided in Section 2.01(d). “Incremental Term Facility” shall have the meaning provided in Section 2.01(d). “Incremental Term Loans” shall have the meaning provided in Section 2.01(d). “Indebtedness” shall mean, as to any Person (determined without duplication):

32 (i) indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase or acquisition price of property or services (including amounts payable under agreements not to compete and other similar arrangements), other than accounts payable (other than for borrowed money) incurred in the ordinary course of business and accrued expenses incurred in the ordinary course of business; (ii) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (iii) Capital Lease Obligations and Synthetic Lease Obligations of such Person; (iv) obligations of such Person to redeem or otherwise retire shares of Capital Stock of such Person; (v) for purposes of Section 10.01(2) only, indebtedness of such Person under any Hedging Agreement and any Cash Management Agreement; (vi) indebtedness of others of the type described in clauses (i) through (v) (in the case of clause (v), for purposes of Section 10.01(2) only) above secured by a Lien on the property of such Person, whether or not the respective obligation so secured has been assumed by such Person; (vii) indebtedness of others of the type described in clauses (i) through (v) (in the case of clause (v), for purposes of Section 10.01(2) only) above Guaranteed by such Person; and (viii) Accounts Receivable Financings and Permitted Mortgage Financings of such Person; Notwithstanding anything to the contrary contained in clause (i) of the preceding paragraph, indebtedness of any Person in respect of amounts payable under an agreement not to compete shall be the amount carried on the balance sheet of such Person in respect of such agreement in accordance with GAAP. “Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Borrower under any Basic Document and (b) to the extent not otherwise described in (a), Other Taxes. “Inside Maturity Amount” shall mean as of any date of determination, an amount equal to (i) the greater of $800,000,000 and 50% of EBITDA as of the last day of the most recently ended TTM Period, calculated on a pro forma basis less (ii) the aggregate principal amount of Indebtedness incurred in reliance on the “Inside Maturity Amount” since the A&R Closing Date. “Interest Expense” shall mean, for any period, the sum (determined without duplication) of the aggregate amount of interest accruing during such period on Indebtedness of the Parent and its Subsidiaries (on a consolidated basis), including the interest portion of rental or similar payments under Capital Lease Obligations and Synthetic Leases and any capitalized interest, and excluding amortization of debt discount and expense, interest paid in kind and any swap “breakage” or similar costs.

33 “Interest Payment Date” shall mean (a) with respect to any ABR Loan or C$ Prime Loan, the last day of each March, June, September and December and the applicable Maturity Date, (b) with respect to any RFR Loan, (1) each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and (2) the Maturity Date, and (c) with respect to any Term Benchmark Loan, the last day of each Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period, and the applicable Maturity Date. “Interest Period” shall mean with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or, (other than in respect of any CORRA Rate Loan) six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment), as any applicable Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) no tenor that has been removed from this definition pursuant to Section 6.02(e) shall be available for specification in such borrowing request or request to continue any Term Benchmark Loan or to convert any Loan to a Term Benchmark Loan. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Revolving Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Interest Rate Agreement” shall mean an interest rate swap agreement, interest rate cap agreement or similar arrangement between the Parent or any Subsidiary and any financial institution. “Investments” shall have the meaning assigned to such term in Section 9.14 hereof. “ISP” shall mean, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “Issuing Bank” shall mean (a) JPMorgan Chase Bank or any Affiliate thereof, (b) Bank of America, N.A. or any Affiliate thereof, (c) Barclays Bank PLC or any Affiliate thereof, or (d) any other Lender so designated with the consent of such other Lender, JPMorgan Chase Bank and the Company. “Issuing Bank Sublimit” shall mean (a) $83,333,333.34 in the case of JPMorgan Chase Bank and its Affiliates, (b) $83,333,333.34 in the case of Bank of America, N.A. and its Affiliates,

34 (c) $83,333,333.34 in the case of Barclays Bank PLC and its Affiliates and (d) in the case of any other Issuing Bank, an amount agreed by such Issuing Bank and the Company. “JPMorgan Chase Bank” shall mean JPMorgan Chase Bank, N.A. and its successors. “KPIs” shall have the meaning assigned to such term in Section 1.07. “Latest Maturity Date” shall mean, at any date of determination, the latest Maturity Date applicable to any Loan or Commitment hereunder at such time, including in respect of any Incremental Loans and including any Maturity Date that has been extended from time to time in accordance with this Agreement. “L/C Exposure” shall have the meaning provided in Section 2.10. “Lenders” shall mean the Revolving Lenders, the Term Lenders and any other Person that shall have become a party hereto pursuant to a Refinancing Facility Agreement. “Lender-Related Person” shall have the meaning provided in Section 12.04(b). “Letter of Credit Documents” shall mean, with respect to any Letter of Credit, collectively, any application therefor and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be modified and supplemented and in effect from time to time. “Letter of Credit Liability” shall mean, without duplication, at any time and in respect of any Letter of Credit, the sum of (a) the undrawn stated amount of such Letter of Credit plus (b) the aggregate unpaid principal amount of all Reimbursement Obligations at such time due and payable in respect of all drawings made under such Letter of Credit. For purposes of this Agreement, a Lender (other than the Issuing Bank) shall be deemed to hold a Letter of Credit Liability in an amount equal to its participation interest in the related Letter of Credit under Section 2.08 hereof, as the case may be, and the Issuing Bank shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in the related Letter of Credit after giving effect to the acquisition by the Lenders other than the Issuing Bank of their participation interests under said Section 2.08. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amounts so remaining available to be drawn. “Letter of Credit Sublimit” shall mean $250,000,000, as such amount may be decreased from time to time by the Company. “Letters of Credit” shall have the meaning assigned to such term in Section 2.08 hereof. “Liabilities” shall mean any losses, claims (including intraparty claims), demands, damages or liabilities of any kind.

35 “Lien” shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Parent and each of its Subsidiaries shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset. “Liquid Investments” shall mean: (i) securities with maturities of one year or less from the date of acquisition, issued, fully guaranteed or insured by the government of a Participating Member State, the United Kingdom or the U.S. (or any agency thereof), as applicable, having a rating of Baa3 or better by Moody’s or BBB– or better by S&P (in each case, with a stable or better outlook), or carrying an equivalent rating by an internationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments; (ii) certificates of deposit, time deposits, overnight bank deposits, bankers’ acceptances and repurchase agreements issued by a Qualified Issuer having maturities of 270 days or less from the date of acquisition; (iii) commercial paper of an issuer rated at least A-2 by S&P, or P-2 by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments, and having maturities of 270 days or less from the date of acquisition; (iv) money market accounts or funds with or issued by Qualified Issuers; (v) Investments in money market funds substantially all of the assets of which are comprised of securities and other obligations of the types described in clauses (i) through (iii) above or (vi) below; and (vi) any U.S. Dollar denominated demand deposits with a Qualified Issuer, and, with respect to any Excluded Subsidiary, any non-U.S. Dollar denominated demand deposits with a Qualified Issuer. The term “Liquid Investments” shall also include (x) Investments of the type and maturity described in this definition of “Liquid Investments” of foreign obligors, which Investments or obligors (or the parent companies thereof) have the ratings (if any) described in such clauses or equivalent ratings from comparable foreign rating agencies and (y) other short-term Investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in Investments analogous to the Investments described in this definition of “Liquid Investments” and in this paragraph. “Loans” shall mean the Revolving Loans, the Term Loans and any loans made by the Lenders to the Borrowers pursuant to any Refinancing Facility Agreement. “Majority Lenders” shall mean Lenders having more than 50% of (a) the aggregate amount of (i) the Revolving Commitments and (ii) the aggregate unpaid principal amount of the Term Loans or (b) if the Revolving Commitments shall have terminated, the aggregate unpaid principal

36 amount of the Loans and Letter of Credit Liabilities; provided that, solely for the purposes of determining whether Majority Lenders have consented to (x) any amendment or modification to any of the Financial Covenants, the definition of “Net Total Lease Adjusted Leverage Ratio”, “EBITDAR” or “Fixed Charges” (or any component definitions thereof as applied in such sections) or (y) any waiver of a Default or Event of Default under the Financial Covenants, the Term B Loans and Commitments in respect of Term B Loans of the Term B Lenders shall be disregarded. “Majority Revolving Lenders” shall mean Lenders having more than 50% of (a) the Revolving Commitments or (b) if the Revolving Commitments shall have terminated, the aggregate unpaid principal amount of the Loans and Letter of Credit Liabilities. “Material Adverse Effect” shall mean a material adverse effect on (a) the business, assets, property or condition (financial or otherwise) of the Parent and its Subsidiaries taken as a whole, (b) the rights and remedies of the Lenders, the Administrative Agent and/or the Canadian Administrative Agent under any of the Basic Documents or (c) the Obligors’ ability to make timely payment of the principal of or interest on the Loans or the Reimbursement Obligations or other amounts payable under this Agreement. “Maturity Date” shall mean (a) with respect to the 2022 Revolving Facility, the 2022 Revolving Loan Maturity Date, (b) with respect to the 2022 Term A Loans, the 2022 Term A Loan Maturity Date, (c) [reserved], (d) with respect to the Amendment No. 1 Incremental Term B Loans, the Amendment No. 1 Incremental Term B Loan Maturity Date, (e) with respect to any other Incremental Facility, the final maturity date set forth in the applicable Incremental Facility Amendment, (f) with respect to any Extension Term Loans or Extension Revolving Commitments, the final maturity date set forth in the applicable amendment effecting such Extension Term Loans or Extension Revolving Commitments and (g) with respect to any Refinancing Term Loans or Refinancing Revolving Commitments, the final maturity date set forth in the applicable amendment effecting such Refinancing Term Loans or Refinancing Revolving Commitments. “Maximum Rate” shall have the meaning provided in Section 4.02. “Minimum Extension Condition” shall have the meaning provided in Section 2.12(b). “MNPI” shall have the meaning provided in Section 9.01. “Multiemployer Plan” shall mean at any time an employee pension benefit plan within the meaning of Section 4001 (a)(3) of ERISA to which the Parent or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes, any Person which ceased to be a member of the Controlled Group during such five year period. “Net Cash Proceeds” shall mean, in each case as set forth in a statement in reasonable detail delivered to the Administrative Agent: (a) with respect to the disposition of any asset by the Parent or any of its Subsidiaries, the excess, if any, of (i) the cash received in connection with such disposition over (ii) the sum of (A) the principal amount of any Indebtedness which (except in the case of Indebtedness of any

37 Excluded Subsidiary permitted under clause (ix)(k) of Section 9.08 hereof) is secured by such asset and which is required to be repaid in connection with the disposition thereof, plus (B) the reasonable out-of-pocket expenses incurred by the Parent or such Subsidiary, as the case may be, in connection with such disposition, plus (C) any Taxes paid or payable or REIT distributions distributed or to be distributed pursuant to Section 9.15, in each case, as reasonably determined by the Parent, in each case, attributable to the disposition of such asset; (b) with respect to the issuance or incurrence of any Indebtedness of the Parent or any its Subsidiaries, the gross proceeds received by the Parent or such Subsidiary from such issuance or incurrence less all reasonable legal expenses, discounts and commissions and other fees and expenses incurred or to be incurred and all federal, state, local and foreign Taxes assessed or to be assessed in connection therewith; and (c) in the case of any Casualty Event, the aggregate amount of proceeds of insurance, condemnation awards and other compensation received by the Parent and its Subsidiaries in respect of such Casualty Event net of (i) reasonable expenses incurred by the Parent and its Subsidiaries in connection therewith and (ii) contractually required repayments of Indebtedness to the extent secured by a Lien on such property and any Taxes paid or payable or REIT distributions distributed or to be distributed pursuant to Section 9.15 by the Parent or any of its Subsidiaries, in each case, in respect of such Casualty Event, in each case, as reasonably determined by the Parent. “Net Secured Leverage Ratio” shall mean, for any TTM Period, the ratio of (i) (x) the sum of the aggregate outstanding principal amount of Secured Debt (on a consolidated basis) of the Parent and its Subsidiaries on the last day of such TTM Period less (y) the aggregate amount of cash and Liquid Investments of the Parent and Subsidiaries on the last day of such TTM Period to (ii) EBITDA for such TTM Period. “Net Total Lease Adjusted Leverage Ratio” shall have the meaning assigned to such term in Section 9.09 hereof. “Non-Consenting Lender” shall have the meaning assigned to such term in Section 12.05(b) hereof. “Non-public Lender” means any Person which does not belong to the “public” within the meaning of CRD IV. “Notes” shall mean the promissory notes provided for by Section 2.06 hereof and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time. “NYFRB” shall mean the Federal Reserve Bank of New York. “NYFRB’s Website” shall mean the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “NYFRB Rate” shall mean, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none

38 of such rates are published for any day that is a Business Day, the term “NYFRB Rate” shall mean the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined be less than 0.00%, such rate shall be deemed to be 0.00% for purposes of this Agreement. “Obligations” shall mean (a) all indebtedness (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and other monetary obligations of any of the Obligors to any of the Lenders, the Issuing Banks, the Administrative Agent and their respective Affiliates, individually or collectively, existing on the A&R Closing Date or arising thereafter (direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured) arising or incurred under this Agreement or any of the other Basic Documents (including under any of the Loans made or reimbursement or other monetary obligations incurred or any of the Letters of Credit or other instruments at any time evidencing any thereof), in each case whether now existing or hereafter arising, whether all such obligations arise or accrue before or after the commencement of any bankruptcy, insolvency or receivership proceedings (and whether or not such claims, interest, costs, expenses or fees are allowed or allowable in any such proceeding), and (b) all obligations under Cash Management Agreements and Hedging Agreements to one or more of the Administrative Agent, the Canadian Administrative Agent, the Lenders, the Issuing Banks and/or any of their respective Affiliates or to Persons who were (or whose Affiliates were) the Administrative Agent, the Canadian Administrative Agent, a Lender or an Issuing Bank at the time the applicable Hedging Agreement or Cash Management Agreement was entered into; provided, that obligations under Cash Management Agreements and Hedging Agreements shall cease to constitute Obligations on and after the date all Obligations under clause (a) are paid in full in cash (other than any contingent indemnification obligations for which no claim has been asserted) and all Commitments hereunder have been terminated. “Obligor” shall mean, collectively, each of the Parent, the Company, each of the other Borrowers and each of the Subsidiary Guarantors (including any Discretionary Obligors). “Original Closing Date” shall mean August 21, 2017. “Other Connection Taxes” shall mean, with respect to any Administrative Agent, Lender, the Issuing Bank or any other recipient, Taxes imposed as a result of a present or former connec- tion between such Person and the jurisdiction imposing such Tax (other than connections arising from such Person having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Basic Document, or sold or assigned an interest in any Loan or Basic Document). “Other Taxes” shall mean all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement, ex- cept any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 6.07(b)).

39 “Overnight Bank Funding Rate” shall mean, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.- managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “Parent” shall have the meaning set forth in the preamble. “Parent Guaranty” shall mean the amended and restated guaranty, dated as of the A&R Closing Date, as said agreement shall be modified and supplemented and in effect from time to time, pursuant to which the Parent guarantees the obligations of the Borrowers under the Basic Documents, in substantially the form of Exhibit E hereto. “Parent Pledge Agreement” shall mean the amended and restated pledge agreement, dated as of the A&R Closing Date, to which the Parent and the Administrative Agent are parties, as the same shall be modified and supplemented and in effect from time to time, in substantially the form of Exhibit D hereto. “Participant Register” shall have the meaning set forth in Section 12.06. “Participating Member State” shall mean any of the member states of the European Union that have adopted and continue to retain a common single currency through monetary union in accordance with European Union treaty law (as amended from time to time). “PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any entity succeeding to any or all of its functions. “Periodic Term CORRA Determination Day” shall have the meaning assigned to such term in the definition of “Term CORRA”. “Permitted Acquisition” shall have the meaning set forth in Section 9.14. “Permitted Mortgage” shall mean any mortgage subjecting property of any Subsidiary of the Parent to a Lien where (i) the Parent shall agree, for the benefit of the Administrative Agent and the Lenders, not to permit any Subsidiary owning any interest in such property to create, incur or suffer to exist any Indebtedness other than a Permitted Mortgage Financing or the Indebtedness hereunder and (ii) such mortgage (and the other documentation, if any, relating thereto) does not contain any covenants or other provisions limiting or restricting the ability of the Parent and its Subsidiaries to guarantee the obligations of the Obligors or to provide collateral to secure the obligations of the Obligors, in each case under the Basic Documents except for any such restrictions that apply solely to the SPE which consummates such Permitted Mortgage Financing. “Permitted Mortgage Financing” shall mean any financing (or series of related financings) by the Parent or any of its Subsidiaries that is secured by a mortgage on one or more Physical Facilities, provided that (a) such financings are permitted by the terms of Section 9.08 hereof and (b) in the case of each such mortgage financing by a Subsidiary of the Parent, each such mortgage created thereby is a Permitted Mortgage.

40 “Person” shall mean an individual, a corporation, a company, a voluntary association, a partnership, a limited liability company, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof. “Physical Facility” shall mean any facility, or part of a facility (including, without limitation, related office buildings, parking lots or other related real property), now or hereafter owned by the Parent or any of its Subsidiaries, in each case including, without limitation, the land on which such facility is located, all buildings and other improvements thereon, including leasehold improvements, all fixtures, furniture, equipment, inventory and other tangible personal property located in or used in connection with such facility and all accounts receivable and other intangible personal property (other than motor vehicles) related to the ownership, lease or operation of such facility, all whether now existing or hereafter acquired. “Plan” shall mean an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (a) maintained by the Parent or any member of the Controlled Group for employees of the Parent or any member of the Controlled Group or (b) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Parent or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions. “Platform” shall have the meaning provided in Section 9.01. “Post-Default Rate” shall mean (a) as to any overdue amounts constituting the principal of any Loan or any Reimbursement Obligation payable by the Company or any other Borrower hereunder, a rate equal to the sum of 2% plus the interest rate otherwise applicable thereto, and (b) as to overdue interest, fees and other amounts payable under this Agreement, a rate equal to the sum of 2% plus the interest rate otherwise applicable to ABR Loans. “Prime Rate” shall mean the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “pro forma basis” shall mean (i) with respect to compliance with any test or covenant or calculation of any ratio under this Agreement (including, for the avoidance of doubt, for the purposes of Sections 9.09 and 9.11 hereof) as of any date, the determination or calculation of any applicable tests or ratios shall be calculated assuming that all Specified Transactions taking place (x) during the most recently ended TTM Period, and (y) other than for the purposes of (1) determining compliance with Sections 9.09 or 9.11, (2) determining the Applicable Margin and (iii) determining the Applicable Commitment Fee Rate, after such TTM Period but prior to such date or concurrently with the transaction or initiative for which such test or covenant or calculation is being made (and any increase or decrease in EBITDA or EBITDAR and the component

41 financial definitions used therein attributable to any Specified Transaction) had occurred on the first day of the applicable TTM Period and (ii) whenever pro forma effect is to be given to a Specified Transaction, the pro forma calculations shall be made in good faith by an officer of the Parent. “Proposed Change” shall have the meaning assigned to such term in Section 12.05(b). “Public Lender” shall have the meaning provided in Section 9.01. “Public-Sider” shall mean a Lender whose representatives may trade in securities of the Parent, the Company or any of their respective Subsidiaries while in possession of the financial statements provided by the Parent under the terms of this Agreement. “Qualified Issuer” shall mean (i) any Lender or (ii) any commercial bank or financial institution the outstanding short-term debt securities of which are rated at least A-2 by S&P or at least P-2 by Moody’s, or carry an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments. “Qualifying Incremental Term B Loans” shall mean Incremental Term Loans that (1) are incurred by a Borrower (or a Subsidiary Guarantor that becomes a Borrower) pursuant to Section 2.01(d) of this Agreement, (2) are incurred after the Amendment No. 3 Effective Date, but on or prior to the date that is 6 months after the Amendment No. 3 Effective Date, (3) are widely syndicated, (4) constitute Term B Loans and (5) are denominated in Dollars. “Quarterly Dates” shall mean the last Business Day of March, June, September and December of each year. “RCRA” shall mean the Resource Conservation and Recovery Act, as amended. “Recovery Event” shall mean any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of the Parent or any of its Subsidiaries. “Reference Time” with respect to any setting of the then-current Benchmark shall mean (1) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two Business Days preceding the date of such setting, (2) if the RFR for such Benchmark is Daily Simple SOFR, then four Business Days prior to such setting, (3) if such Benchmark is Term CORRA, 1:00 p.m. Toronto local time on the day that is two Business Days preceding the date of such setting or (4) if such Benchmark is none of the Term SOFR Rate, Daily Simple SOFR or Term CORRA, the time determined by the Administrative Agent in its reasonable discretion. “Refinancing Commitments” shall mean a Refinancing Revolving Commitment or a Refinancing Term Loan Commitment. “Refinancing Facility Agreement” shall mean an amendment to this Agreement, in form and substance reasonably satisfactory to the Administrative Agent and the Company, among the Borrowers, the Administrative Agent and one or more Refinancing Lenders, establishing

42 Refinancing Commitments and effecting such other amendments hereto and to the other Basic Documents as are contemplated by Section 2.13. “Refinancing Lenders” shall mean the Refinancing Revolving Lenders and the Refinancing Term Lenders. “Refinancing Loans” shall mean the Refinancing Revolving Loans and the Refinancing Term Loans. “Refinancing Revolving Commitments” shall have the meaning given thereto in Section 2.13(a). “Refinancing Revolving Lender” shall have the meaning given thereto in Section 2.13(a). “Refinancing Revolving Loans” shall have the meaning given thereto in Section 2.13(a). “Refinancing Term Lender” shall have the meaning given thereto in Section 2.13(a). “Refinancing Term Loan Commitments” shall have the meaning given thereto in Section 2.13(a). “Refinancing Term Loans” shall have the meaning given thereto in Section 2.13(a). “Register” shall have the meaning given thereto in Section 12.06(e). “Regulated Activity” shall have the meaning provided in Section 8.14. “Regulation D” shall mean Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time. “Regulatory Change” shall mean, with respect to any Lender, any change on or after the Original Closing Date in United States federal, state or foreign laws or regulations, including as a result of (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to each of the principal agreements on capital, liquidity and leverage standards comprising the Basel III Accord (in the case of each of (x) and (y), whether or not such change was on or after the Original Closing Date), and including Regulation D, or the adoption or making on or after the Original Closing Date of any interpretations, directives or requests applying to a class of lenders including such Lender of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof. “Reimbursement Obligations” shall mean, at any time, the obligations of the Borrowers to reimburse amounts paid by any Issuing Bank in respect of any drawings under a Letter of Credit.

43 “REIT” shall mean a real estate investment trust as defined and taxed under Sections 856- 860 of the Code. “Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates. “Related Security” means, with respect to any accounts receivable, revenue stream or other right of payment, (a) all of the interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the financing or lease of which gave rise to such accounts receivable, revenue stream or other right of payment and all insurance contracts with respect thereto, (b) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such accounts receivable, revenue stream or other right of payment, whether pursuant to the contract related thereto or otherwise, together with all financing statements and security agreements describing any collateral securing such accounts receivable, revenue stream or other right of payment, (c) all guaranties, letters of credit, letter-of-credit rights, supporting obligations, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such accounts receivable, revenue stream or other right of payment, whether pursuant to the contract related thereto or otherwise, (d) all service contracts and other contracts and agreements associated with such accounts receivable, revenue stream or other right of payment, (e) all records related thereto, and all of the applicable Accounts Receivable Subsidiary’s right, title and interest in, to and under the applicable documentation. “Release” shall have the meaning set forth in 42 U.S.C. Section 9601(22), but shall not include any “federally permitted release” as defined in 42 U.S.C. Section 9601(10). The term “Released” shall have a corresponding meaning. “Relevant Governmental Body” shall mean (i) with respect to a Benchmark Replacement in respect of Loans denominated in Dollars, the Federal Reserve Board and/or the NYFRB, the CME Term SOFR Administrator, as applicable, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto, and (ii) with respect to a Benchmark Replacement in respect of Loans denominated in any other currency, (a) the central bank for the currency in which such Benchmark Replacement is denominated or any central bank or other supervisor which is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement or (b) any working group or committee officially endorsed or convened by (1) the central bank for the currency in which such Benchmark Replacement is denominated, (2) any central bank or other supervisor that is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement, (3) a group of those central banks or other supervisors or (4) the Financial Stability Board or any part thereof. “Relevant Rate” shall mean (i) with respect to any Term Benchmark Borrowing denominated in Dollars, the Adjusted Term SOFR Rate, (ii) with respect to any RFR Borrowing denominated in Dollars, the Adjusted Daily Simple SOFR, and (iii) with respect to any Term Benchmark Borrowing denominated in Canadian Dollars, the Adjusted Term CORRA Rate, as applicable.

44 “Rent Expense” shall mean the consolidated real property rent expense of the Parent and its Subsidiaries, as determined in accordance with GAAP, it being understood that (i) common area maintenance charges, any other contingent rent and any other non-rent charges (including property taxes and insurance obligations) and (ii) rent expense payable under leases that are treated as Capital Lease Obligations, shall in each case be excluded from the calculation of Rent Expense. “Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Payment” shall mean dividends (in cash, property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for the purchase, redemption, retirement or other acquisition of, any shares of any class of Capital Stock of the Parent, or any payment in respect of any option or warrant to purchase any shares of any class of Capital Stock of the Parent or the exchange or conversion of any shares of any class of Capital Stock of the Parent for or into any obligations of or shares of any other class of Capital Stock of the Parent or any other property, but excluding dividends payable solely in, or exchanges or conversions for or into, shares of common stock of the Parent. “Revolving Commitments” shall mean the 2022 Revolving Commitments, any Incremental Revolving Commitments, any Extension Revolving Commitments and any Refinancing Revolving Commitments. “Revolving Facility” shall mean the 2022 Revolving Commitments and the 2022 Revolving Loans, any Incremental Revolving Facility, any Extension Revolving Commitments (and the loans thereunder) and any Refinancing Revolving Commitments (and the loans thereunder). “Revolving Lenders” shall mean any Lender that has a Revolving Commitment. “Revolving Loans” shall mean the 2022 Revolving Loans and any other Loans made in respect of the Revolving Commitments. “RFR Borrowing” shall mean, as to any Borrowing, the RFR Loans comprising such Borrowing. “RFR Business Day” means, for any Loan denominated in Canadian Dollars, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which commercial banks in Toronto are authorized or required by law to remain closed. “RFR Loan” shall mean a Loan that bears interest at a rate based on the Adjusted Daily Simple SOFR. “Sanctioned Country” shall mean, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, the Crimea Region of Ukraine, the Donetsk People’s Republic, the Luhansk People’s Republic, Cuba, Iran, North Korea and Syria).

45 “Sanctioned Person” shall mean, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or by the United Nations Security Council, the European Union, Canada, His Majesty’s Treasury of the United Kingdom or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b). “Sanctions” shall mean, economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or (b) the United Nations Security Council, the European Union, any European Union member state, Canada or His Majesty’s Treasury of the United Kingdom. “Scheduled Amortization” shall mean, for any period, the sum (calculated without duplication) of all scheduled payments of principal of Indebtedness (other than any Indebtedness hereunder) of the Parent and its Subsidiaries (excluding, for the avoidance of doubt, any balloon, bullet or similar principal payment which repays or refinances such Indebtedness in full) made during such period; provided that any reduction in amortization as a result of optional prepayments shall be disregarded for purposes of calculating Fixed Charges. “Secured Debt” shall mean, with respect to a Person as of any given date, the aggregate principal amount of all Funded Indebtedness of such Person outstanding on such date that is secured in any manner by any Lien on any property of such Person. “Securitization Repurchase Obligation” means any obligation of a seller (or any guaranty of such obligation) of assets subject to an Accounts Receivable Facility to repurchase such assets arising as a result of a breach of a representation, warranty or covenant or otherwise, including, without limitation, as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, offset or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to such seller. “Security Documents” shall mean, collectively, the Company Pledge Agreement, the Canadian Borrower Pledge Agreement, the Parent Pledge Agreement, the Subsidiary Pledge Agreement and all Uniform Commercial Code or applicable Canadian PPSA financing statements and similar items required by said agreements to be filed with respect to the security interests in personal property created pursuant thereto. “Seller Indebtedness” shall mean Indebtedness incurred after the A&R Closing Date and payable to sellers in connection with Permitted Acquisitions that by its terms is subordinated to the payment of the principal of and interest on the Loans and Reimbursement Obligations. “Significant Subsidiary” shall mean, at any time of determination, any (a) Obligor or (b) any other Subsidiary of the Parent that, on a consolidated basis with its Subsidiaries, has aggregate assets or aggregate revenues greater than 5% of the aggregate assets or aggregate revenues of the Parent and its Subsidiaries, taken as a whole, at such time.

46 “SOFR” shall mean a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” shall mean the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” shall mean the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Determination Date” shall have the meaning assigned to such term in the definition of “Daily Simple SOFR”. “SOFR Rate Day” shall have the meaning assigned to such term in the definition of “Daily Simple SOFR”. “SPE” shall mean (x) each Accounts Receivable Subsidiary and (y) each special purpose entity formed by the Parent or any Subsidiary for the purposes of engaging in, and whose sole business is to conduct a Permitted Mortgage Financing. On the A&R Closing Date, the only SPEs are Iron Mountain Receivables QRS, LLC, Iron Mountain Receivables TRS, LLC, Iron Mountain Mortgage Finance Holdings, LLC and Iron Mountain Mortgage Finance I, LLC. “Specified Transaction” shall mean any of the following transactions or initiatives: (a) any Investment that results in a Person becoming a Subsidiary, (b) (i) any Permitted Acquisition having an Acquisition Consideration of more than $1,000,000 or (ii) any other acquisition of the stock or other equity interests of a Person whose assets consist or will consist of data centers or data storage facilities for use in connection with the records and information management services, data management services or data center services business or activities of the Parent and its Subsidiaries (regardless of whether such Person is or becomes a Subsidiary after giving effect thereto), (c) any sale, transfer or disposition outside the ordinary course of business involving the sale, transfer or disposition of assets with an aggregate book value in excess of $1,000,000, (d) any designation of a Subsidiary that results in a Subsidiary ceasing to be a Subsidiary or any re-designation of an Unrestricted Subsidiary that results in an Unrestricted Subsidiary becoming a Subsidiary, (e) any acquisition or Investment constituting an acquisition of assets or equity constituting a business unit, line of business or division of another Person and (f) any operating improvement, restructuring, cost savings initiative or any similar initiative. “Standard Securitization Undertakings” shall mean representations, warranties, covenants and indemnities entered into by the Parent or any Subsidiary of the Parent which the Parent has determined in good faith to be customary in an Accounts Receivable Financing, including, without limitation, those relating to the servicing of the assets of an Accounts Receivable Subsidiary, it being understood that any Securitization Repurchase Obligation shall be deemed to be a Standard Securitization Undertaking. “Stated Rate” shall have the meaning provided in Section 4.02. “Stock Consideration” shall mean, with respect to any Acquisition, the aggregate amount of consideration paid by the Parent and its Subsidiaries in connection therewith consisting of the

47 Parent’s common stock or proceeds of the issuance of the Parent’s common stock in the case of an Acquisition within twelve months prior to the date of such Acquisition. For purposes hereof, the amount of Stock Consideration paid by the Parent in respect of any Acquisition where the Stock Consideration consists of the Parent’s common stock shall be deemed to be equal to the fair market value of the Parent’s respective common stock so paid, determined in good faith by the Parent at the time of such Acquisition. “Stock Repurchases” shall have the meaning assigned to such term in Section 9.15. “Subordinated Indebtedness” shall mean, (a) Funded Indebtedness of the Parent or any of its Subsidiaries that is expressly contractually subordinated in right of payment to the 2022 Revolving Loans, the 2022 Term A Loans and the Amendment No. 1 Incremental Term B Loans and (b) Seller Indebtedness. “Subsidiary” shall mean, with respect to any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership, limited liability company or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. Unrestricted Subsidiaries shall not be a “Subsidiary” or “Subsidiaries” of the Parent for the purposes of this Agreement. “Subsidiary Guarantor” shall mean (i) as of the A&R Closing Date, each of the subsidiaries of the Parent identified as a Subsidiary Guarantor in Part 1 of Schedule II hereto and (ii) each other subsidiary of the Parent (other than any Excluded Subsidiary) that from time to time is required to become a party to the Subsidiary Guaranty pursuant to Section 9.21 or otherwise guarantees the Obligations hereunder, in each case, until such time as the relevant subsidiary is released from its obligations under the Subsidiary Guaranty in accordance with the terms and provisions hereof. “Subsidiary Guaranty” shall mean the amended and restated subsidiary guaranty, dated as of the A&R Closing Date, among the Subsidiary Guarantors and the Administrative Agent, as said agreement shall be modified and supplemented and in effect from time to time and pursuant to which the Subsidiary Guarantors guarantee the Obligations under the Basic Documents, any Hedging Agreements and any Cash Management Agreements with any Lender or any Affiliate thereof, in substantially the form of Exhibit F hereto. “Subsidiary Pledge Agreement” shall mean the amended and restated pledge agreement, dated as of the A&R Closing Date, to which the Subsidiary Guarantors and the Administrative Agent are parties, as the same shall be modified and supplemented and in effect from time to time, in substantially the form of Exhibit G hereto. “Synthetic Lease” shall mean a lease of property or assets designed to permit the lessee (i) to claim depreciation on such property or assets under U.S. tax law and (ii) to treat such lease as

48 an operating lease or not to reflect the leased property or assets on the lessee’s balance sheet under GAAP. “Synthetic Lease Obligations” shall mean, with respect to any Synthetic Lease, at any time, an amount equal to the higher of (x) the aggregate termination value or purchase price or similar payments in the nature of principal payable thereunder and (y) the then aggregate outstanding principal amount of the notes or other instruments issued by, and the amount of the equity investment, if any, in, the lessor under such Synthetic Lease. “Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term B Lender” shall mean the Amendment No. 1 Incremental Term B Lenders any other Lender that holds any Term B Loans. “Term B Loan” shall mean (i) [reserved], (ii) the Amendment No. 1 Incremental Term B Loans and (iii) any Incremental Term Loan which has terms that are customary market terms for “B” term loans at the time of incurrence thereof (as determined in good faith by the Company and so designated in the applicable Incremental Facility Amendment). “Term Benchmark” when used in reference to any Loan or Borrowing, shall refer to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate, the Adjusted Term CORRA Rate or, in the case of the Amendment No. 1 Incremental Term B Loans, the Term SOFR Rate. “Term CORRA” shall mean, for any calculation with respect to any Term Benchmark Borrowing denominated in Canadian Dollars, the Term CORRA Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term CORRA Determination Day”) that is two (2) Canadian Business Days prior to the first day of such Interest Period, as such rate is published by the Term CORRA Administrator; provided, however, that if as of 1:00 p.m. (Toronto time) on any Periodic Term CORRA Determination Day the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Canadian Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Canadian Business Day is not more than five (5) Canadian Business Days prior to such Periodic Term CORRA Determination Day. “Term CORRA Administrator” shall mean Candeal Benchmark Administration Services Inc., TSX Inc., or any successor administrator. “Term CORRA Reference Rate” shall mean the forward-looking term rate based on CORRA. “Term Lenders” shall mean the collective reference to the 2022 Term A Lenders, the Amendment No. 1 Incremental Term B Lenders and each other Lender that holds a Term Loan.

49 “Term Loans” shall mean the collective reference to the 2022 Term A Loans, the 2022 Term B Loans, the Amendment No. 1 Incremental Term B Loans, the Incremental Term Loans, the Extension Term Loans and the Refinancing Term Loans. “Term SOFR Determination Day” shall have the meaning assigned to such term in the definition of “Term SOFR Reference Rate”. “Term SOFR Rate” shall mean, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator; provided that solely with respect to the Amendment No. 1 Incremental Term B Loans (but no other Loans), if the Term SOFR Rate as determined in accordance with this definition would be less than 0.00%, such rate shall be deemed to be equal to 0.00%, for the purposes of this Agreement. “Term SOFR Loan” shall mean a Loan that bears interest at a rate based on the Term SOFR Rate. “Term SOFR Reference Rate” shall mean, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding Business Day is not more than five (5) Business Days prior to such Term SOFR Determination Day. “TTM Period” shall mean, on any date, the most recent period of four consecutive fiscal quarters of the Parent ended on or prior to such date (taken as one accounting period) in respect of which financial statements were (or were required to be) delivered pursuant to Section 9.01(1) or 9.02(2). A TTM Period may be designated by reference to the last day thereof (i.e., the “December 31st TTM Period” of a particular year refers to the period of four consecutive fiscal quarters of the Parent ended on December 31st of such year), and a TTM Period shall be deemed to end on the last day thereof. “Type” shall have the meaning assigned to such term in Section 1.03 hereof. “UK Borrower” shall mean any Borrower (i) that is organized or formed under the laws of the United Kingdom or (ii) payments from which under this Agreement or any other Basic Document are subject to withholding Taxes imposed by the laws of the United Kingdom. “UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom

50 Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” shall mean the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unrestricted Subsidiary” shall mean (i) each SPE, (ii) each subsidiary of the Parent listed on Schedule VI hereto and (iii) each other subsidiary of the Parent that is designated by the Parent as such after the A&R Closing Date pursuant to Section 9.25, in each case, unless and until any such subsidiary’s designation as an Unrestricted Subsidiary is removed pursuant to a Designation Removal in accordance with Section 9.25. “U.S. Government Securities Business Day” shall mean any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Tax Compliance Certificate” shall have the meaning assigned to such term in Section 5.08(f)(ii)(II)(3). “Voting Stock” shall mean, with respect to any Person, any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not, at the time, stock of any other class or classes has, or might have, voting power by reason of the happening of any contingency). “Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness. “Wholly-Owned Subsidiary” shall mean as to any Person, a Subsidiary of such Person all of whose outstanding shares of Capital Stock (except directors’ qualifying shares) are directly or indirectly owned by such Person. “Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Title IV of ERISA. “Write-Down and Conversion Powers” shall mean, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to

51 time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.02. Accounting Terms and Determinations. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Majority Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, (i) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825 (or any other Financial Accounting Standards having similar result or effect) to value any Indebtedness or other liabilities of the Parent or any Subsidiary at “fair value”, as defined therein and (ii) the accounting for any lease (and whether the obligations thereunder shall constitute “Capitalized Lease Obligations”) shall be based on GAAP as in effect on the Original Closing Date and without giving effect to any subsequent changes in GAAP (or the required implementation of any previously promulgated changes in GAAP) relating to the treatment of a lease as an operating lease or capitalized lease. 1.03. Types of Loans. Loans hereunder are distinguished by “Type”. The “Type” of a Loan refers to the determination of whether such Loan is a Term Benchmark Loan, C$ Prime Loan or an ABR Loan. 1.04. Currency. Whenever any amount is to be determined for purposes of Sections 2 through 6 hereof or otherwise for the purposes of calculating any amount outstanding under this Agreement (other than any such amount which is plainly to be determined in any Alternate Currency), such amount shall be determined by the Administrative Agent (or, in the case of Letter of Credit Liabilities, by the applicable Issuing Bank) in Dollars by calculating the Dollar Equivalent (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward) of any portion of such amount denominated in any Alternate Currency and adding such amount to any Dollar-denominated portion of such amount. 1.05. Additional Alternate Currencies.

52 (a) The Company may from time to time request that Revolving Loans be made and/or Letters of Credit be issued in a currency other than Dollars and those specifically listed in the definition of “Alternate Currencies”; provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the making of Revolving Loans in any additional Alternate Currency, such request shall be subject to the approval of the Administrative Agent and each of the Revolving Lenders of the applicable Class; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and each applicable Issuing Bank. (b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., fifteen (15) Business Days prior to the date of the first desired borrowing of Loans in such additional Alternate Currency (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the Issuing Banks, in its or their sole discretion). In the case of any such request pertaining to Alternate Currency Loans, the Administrative Agent shall promptly notify each Revolving Lender of the applicable Class thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall also promptly notify each applicable Issuing Bank thereof. Each Revolving Lender of the applicable Class (in the case of any such request pertaining to Revolving Loans) and each applicable Issuing Bank (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., ten (10) Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Loans, or the issuance of Letters of Credit, as the case may be, in such requested currency. (c) Any failure by a Revolving Lender or an Issuing Bank, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Revolving Lender or such Issuing Bank, as the case may be, to permit Loans to be made or Letters of Credit to be issued in such requested currency. If the Administrative Agent and all the Revolving Lenders consent to making Loans in such requested currency, the Administrative Agent shall so notify the Company and such currency shall thereupon be deemed for all purposes to be an Alternate Currency hereunder for purposes of any borrowings of Revolving Loans of the applicable Class; and if the Administrative Agent and each applicable Issuing Bank consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Company and such currency shall thereupon be deemed for all purposes to be an Alternate Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.05, the Administrative Agent shall promptly so notify the Company, and the Company may replace such non-consenting Lender, subject to Section 12.05(b). Any specified currency of an Existing Letter of Credit that is neither Dollars nor one of the Alternate Currencies specifically listed in the definition of “Alternate Currencies” shall be deemed an Alternate Currency with respect to such Existing Letter of Credit only. 1.06. Basket Compliance and Limited Conditionality Provisions. (a) Notwithstanding anything in this Agreement or any Basic Document to the contrary,

53 (i) the Parent and its Subsidiaries may rely on more than one basket or exception with respect to any covenant hereunder (including both ratio-based and non-ratio based baskets and exceptions to such covenant, and including partial reliance on different baskets in respect of such covenant that, collectively, permit the entire proposed transaction) at the time of any proposed transaction, and the Parent and its Subsidiaries may, in the Parent’s sole discretion, at any later time divide, classify or reclassify such transaction (or any portion thereof) in any manner that complies with the available baskets and exceptions with respect to such covenant hereunder at such later time; (ii) unless the Parent elects otherwise, if, the Parent or any of its Subsidiaries, in connection with any transaction or series of such related transaction (A) incurs Indebtedness, creates Liens, makes dispositions, makes Investments, designates any Subsidiary as restricted or unrestricted or repays any Indebtedness or takes any other action under or as permitted by a ratio-based basket and (B) incurs Indebtedness, creates Liens, makes dispositions, makes Investments, designates any Subsidiary as restricted or unrestricted or repays any Indebtedness or takes any other action under a non-ratio-based basket (in each case, which shall occur substantially simultaneously with the events in clause (A) above), then the applicable ratio will be calculated with respect to any such action under the applicable ratio-based basket without regard to any such substantially simultaneous action under such non-ratio-based basket made in connection with such transaction or series of related transactions; (iii) if the Parent or any of its Subsidiaries enters into any revolving, delayed draw or other committed debt facility, the Parent may elect to determine compliance of such debt facility (including the incurrence of Indebtedness and Liens from time to time in connection therewith) with this Agreement and each other Basic Document on the date commitments with respect thereto are first received, assuming the full amount of such facility is incurred (and any applicable Liens are granted) on such date, in which case such committed amount may thereafter be borrowed or reborrowed, in whole or in part, from time to time, without further compliance with such applicable ratio-based basket hereunder, in lieu of determining such compliance on any subsequent date (including any date on which Indebtedness is incurred pursuant to such facility); provided that (A) in each case, for as long as such election is in effect (and except in the case of a revolving facility) any future calculation of such ratio-based basket shall only include amounts borrowed and outstanding as of such date of determination and (B) in the case of any committed facility with a delayed draw feature, at the Parent’s election commitments in respect thereof may be obtained prior to the Parent’s ability to incur such Indebtedness in accordance with the terms of this Agreement as long as such Indebtedness is permitted to be incurred in accordance with the terms of this Agreement on the date such delayed draw commitments are funded (and only to the extent so funded); (iv) if the Parent or any Subsidiary incurs Indebtedness under a ratio-based basket, such ratio-based basket (together with any other ratio-based basket utilized in connection therewith) will be calculated excluding the cash proceeds of such Indebtedness for netting purposes, provided that the actual application of such proceeds to reduce Indebtedness may be included for purposes of determining compliance with any such applicable ratio-based basket; and

54 (v) without prejudice to subclause (i) above, if the Parent or any Subsidiary relies in full or in part on a non-ratio based basket or exception in connection with any proposed transaction, all or any portion of which transaction subsequently is eligible to be reclassified as having been incurred pursuant to a ratio-based basket or exception, then such amounts originally permitted under the non-ratio-based basket or exception shall automatically be reclassified as having been incurred pursuant to a ratio-based basket or exception to the maximum extent then permitted under such ratio-based basket or exception without the Parent needing to make any election, give any notice or take any action to effect such reclassification. (b) Notwithstanding anything in this Agreement or any Basic Document to the contrary, to the extent that the terms of this Agreement require (i) pro forma compliance with any financial ratio or test (including, without limitation, pro forma compliance with the Financial Covenants, any First Lien Net Secured Leverage Ratio test or any Net Secured Leverage Ratio test, any Net Total Lease Adjusted Leverage Ratio test or any Fixed Charges Coverage Ratio test) and/or any cap expressed as a percentage of EBITDA or consolidated total assets, (ii) the absence of a Default or Event of Default (or any type of Default or Event of Default), (iii) the making or accuracy of any representation and/or warranty or (iv) compliance with availability under any basket (including any basket expressed as a percentage of EBITDA), in each case, as a condition to (A) the consummation of any transaction (including the assumption or incurrence of Indebtedness other than the incurrence or issuance of any Loan or Letter of Credit under any existing Revolving Facility) in connection with any acquisition or similar Investment the consummation of which is not conditioned on the availability of, or on obtaining, third party financing, (B) the making of any Restricted Payment requiring irrevocable notice or declaration in advance thereof, (C) the making of any payments of Subordinated Indebtedness requiring irrevocable notice or declaration in advance thereof and/or (D) the making of any disposition (the transactions described in the foregoing clauses (A) through (D), “Limited Conditionality Transactions”), the determination of whether the relevant condition is satisfied may be made, at the election of the Parent: (i) in the case of any acquisition or similar Investment (including with respect to any Indebtedness contemplated, assumed or incurred in connection therewith), at the time of (or on the basis of the financial statements for the most recently ended four fiscal quarter period for which financial statements were (or were required to be) delivered pursuant to Section 9.01(1) or 9.01(2) at the time of) any of (x) the execution of the definitive agreement with respect to such acquisition or Investment, (y) in connection with an acquisition to which the United Kingdom City Code on Takeover and Mergers (or any comparable requirement of law) applies, the date on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of the target of an acquisition (or equivalent notice under comparable law) or (z) the consummation of such acquisition or Investment, (ii) in the case of any Restricted Payment (including with respect to any Indebtedness contemplated or incurred in connection therewith), at the time of (or on the basis of the financial statements for the most recently ended four fiscal quarter period for which financial statements were (or were required to be) delivered pursuant to Section 9.01(1) or 9.01(2) at the time of) either (x) the irrevocable declaration of such Restricted Payment or (y) the making of such Restricted Payment,

55 (iii) in the case of any payment of Subordinated Indebtedness (including with respect to any Indebtedness contemplated or incurred in connection therewith), at the time of (or on the basis of the financial statements for the most recently ended four fiscal quarter period for which financial statements were (or were required to be) delivered pursuant to Section 9.01(1) or 9.01(2) at the time of) either (x) delivery of irrevocable (which may be conditional) notice with respect to such payment of Subordinated Indebtedness or (y) the making of such Subordinated Indebtedness, and (iv) in the case of any disposition (including with respect to any repayment of Indebtedness contemplated or made in connection therewith), at the time of (or on the basis of the financial statements for the most recently ended four fiscal quarter period for which financial statements were (or were required to be) delivered pursuant to Section 9.01(1) or 9.01(2) at the time of) any of (x) the execution of the definitive agreement with respect to such disposition, (y) in connection with a disposition to which the United Kingdom City Code or Takeover and Mergers (or any comparable law) applies, the date on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of the target (or equivalent notice under comparable law) or (z) the consummation of such disposition, in each case, after giving effect, on a pro forma basis, to (I) the Limited Conditionality Transaction and/or any related incurrence and/or repayment of Indebtedness (including the intended use of proceeds thereof) and (II) to the extent definitive documents in respect thereof have been executed, the Restricted Payment has been declared or delivery of notice with respect to a payment of subordinated Indebtedness has been given (which definitive documents, declaration or notice has not terminated or expired without the consummation thereof), as applicable, any other transaction to be entered into in connection with such Limited Conditionality Transaction that the Parent has elected to treat in accordance with this Section 1.06(b); provided that if the Parent has made such any such election, in connection with the calculation of any basket, financial ratio or test and/or cap expressed as a percentage of EBITDA or consolidated total assets under this Agreement on or following the date of such election and prior to the earlier of the date on which such Limited Conditionality Transaction is consummated or the definitive agreement for such Limited Conditionality Transaction (or, if applicable, the notice or declaration of such Limited Conditionality Transaction) is terminated, any such basket, financial ratio or test and/or cap shall be calculated on a pro forma basis assuming such Limited Conditionality Transactions and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated, except to the extent that such calculation would result in a lower First Lien Net Secured Leverage Ratio, Net Secured Leverage Ratio or Net Total Lease Adjusted Leverage Ratio or a higher Fixed Charges Coverage Ratio or larger basket or cap, as applicable, than would apply if such calculation was made without giving pro forma effect to such Limited Conditionality Transaction and the other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof). The provisions in this Section 1.06(b) shall be referred to as the “Limited Conditionality Provisions” for the purposes of this Agreement.

56 1.07. Sustainability Adjustments. The Parent, in consultation with the Administrative Agent, shall be entitled to establish specified key performance indicators (“KPIs”) with respect to certain environmental, social and governance (“ESG”) targets of the Parent and its Subsidiaries. The Administrative Agent and the Borrowers may amend this Agreement (such amendment, the “ESG Amendment”) with respect to one or more Class of Loans and/or Commitments solely for the purpose of incorporating the KPIs and other related provisions (the “ESG Pricing Provisions”) into this Agreement, and any such amendment shall become effective at 5:00 p.m., New York City time, on the tenth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders of the applicable Class and the Borrowers unless, prior to such time, Lenders comprising the Majority Lenders of any applicable Class have delivered to the Administrative Agent (who shall promptly notify the Parent) written notice that such Majority Lenders object to such ESG Amendment. In the event that the Majority Lenders of any Class deliver a written notice objecting to any such ESG Amendment, an alternative ESG Amendment applicable to such Class of Loans may be effectuated with the consent of the Majority Lenders of such Class, the Parent and the Administrative Agent. Upon the effectiveness of any such ESG Amendment, based on the Parent’s and/or its Subsidiaries’ performance against the KPIs, certain adjustments (increase, decrease or no adjustment) to the otherwise applicable Applicable Commitment Fee Rate and/or Applicable Margin for such Class of Loans and Commitments will be made; provided that the amount of such adjustments shall not exceed (i) in the case of the Applicable Commitment Fee Rate, an increase and/or decrease of 0.05% and (ii) in the case of the Applicable Margin, an increase and/or decrease of 0.05%, provided that in no event shall the Applicable Margin be less than zero. The pricing adjustments pursuant to the KPIs will require, among other things, reporting and validation of the measurement of the KPIs in a manner that is agreed between the Parent and the Administrative Agent (each acting reasonably). Following the effectiveness of the ESG Amendment: (i) any modification to the ESG Pricing Provisions which has the effect of (x) reducing the Applicable Margin and/or the Applicable Commitment Fee Rate to a level not otherwise permitted by this Section 1.07 shall (in each case) be subject to the consent of all Lenders; and (ii) any other modification to the ESG Pricing Provisions (other than as provided for in clause (i) above) shall be subject only to the consent of the Majority Lenders. 1.08. Interest Rates; Benchmark Notification. The interest rate on a Loan denominated in Dollars or an Alternate Currency may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 6.02(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic

57 equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower or other Obligor, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 2. Loans, Etc. 2.01. Revolving Loans; Term Loans; Incremental Loans. (a) 2022 Term A Loans. (i) Subject to the terms and conditions of this Agreement and the Amendment and Restatement Agreement, each 2022 Term A Lender severally agrees to make loans (the “2022 Term A Loans”) to theparty to the Amendment and Restatement Agreement made loans to the Company in a single drawing in Dollars on the A&R Closing Date in an aggregate principal amount not to exceed its 2022 Term A Commitment. . (ii) Subject to the terms and conditions set forth in Amendment No. 6, each Amendment No. 6 Incremental Term A Lender party to Amendment No. 6 made loans to the Company in a single drawing in Dollars on the Amendment No. 6 Effective Date (the loans made under Section 2.01(a)(i) and Section 2.01(a)(ii), the “2022 Term A Loans”) in an aggregate principal amount not to exceed the amount set forth opposite such Amendment No. 6 Incremental Term A Lender’s name in Schedule I to Amendment No. 6 under the heading “Amendment No. 6 Incremental Term A Commitment”. (iii) 2022 Term A Loans that are repaid or prepaid may not be re-borrowed. Notwithstanding anything to the contrary herein, (i) the first Interest Period in respect of the 2022 Term A Borrowings made on the A&R Closing Date shall end on March 31, 2022 and (ii) the Adjusted Term SOFR Rate applicable thereto for such first Interest Period ending on March 31, 2022 shall be determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between Adjusted Term SOFR Rate for an Interest Period of one month and the Adjusted Daily Simple SOFR Rate, in each case, at such time. (b) 2022 Revolving Loans. Subject to the terms and conditions of this Agreement and the Amendment and Restatement Agreement, each 2022 Revolving Lender severally agrees to

58 make loans (the “2022 Revolving Loans”) to each Borrower at any time and from time to time on during the period commencing (and including) the A&R Closing Date until the earlier of (x) the 2022 Revolving Loan Maturity Date and (y) the date the 2022 Revolving Commitments are terminated in accordance with this Agreement, in Dollars and each Alternate Currency; provided that, (A) no 2022 Revolving Lender shall be required to make any 2022 Revolving Loans at any time if (x) the amount of the aggregate principal amount of 2022 Revolving Loans made by such 2022 Revolving Lender exceeds such 2022 Revolving Lender’s 2022 Revolving Commitment, (y) the sum of (1) the aggregate principal amount of all 2022 Revolving Loans made by such Lender and (2) the aggregate amount of all Letter of Credit Liabilities outstanding of such Lender exceed the such 2022 Revolving Lender’s 2022 Revolving Commitment or (z) the sum of (1) the aggregate principal amount of all 2022 Revolving Loans outstanding and (2) the aggregate amount of all Letter of Credit Liabilities outstanding at such time exceed the aggregate 2022 Revolving Commitments of all 2022 Revolving Lenders and (B) C$ Prime Loans shall only be made to the Canadian Borrowers. Within the foregoing limits and subject to the terms, conditions and limitations set forth herein, each applicable Borrower may borrow, pay or prepay and reborrow 2022 Revolving Loans. (c) [Reserved]. (d) Incremental Facilities. (i) One or more Borrowers (or Subsidiary Guarantors that will become Borrowers) may, at any time, on one or more occasions pursuant to an Incremental Facility Amendment (i) add one or more new Classes of term facilities and/or increase the principal amount of the Term Loans of any existing Class by requesting new term loan commitments to be added to such Loans (any such new Class or increase, an “Incremental Term Facility” and any loans made pursuant to an Incremental Term Facility, “Incremental Term Loans”) and/or (ii) add one or more new Classes of revolving commitments and/or increase the aggregate amount of the Revolving Commitments of any existing Class (any such new Class or increase, an “Incremental Revolving Facility” and, together with any Incremental Term Facility, “Incremental Facilities”, or either or any thereof, an “Incremental Facility”; and the loans thereunder, “Incremental Revolving Loans” and, together with any Incremental Term Loans, “Incremental Loans”) in an aggregate outstanding principal amount as of such date of determination not to exceed the Incremental Cap; provided that: (I) no Incremental Commitment in respect of any Incremental Facility may be in an amount that is less than $5,000,000 (or such lesser amount to which the Administrative Agent may reasonably agree), (II) except as separately agreed from time to time between a Borrower and any Lender, no Lender shall be obligated to provide any Incremental Commitment, and the determination to provide such commitments shall be within the sole and absolute discretion of such Lender (it being agreed that no Borrower shall be obligated to offer the opportunity to any Lender to participate in any Incremental Facility),

59 (III) no Incremental Facility or Incremental Loan (nor the creation, provision or implementation thereof) shall require the approval of any existing Lender other than in its capacity, if any, as a lender providing all or part of such Incremental Facility or Incremental Loan, (IV) any such Incremental Revolving Facility shall either (x) be subject to the same terms and conditions as any then-existing Revolving Facility (and be deemed added to, and made a part of, such Revolving Facility) (it being understood that, if required to consummate an Incremental Revolving Facility, the Parent may increase the pricing, interest rate margins, rate floors and undrawn fees on the applicable Revolving Facility being increased for all lenders under such Revolving Facility, but additional upfront or similar fees may be payable to the lenders participating in such Incremental Revolving Facility without any requirement to pay such amounts to any existing Revolving Lenders) or (y) mature no earlier than, and require no scheduled mandatory commitment reduction prior to, the 2022 Revolving Loan Maturity Date and all other terms (other than, subject to the requirements of this clause (y), maturity, pricing, upfront, arrangement, structuring, underwriting, ticking, consent, amendment and other fees and other immaterial terms, which shall be determined by the Company) shall be (1) substantially consistent with the 2022 Revolving Loans or (2) otherwise reasonably acceptable the Administrative Agent (it being understood that if any financial maintenance covenant or other more favorable provision is added for the benefit of any Incremental Revolving Facility, no consent shall be required from the Administrative Agent or any Lender to the extent that such financial maintenance covenant or other provision is also added for the benefit of any then-existing Revolving Facility or only applicable after the applicable Latest Maturity Date applicable to any Class of Revolving Loans hereunder), (V) the pricing, interest rate margins, rate floors, undrawn fees and other fees (and the components thereof) applicable to any Incremental Facility may be determined by the Company and the lender or lenders providing such Incremental Facility, (VI) the final maturity date with respect to (x) any Incremental Term Loans that are not Term B Loans shall be no earlier than the 2022 Term A Loan Maturity Date at the time of the incurrence thereof and (y) any Incremental Term Loans that are Term B Loans shall be no earlier than the Latest Maturity Date applicable at the time of the incurrence thereof; provided, that the foregoing limitation shall not apply to (1) customary bridge loans with a maturity date not longer than one year which, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing which otherwise complies with this clause (VI), or (2) Indebtedness in an aggregate principal amount not to exceed the Inside Maturity Amount, (VII) the Weighted Average Life to Maturity of (x) any Incremental Term Facility that does not consist of Term B Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the 2022 Term A Loans at the time of incurrence thereof and (y) any Incremental Term Facility that consists of Term B Loans shall be no shorter than the remaining Weighted Average Life to Maturity of any outstanding Class of Term Loans at the time of incurrence thereof; provided, that the foregoing limitation shall not apply to (1) customary bridge loans with a maturity date of not longer than one year which, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing

60 which otherwise complies with this clause (VII), or (2) Indebtedness in an aggregate principal amount not to exceed the Inside Maturity Amount, (VIII) subject to clauses (VI) and (VII) above, any Incremental Term Facility may otherwise have an amortization schedule as determined by the Company and the lenders providing such Incremental Term Facility, (IX) (1) each Incremental Facility may, at the option of the Company, rank pari passu with or junior to the 2022 Term A Loans, the 2022 Revolving Loans and the Amendment No. 1 Incremental Term B Loans in each case in right of payment; (2) each Incremental Facility, at the option of the Company, may be unsecured or secured by Liens on the Collateral that rank pari passu with or junior to the Liens on the Collateral securing the 2022 Term A Loans, the 2022 Revolving Loans and the Amendment No. 1 Incremental Term B Loans; provided that, to the extent any Incremental Facility is secured by junior Liens on the Collateral, such Incremental Facility shall be documented in documentation other than the Credit Agreement and the other Basic Documents governing the 2022 Term A Loans, the 2022 Revolving Loans and the Amendment No. 1 Incremental Term B Loans and the lenders providing such Incremental Facility shall be subject to an intercreditor agreement on terms and conditions reasonably satisfactory to the Company and the Administrative Agent; and (3) no Incremental Facility may be (x) guaranteed by any Person which is not an Obligor or (y) secured by Liens on any assets other than the Collateral; (X) any Incremental Term Facility may provide for the ability to participate (1) on a pro rata basis or non-pro rata basis in any voluntary prepayment of Term Loans made pursuant to Section 3.02(a) and (2) on a pro rata or less than pro rata basis (but not on a greater than pro rata basis, other than in the case of prepayment with proceeds of Indebtedness refinancing such Incremental Term Loans) in any mandatory prepayment of Term Loans required pursuant to Section 3.02(b) or (c), (XI) subject in all cases to the Limited Conditionality Provisions, no Event of Default under Section 10.01(1), (6) or (7) shall exist immediately prior to or after giving effect to the effectiveness of such Incremental Facility, (XII) no Incremental Term Facility shall contain covenants or events of default that, taken as a whole, are materially more restrictive on the Parent and its Subsidiaries or are more favorable to the lenders in respect of such Incremental Term Facility prior to the Latest Maturity Date than the covenants applicable to Term Loans in the Basic Documents, unless the Administrative Agent shall so consent (it being understood that if any covenant or event of default is added for the benefit of any Incremental Term Facility, no consent shall be required from the Administrative Agent or any Lender to the extent that such covenant or event of default is also added for the benefit of any then-existing Term Facility), (XIII) except as otherwise required or permitted in Section 2.01(d)(i), all terms of any Incremental Term Facility shall be as agreed between the Company and the lenders providing such Incremental Term Facility,

61 (XIV) on the date of the making of any Incremental Term Loans that will be added to any Class of then existing Term Loans, and notwithstanding anything to the contrary in this Agreement, such Incremental Term Loans shall be added to (and constitute a part of, be of the same Type as and, at the election of the Company, have the same Interest Period as) each borrowing of outstanding Term Loans of such Class on a pro rata basis (based on the relative sizes of such borrowings), so that each Term Lender providing such Incremental Term Loans will participate proportionately in each then-outstanding Borrowing of Term Loans of such Class; it being acknowledged that the application of this clause may result in new Incremental Term Loans having Interest Periods (the duration of which may be less than one month) that begin during an Interest Period then applicable to outstanding Term Benchmark Loans of the relevant Class and which end on the last day of such Interest Period, and (XV) notwithstanding anything to the contrary in this Agreement, if any Borrower (or any Subsidiary Guarantor that becomes a Borrower) incurs Qualifying Incremental Term B Loans the effective yield of which is greater than the effective yield of the Amendment No. 1 Incremental Term B Loans (with effective yield to be determined by the Company (in consultation with the Administrative Agent) in good faith in a manner consistent with generally accepted financial practices, giving effect to margins, upfront or similar fees, and original issue discount, in each case, that are shared with all lenders or holders thereof and applicable interest rate floors (it being agreed that (x) to the extent that the benchmark applicable to the Amendment No. 1 Incremental Term B Loans or such Qualifying Incremental Term B Loans, as applicable, on the date that effective yield is being calculated for is less than the interest rate floor therefor, the amount of such difference shall be deemed added to the interest rate margin for the Amendment No. 1 Incremental Term B Loans or such Qualifying Incremental Term B Loans, as applicable, for the purpose of calculating the effective yield and (y) to the extent that the benchmark applicable to the Amendment No. 1 Incremental Term B Loans or such Qualifying Incremental Term B Loans, as applicable, on the date that the effective yield is being calculated is greater than the applicable interest rate floor therefor, then the interest rate floor therefor shall be disregarded in calculating the effective yield thereof)) by more than 50 basis points per annum, than the Applicable Margin applicable to the Amendment No. 1 Incremental Term B Loans will be increased to the extent necessary so that the effective yield of the Amendment No. 1 Incremental Term B Loans is equal to the effective yield for such Qualifying Incremental Term B Loans minus 50 basis points per annum. Each Amendment No. 1 Incremental Term B Lender hereby authorizes the Company and the Administrative Agent to enter into one or more amendments to the Amended Credit Agreement to effect any such increase to the Applicable Margin applicable to the Amendment No. 1 Incremental Term B Loans contemplated by the immediately preceding sentence, without the consent of any Amendment No. 1 Incremental Term B Lender or any other person. (ii) Incremental Commitments may be provided by any existing Lender or by any other bank, financial institution or other Person (such other bank, financial institution or other Person, an “Additional Lender”); provided that the Administrative Agent (and, in the case of any Incremental Revolving Facility, each Issuing Bank) shall have consented (such consent not to be unreasonably withheld, conditioned or delayed) to the relevant Additional Lender’s provision of Incremental Commitments if such consent would be required under Section 12.06(b) for an assignment of Loans to such Additional Lender.

62 (iii) Each Lender or Additional Lender providing a portion of any Incremental Commitment shall execute and deliver to the Administrative Agent and the Parent all such documentation (including the relevant Incremental Facility Amendment) as may be reasonably required by the Administrative Agent to evidence and effectuate such Incremental Commitment. On the effective date of such Incremental Commitment, each Additional Lender shall become a Lender for all purposes in connection with this Agreement. (iv) As a condition precedent to the effectiveness of any Incremental Facility or the making of any Incremental Loans, (1) upon its request, the Administrative Agent shall have received customary written opinions of counsel, as well as such reaffirmation agreements, supplements and/or amendments as it shall reasonably require, (2) the Administrative Agent shall have received from each Additional Lender an administrative questionnaire in the form provided to such Additional Lender by the Administrative Agent (the “Administrative Questionnaire”) and such other documents as it shall reasonably require from such Additional Lender and (3) the Administrative Agent and applicable Additional Lenders shall have received all fees required to be paid in respect of such Incremental Facility or Incremental Loans. (v) Upon the implementation of any Incremental Revolving Facility pursuant to this Section 2.01(d): (I) if such Incremental Revolving Facility establishes Revolving Commitments of the same Class as any then-existing Class of Revolving Commitments, (1) each Revolving Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each relevant lender under the Incremental Facility, and each such relevant lender will automatically and without further act be deemed to have assumed a portion of such Revolving Lender’s participations hereunder in outstanding Letters of Credit such that, after giving effect to each deemed assignment and assumption of participations, all of the Revolving Lenders of such Class hold participations hereunder in Letters of Credit shall be held on a pro rata basis on the basis of their respective Revolving Commitments (after giving effect to any increase in the Revolving Commitment pursuant to this Section 2.01(d)) and (ii) the existing Revolving Lenders of the applicable Class shall assign Revolving Loans to certain other Revolving Lenders of such Class (including the Revolving Lenders providing the relevant Incremental Revolving Facility), and such other Revolving Lenders (including the Revolving Lenders providing the relevant Incremental Revolving Facility) shall purchase such Revolving Loans, in each case to the extent necessary so that all of the Revolving Lenders of such Class participate in each outstanding borrowing of Revolving Loans pro rata on the basis of their respective Revolving Commitments of such Class (after giving effect to any increase in the Revolving Commitment pursuant to this Section 2.01(d)); it being understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to this clause (I); and (II) if such Incremental Revolving Facility establishes Revolving Commitments of a new Class, (1) the borrowing and repayment (except for (x) payments of interest and fees at different rates on any Revolving Facility, (y) repayments required upon the Maturity Date of any Revolving Facility and (z) repayments made in connection with any permanent repayment and

63 termination of any Revolving Commitments (subject to clause (3) below)) of Incremental Revolving Loans after the effective date of such Incremental Revolving Facility Commitments shall be made on a pro rata basis with any then-existing Revolving Facility, (2) all letters of credit made or issued, as applicable, under such Incremental Revolving Facility shall be participated on a pro rata basis by all Revolving Lenders and (3) any permanent repayment of Revolving Loans with respect to, and reduction or termination of Revolving Commitments under, any Incremental Revolving Facility after the effective date of any Incremental Revolving Facility shall be made on a pro rata basis or less than pro rata basis with all other Revolving Facilities, except that the applicable Borrowers shall be permitted to permanently repay Revolving Loans and terminate Revolving Commitments of any Revolving Facility on a greater than pro rata basis (I) as compared to any other Revolving Facilities with a later Maturity Date than such Revolving Facility or (II) to the extent refinanced or replaced in accordance with Section 2.13 of this Agreement. (vi) The Lenders hereby irrevocably authorize the Administrative Agent to enter into any Incremental Facility Amendment and/or any amendment to any other Basic Document with the Parent, the Company and/or the applicable Borrowers as may be necessary in order to establish new or any increase in any Classes or sub-Classes in respect of Loans or commitments pursuant to this Section 2.01(d) (including, for instance, to increase the amortization of any existing Class of Term Loans (or to provide for any existing Class of Term Loans to have (or to again have) amortization) in order to have such existing Class of Term Loans be “fungible” with any Incremental Term Facility that is to be added to such Loans) and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Company in connection with the establishment or increase, as applicable, of such Classes or sub- Classes, in each case on terms consistent with this Section 2.01(d). This Section 2.01(d) shall supersede any provision in Section 12.05 to the contrary (e) Amendment No. 1 Incremental Term B Loans. Subject to the terms and conditions set forth in Amendment No. 1, each Amendment No. 1 Incremental Term B Lender party to the Amendment No. 1 made Amendment No. 1 Incremental Term B Loans to the Company in a single drawing in Dollars on the Amendment No. 1 Effective Date. Subject to the terms and conditions set forth in Amendment No. 3, each Amendment No. 1 Incremental Term B Lender party to Amendment No. 3 made Amendment No. 1 Incremental Term B Loans to the Company in a single drawing in Dollars on the Amendment No. 3 Effective Date. Subject to the terms and conditions set forth in Amendment No. 4, each Amendment No. 1 Incremental Term B Lender party to Amendment No. 4 made Amendment No. 1 Incremental Term B Loans to the Company in a single drawing in Dollars on the Amendment No. 4 Effective Date. Amendment No. 1 Incremental Term B Loans that are repaid or prepaid may not be re-borrowed. 2.02. Reductions of Commitments. (a) Mandatory. The 2022 Revolving Commitments shall terminate on the 2022 Revolving Loan Maturity Date. The 2022 Term A Commitments shall automatically terminate on the A&R Closing Date (after the making of the 2022 Term A Loans on such date). The Amendment No. 1 Incremental Term B Commitments shall automatically terminate on the Amendment No. 1 Effective Date (after the making of the Amendment No. 1 Incremental Term B Loans on such date).

64 (b) Optional. The Company shall have the right to terminate or reduce any unused Commitments at any time or from time to time, provided that (i) the Company shall give notice of each such termination or reduction to the Administrative Agent as provided in Section 5.05 hereof and (ii) each partial reduction of the Commitments of any Class shall be in an aggregate amount at least equal to $1,000,000. (c) No Reinstatement. Once terminated or reduced pursuant to this Section 2.02, Commitments may not be reinstated. 2.03. Fees. (a) Commitment Fees. The Company shall pay to the Administrative Agent for the account of each 2022 Revolving Lender commitment fees in Dollars on the daily average unused amount of such Lender’s 2022 Revolving Commitment, as the case may be for the period from (and including) the A&R Closing Date to (but excluding) the earlier of the date the Revolving Commitments are terminated and the Commitment Termination Date, at a rate per annum equal to the Applicable Commitment Fee Rate in effect from time to time. Accrued commitment fees under this Section 2.03 shall be payable on the Quarterly Dates and on the earlier of the date the 2022 Revolving Commitments are terminated and the 2022 Revolving Loan Maturity Date. (b) Agency Fee. The Company shall pay to the Administrative Agent agency fees in the amounts and at the times agreed between the Company and the Administrative Agent in writing. 2.04. Lending Offices. The Loans of each Type made by each Lender shall be made and maintained at such Lender’s Applicable Lending Office for Loans of such Type. 2.05. Several Obligations: Remedies Independent. The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, but neither the Administrative Agent nor any Lender shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender. 2.06. Notes. Each applicable Borrower, upon receipt of written notice from the relevant Lender, agrees to issue a Note to any Lender (each, a “Note”) in substantially the form of Exhibit A-1 (in the case of Revolving Loans) or Exhibit A-2 (in the case of Term Loans) hereto, payable to such Lender, evidencing the Indebtedness hereunder owed to such Lender. Each Lender is hereby authorized by the Borrowers to endorse on the schedule (or a continuation thereof) attached to each Note of such Lender, to the extent applicable, the date, amount and Type of and the Interest Period (if any) for each Loan made by such Lender to any applicable Borrower hereunder, and the date and amount of each payment or prepayment of principal of such Loan received by such Lender, provided that any failure by such Lender to make any such endorsement shall not affect the obligations of the Company under such Note or hereunder in respect of such Loan. 2.07. Use of Proceeds. The proceeds of the Loans shall be used for the general corporate purposes of the Parent, the Company and their Subsidiaries, including, without limitation, the making of Permitted Acquisitions and capital expenditures and the refinancing of Indebtedness

65 of the Parent and its Subsidiaries. Neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any of the proceeds of any of the Loans or Letters of Credit. 2.08. Letters of Credit. Subject to the terms and conditions of this Agreement, each Issuing Bank severally agrees to issue standby letters of credit (“Letters of Credit”) in Dollars or any Alternate Currency, for the account of the Parent or for the account (jointly and severally with the Parent) of such of its Subsidiaries as the Company may specify, provided that in no event shall (i) the aggregate amount of all Letter of Credit Liabilities, together with the aggregate outstanding principal amount of the Revolving Loans, exceed the aggregate amount of the Revolving Commitments, as the case may be, as in effect from time to time, (ii) the aggregate amount of all Letter of Credit Liabilities in respect of Letters of Credit issued by an Issuing Bank and its Affiliates exceed such Issuing Bank’s Issuing Bank Sublimit at any time, (iii) the aggregate amount of all Letter of Credit Liabilities exceed the Letter of Credit Sublimit at any time or (iv) the expiration date of any Letter of Credit extend beyond the earlier of the Latest Maturity Date applicable to Revolving Loans and the date one year following the issuance of such Letter of Credit (provided that (A) any Letter of Credit with a one-year tenor may provide for the renewal thereof for additional one-year periods, which periods shall, subject to the following clause (B), not extend beyond the Maturity Date applicable to Revolving Loans of the applicable Class and (B) the expiration date of any Letter of Credit may expire after the Maturity Date applicable to Revolving Loans of the applicable Class so long as the Obligors have complied with the requirements of clause (13) of this Section 2.08). On the A&R Closing Date, all Existing Letters of Credit shall automatically, without any action on the part of any Person, be deemed to be Letters of Credit issued and outstanding hereunder. The following additional provisions shall apply to Letters of Credit: (1) The Company shall give the Administrative Agent at least three Business Days’ irrevocable prior notice (effective upon receipt) specifying the Business Day (which shall be no later than five days preceding the Maturity Date applicable to Revolving Commitments of the applicable Class) on which each Letter of Credit is to be issued, modified or supplemented and the account party or parties therefor and describing in reasonable detail the proposed terms of such Letter of Credit (including the beneficiary thereof), or modification or supplement thereto, and the nature of the transactions or obligations proposed to be supported thereby. Upon receipt of any such notice, the Administrative Agent shall advise the applicable Issuing Bank of the contents thereof. Each Issuing Bank shall notify the Administrative Agent of the issuance, modification or supplementation of any Letter of Credit and of any termination or expiry thereof. (2) On each day during the period commencing with the issuance by any Issuing Bank of any Letter of Credit and until such Letter of Credit shall have expired or been terminated, the Revolving Commitment of each Revolving Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to such Lender’s Applicable Percentage, as the case may be, of the then undrawn stated amount of such Letter of Credit. Each Lender (other than the Issuing Bank) agrees that, upon the issuance of any Letter of Credit hereunder, it shall automatically acquire a participation in the Issuing Bank’s rights and obligations under such Letter of Credit in an amount equal to such Lender’s Applicable Percentage of such rights and obligations, and each Lender thereby shall automatically, absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be unconditionally obligated to the

66 Issuing Bank to pay and discharge when due, its Applicable Percentage of the Issuing Bank’s obligation to pay drawings under such Letter of Credit. (3) Upon receipt from the beneficiary of any Letter of Credit of any demand for payment under such Letter of Credit that any Issuing Bank determines to be in compliance with the terms of such Letter of Credit, such Issuing Bank shall promptly, upon determination of the date on which payment is to be made, notify the Company (through the Administrative Agent) of the amount to be paid by such Issuing Bank as a result of such demand and the date on which payment is to be made by such Issuing Bank to such beneficiary in respect of such demand. Notwithstanding the identity of the account party of any Letter of Credit, each of the Parent and the Company (and each other account party) hereby unconditionally agrees to pay and reimburse the Administrative Agent, for the account of such Issuing Bank, in Dollars or the applicable Alternate Currency in immediately available funds for the amount of each demand for payment under such Letter of Credit at or prior to the date on which payment is to be made by such Issuing Bank to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind. The Parent’s and the Company’s (and each other account party’s) obligations under this paragraph (3) shall be absolute, unconditional and irrevocable under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Parent or the Company may have or have had against such Issuing Bank, any beneficiary of a Letter of Credit or any other Person. The Parent and the Company (and each other account party) also agree with each Issuing Bank that no Issuing Bank shall be responsible for, and the Reimbursement Obligations of the Parent and the Company (and each other account party) under this paragraph (3) shall not be affected by, among other things, (a) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (b) any draft or other documents presented under a Letter of Credit proving to be invalid, fraudulent or forged, in any respect or any statement therein being untrue or inaccurate in any respect, (c) any dispute between or among the Obligors and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of any Obligor against any beneficiary of such Letter of Credit or any such transferee, (d) payments by any Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (e) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of, or provide a right of setoff against, the obligations of the Parent and the Company (and each other account party) hereunder. No Issuing Bank shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or message or advice, however transmitted, in connection with any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of such Issuing Bank; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to the Parent or the Company to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Parent and the Company (and each other account party) to the extent permitted by applicable law) suffered by the Parent or the Company (or other account party) that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in

67 the absence of gross negligence or willful misconduct, on the part of any Issuing Bank (as finally determined by a court of competent jurisdiction), each Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, each Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (4) Forthwith upon its receipt of a notice referred to in paragraph (3) of this Section 2.08, the Company shall advise the Administrative Agent whether or not the Company intends to borrow hereunder to finance its obligation to reimburse any Issuing Bank for the amount of the related demand for payment and, if it does, submit a notice of such borrowing as provided in Section 5.05 hereof. (5) Each Lender shall pay to the Administrative Agent for account of the Issuing Bank at an account in New York, New York specified by the Administrative Agent in Dollars or the applicable Alternate Currency in immediately available funds the amount of such Lender’s Applicable Percentage of any payment under a Letter of Credit, upon notice by any applicable Issuing Bank (through the Administrative Agent) to such Lender requesting such payment and specifying such amount. Each such Lender’s obligation to make such payment to the Administrative Agent for account of any Issuing Bank under this paragraph (5), and each Issuing Bank’s right to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the failure of any other Lender to make its payment under this paragraph (5), the financial condition of the Parent or the Company (or any other account party), any failure to satisfy any condition precedent to any Loan, the existence of any Default or the termination of the Commitments. Each such payment to or for the account of each Issuing Bank shall be made without any offset, abatement, withholding or reduction whatsoever. If any Lender shall default in its obligation to make any such payment to the Administrative Agent for account of any Issuing Bank, for so long as such default shall continue, the Administrative Agent may, at the request of such Issuing Bank withhold from any payments received by the Administrative Agent under this Agreement for account of such Lender the amount so in default and, to the extent so withheld, pay the same to such Issuing Bank in satisfaction of such defaulted obligation. (6) Upon the issuance of any Letter of Credit hereunder, each Lender shall, automatically and without any further action on the part of the Administrative Agent, any Issuing Bank or such Lender, acquire (i) a participation in an amount equal to the payment by such Lender to the Issuing Bank pursuant to paragraph (5) above in the Reimbursement Obligation owing to the Issuing Bank hereunder and under the Letter of Credit Documents relating to such Letter of Credit and (ii) a participation in a percentage equal to such Lender’s Applicable Percentage of any interest or other amounts payable by the Company hereunder and under such Letter of Credit Documents in respect of such Reimbursement Obligation (other than the commissions, charges, costs and expenses payable to the applicable Issuing Bank pursuant to paragraph (7) of this Section 2.08). Upon receipt by any Issuing Bank from or for account of the Company or the Parent of any payment in respect of any Reimbursement Obligation or any such interest or other amount

68 (including by way of setoff or application of proceeds of any collateral security) such Issuing Bank shall promptly notify the Administrative Agent of such receipt and pay to the Administrative Agent for the account of each Lender entitled thereto such Lender’s Applicable Percentage of such payment, each such payment by such Issuing Bank to be made in the same money and funds in which received by such Issuing Bank. In the event any payment received by any Issuing Bank and so paid to the Lenders hereunder is rescinded or must otherwise be returned by such Issuing Bank, each Lender shall, upon the request of such Issuing Bank (through the Administrative Agent), repay to such Issuing Bank (through the Administrative Agent) the amount of such payment paid to such Lender, with interest at the rate specified in paragraph (10) of this Section 2.08. (7) The Company shall pay to the Administrative Agent, for account of the Lenders (ratably in accordance with their respective Applicable Percentages) a letter of credit fee in Dollars in respect of each Letter of Credit which shall accrue at a rate per annum equal to the Applicable L/C Percentage on the daily average undrawn stated amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit (i) in the case of a Letter of Credit that expires in accordance with its terms, to but excluding such expiration date and (ii) in the case of a Letter of Credit that is drawn in full or is otherwise terminated other than on the stated expiration date of such Letter of Credit, to but excluding the date such Letter of Credit is drawn in full or is terminated (such fee to be non-refundable, to be paid in arrears on each Quarterly Date and on the Maturity Date applicable to any Class of Revolving Loans and on the date of expiry or termination or full utilization of such Letter of Credit and to be calculated for any day after giving effect to any payments made under such Letter of Credit on such day). In addition, the Company shall pay to each Issuing Bank a fronting fee in Dollars in respect of each Letter of Credit issued by such Issuing Bank which shall accrue at a rate equal to the rate agreed by such Issuing Bank and the Company (but in any event not to exceed 0.125% per annum) of the daily average undrawn stated amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit (i) in the case of a Letter of Credit that expires in accordance with its terms, to but excluding such expiration date and (ii) in the case of a Letter of Credit that is drawn in full or is otherwise terminated other than on the stated expiration date of such Letter of Credit, to but excluding the date such Letter of Credit is drawn in full or is terminated (such fee to be non-refundable, to be paid in arrears on each Quarterly Date and on the Maturity Date applicable to any Class of Revolving Loans and to be calculated for any day after giving effect to any payments made under such Letter of Credit on such day) plus all commissions, charges, costs and expenses in the amounts customarily charged by such Issuing Bank from time to time in like circumstances with respect to the issuance of each Letter of Credit and drawings and other transactions relating thereto. The Company may designate Lenders as Issuing Banks on the basis of competitive quotes of such fronting fees. (8) Promptly following the end of each calendar month, the Administrative Agent shall deliver to each Lender and the Company a notice describing the aggregate amount of all Letters of Credit outstanding at the end of such month (based on information previously received from the Issuing Banks). Upon the request of any Lender from time to time, the Administrative Agent shall deliver any other information reasonably requested by such Lender with respect to each Letter of Credit then outstanding. (9) The issuance by any Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Section 7 hereof, be subject to the conditions precedent that

69 (i) such Letter of Credit shall be in such form, contain such terms and support such transactions as shall be satisfactory to the applicable Issuing Bank consistent with its then current practices and procedures broadly applied to all similarly situated borrowers with respect to letters of credit of the same type, (ii) subject to Section 1.05, such Letter of Credit shall be denominated in Dollars or an Alternate Currency and (iii) the Company or the Parent shall have executed and delivered such applications, agreements and other instruments relating to such Letter of Credit as the applicable Issuing Bank shall have reasonably requested consistent with its then current practices and procedures with respect to letters of credit of the same type, provided that in the event of any conflict between any such application, agreement or other instrument and the provisions of this Agreement or any Security Document, the provisions of this Agreement and the Security Documents shall control. (10) To the extent that any Lender shall fail to pay any amount required to be paid pursuant to paragraph (5) or (6) of this Section 2.08 on the due date therefor, such Lender shall pay interest to the applicable Issuing Bank (through the Administrative Agent) on such amount from and including such due date to but excluding the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate or, in the case of any amount payable in a currency other than Dollars, the rate determined by the Administrative Agent in its discretion as the appropriate rate for interbank settlements, provided that if such Lender shall fail to make such payment to any Issuing Bank within three Business Days of such due date, then, retroactively to the due date, such Lender shall be obligated to pay interest on such amount at the rate then payable by the Company on such amount. (11) The issuance by any Issuing Bank of any modification or supplement to any Letter of Credit hereunder shall be subject to the same conditions as are applicable under this Section 2.08 to the issuance of new Letters of Credit, and no such modification or supplement shall be issued hereunder unless either (i) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such modified or supplemented form or (ii) each Lender shall have consented thereto. (12) The Company and each other Borrower hereby agrees to indemnify and hold harmless each Lender, each Issuing Bank and the Administrative Agent from and against any and all claims and damages, losses, liabilities, costs or expenses (including the reasonable fees, charges and disbursements of counsel) that such Lender, such Issuing Bank or the Administrative Agent may incur (or that may be claimed against such Lender, such Issuing Bank or the Administrative Agent by any Person whatsoever) by reason of or in connection with (i) the execution and delivery or transfer of or payment or refusal to pay by any Issuing Bank under any Letter of Credit, the performance by the parties hereto of their respective obligations hereunder or thereunder, the issuance of or drawing under the Letters of Credit or the consummation of any other transactions contemplated hereby, (ii) any Letter of Credit or the use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not such claim, litigation, investigation or proceeding is brought by any Obligor or its equity holders, Affiliates, creditors or any other Person and whether based on contract, tort or any other theory and regardless of whether any indemnitee is a party thereto; provided that such indemnity shall not be available to the extent

70 that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of any indemnified party (or its Affiliates), (y) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from a material breach of this Agreement or any of the Basic Documents by any indemnified party (or its Affiliates) or (z) arise in connection with or from any proceeding that does not involve an act or omission by the Parent or the Company or any of their Affiliates and that is brought by an indemnified person against any other indemnified person (other than in its capacity as a Lender, an Issuing Bank, the Administrative Agent, a Lead Arranger or other agent hereunder). (13) If any Letter of Credit Liabilities remain outstanding after the Maturity Date applicable to Revolving Loans of the applicable Class, the applicable Borrowers shall immediately deposit into the Collateral Account an amount in cash equal to 103% of the amount of the Letter of Credit Liabilities as of such date plus any accrued and unpaid interest thereon. If any Letter or Credit has an expiration date after the Maturity Date applicable to Revolving Loans of the applicable Class, on or prior to the date that is one year prior to such Maturity Date, the applicable Borrowers shall deposit into and maintain in the Collateral Account an amount in cash equal to 103% of the amount of the Letter of Credit Liabilities. 2.09. [Reserved]. 2.10. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) fees shall cease to accrue on the unfunded portion of the Revolving Commitment of such Defaulting Lender pursuant to Section 2.03; (b) subject to the second proviso to Section 12.05, the Revolving Commitments of such Defaulting Lender shall not be included in determining whether all Lenders, the Majority Lenders or the Majority Revolving Lenders, as applicable, have taken or may take any action under this Agreement (including any consent to any amendment or waiver pursuant to Section 12.05), provided that in the case of an amendment, waiver or other modification requiring the consent of all Lenders or each Lender affected thereby which affects such Defaulting Lender disproportionately and adversely relative to other affected Lenders shall require the consent of such Defaulting Lender; (c) if any Letter of Credit Liability under any of the Revolving Commitments exists at the time a Revolving Lender becomes a Defaulting Lender then: (i) such Defaulting Lender’s pro rata portion of Letter of Credit Liability based on such Lender’s share of the relevant Revolving Commitments (“L/C Exposure”) shall be reallocated among the non-Defaulting Revolving Lenders in accordance with their respective shares thereof but only to the extent (x) the sum of all non-Defaulting Revolving Lenders’ Revolving Loans under such Revolving Commitments and their Letter of Credit Liabilities thereunder plus such Defaulting Lender’s L/C Exposure under such Revolving Commitments does not exceed the total of all non-Defaulting Revolving Lenders’

71 Revolving Commitments under such Revolving Commitments and (y) the conditions set forth in Section 7.03 are satisfied at such time; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the relevant Borrower shall within one Business Day following notice by the Administrative Agent cash collateralize for the benefit of each Issuing Bank such Borrower’s obligations corresponding to any such Defaulting Lender’s remaining L/C Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 10.01 for so long as such L/C Exposure is outstanding; (iii) if the Borrowers cash collateralize any portion of such Defaulting Lender’s L/C Exposure pursuant to Section 2.10(c)(ii), no Borrower shall be required to pay any fees to such Defaulting Lender pursuant to Section 2.08(7) with respect to such L/C Exposure during the period such Defaulting Lender’s L/C Exposure is cash collateralized; (iv) if the L/C Exposure of the non-Defaulting Lenders is reallocated pursuant to Section 2.10(c)(i), then the fees payable to the Lenders pursuant to Sections 2.03 and 2.08(7) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages (after giving effect to such adjustment); or (v) if all or any portion of such Defaulting Lender’s L/C Exposure is neither cash collateralized nor reallocated pursuant to Section 2.10(c)(i) or (ii), then, without prejudice to any rights or remedies of any Issuing Bank or any other Lender under this Agreement, all letter of credit fees payable under Section 2.08(7) with respect to such Defaulting Lender’s L/C Exposure shall be payable to such Issuing Bank until and to the extent that such L/C Exposure is cash collateralized and/or reallocated; (d) so long as any Revolving Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Revolving Lender’s then outstanding L/C Exposure will be 100% covered by the Revolving Commitments of the relevant non-Defaulting Revolving Lenders and/or cash collateral will be provided by the relevant Borrower in accordance with Section 2.10(c), and participating interests in any such newly issued or increased Letter of Credit shall be allocated among such non-Defaulting Revolving Lenders in a manner consistent with Section 2.10(c)(i) (and such Defaulting Lender shall not participate therein); and (e) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 10.01 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 12.19 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank hereunder; third, to cash collateralize the Issuing Banks’ fronting exposure with respect to such Defaulting Lender in accordance with Section 2.10(c)(ii); fourth, as the Company may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting

72 Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Company, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize the Issuing Banks’ future fronting exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement in accordance with Section 2.10(c)(ii); sixth, to the payment of any amounts owing to the Lenders or the Issuing Banks as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the Issuing Banks against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by any Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or Reimbursement Obligations in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 7.03 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and Reimbursement Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Reimbursement Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations are held by the Lenders pro rata in accordance with the Commitments under the applicable Facility without giving effect to Section 2.10(c)(i). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.10(e) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. In the event that the Administrative Agent, the Company and each Issuing Bank agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the L/C Exposure of the Revolving Lenders under the relevant Revolving Commitments shall be readjusted to reflect the inclusion of such Lender’s relevant Revolving Commitment and on such date such Lender shall purchase at par such of the Revolving Loans of such other Revolving Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its share of the relevant Revolving Commitments. (f) If any Lender becomes a Defaulting Lender, then the Company shall have the right, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, to require such Lender to assign and delegate, without recourse, all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent (and if a Revolving Commitment is being assigned, the Issuing Bank) which consent shall not be unreasonably withheld, to the extent such consent would have been required pursuant to Section 12.06(b) and (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Letters of Credit, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and

73 fees) or the Borrowers (in the case of all other amounts). A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply. 2.11. Term Loan Purchases. So long as no Default or Event of Default has occurred and is continuing, the Company may from time to time purchase, in accordance with this Section 2.11, Term Loans of any Class from one or more Lenders on a non-pro rata basis pursuant to a Dutch auction or other process satisfactory to the Administrative Agent open to all applicable Lenders of such Class, on terms to be agreed between the Company and the Lenders participating in such Dutch auction; provided that (i) the Company may not use the proceeds of the Revolving Loans to fund such purchase, (ii) in connection with any such purchase the Parent either (x) makes a customary representation that there is no undisclosed material non-public information (within the meaning of United States federal securities laws) with respect to the Parent and its Subsidiaries and the Loans or (y) that it cannot make the representation set forth in the foregoing clause (x), (iii) the procedures with respect to any such Dutch auction shall be approved by the Administrative Agent and (iv) any principal and accrued interest and unpaid interest on the Term Loans purchased by the Company (or its Affiliates) shall be cancelled and such Term Loans shall no longer be outstanding for all purposes of this Agreement and the other Basic Documents. 2.12. Extension Offers. (a) Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Company to all Lenders of Term Loans of any Class or Revolving Lenders of any Class on a pro rata basis and on the same terms, the Company may from time to time extend the maturity date of the relevant Term Loans or the relevant Revolving Commitments, as the case may be, and otherwise modify the terms of the relevant Term Loans or the relevant Revolving Commitments pursuant to the terms of the relevant Extension Offer (including, without limitation, by increasing the interest rate or fees payable in respect of the Term Loans or the relevant Revolving Commitments (and related Revolving Loans) and/or modifying the amortization schedule in respect of such Lender’s Term Loans) (each, an “Extension”, and each group of relevant Term Loans or relevant Revolving Commitments, as the case may be, as so extended, as well as the original relevant Term Loans or relevant Revolving Commitments (in each case, not so extended), each being a “tranche”; any Extension Term Loans shall constitute a separate tranche of Term Loans from the tranche of Term Loans from which they were converted and any Extension Revolving Commitments shall constitute a separate tranche of Revolving Commitments from the tranche of relevant Revolving Commitments from which they were converted), so long as the following terms are satisfied: (i) the conditions set forth in Section 7.03 shall be satisfied on and as of the date of such extension, (ii) in respect of Term Loans, except as to interest rates, fees, amortization, final maturity date, premium, required prepayment dates and participation in prepayments (which shall, subject to immediately succeeding clauses (iii), (iv) and (v), be determined by the Company and set forth in the relevant Extension Offer), the Term Loans of any Lender extended pursuant to any Extension (“Extension Term Loans”) shall have the same terms as the tranche of Term Loans subject to such Extension Offer, (iii) the final maturity date of any Extension Term Loans (x) that do not constitute Term B Loans shall be no earlier than the applicable Latest Maturity Date applicable to each then- outstanding Class of Term Loans that do not constitute Term B Loans and (y) that constitute Term

74 B Loans shall be no earlier than the Latest Maturity Date, (iv) the Weighted Average Life to Maturity of any Extension Term Loans (x) that do not constitute Term B Loans shall be no shorter than the remaining Weighted Average Life to Maturity of each then-outstanding Class of Term Loans that are not Term B Loans and (y) that constitute Term B Loans shall be no shorter than the remaining Weighted Average Life to Maturity of each then-outstanding Class of Term Loans, (v) any Extension Term Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or prepayments hereunder, in each case as specified in the respective Extension Offer, (vi) if the aggregate principal amount of Term Loans or Revolving Commitments, as applicable (calculated on the face amount thereof), in respect of which Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Term Loans of the relevant Class or Revolving Commitments of the relevant Class, as the case may be, offered to be extended by the Company pursuant to such Extension Offer, then the relevant Term Loans or the relevant Revolving Commitments, as applicable, of such Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders have accepted such Extension Offer, (vii) all documentation in respect of such Extension shall be consistent with the foregoing, (viii) any applicable Minimum Extension Condition shall be satisfied unless waived by the Company, and (ix) any tranche which is an Extension of Revolving Commitments shall have the same terms (other than interest rate and fees and an extended maturity date) as the tranche of Revolving Commitments subject to such Extension Offer unless otherwise agreed by the Administrative Agent. The relevant Revolving Commitments of any Revolving Lender extended pursuant to any Extension (“Extension Revolving Commitments”) shall expire no earlier than the termination date of the tranche of relevant Revolving Commitments subject to such Extension Offer; provided that to the extent more than one Revolving Facility exists after giving effect to any such Extension Revolving Commitments, (1) the borrowing and repayment (except for (i) payments of interest and fees at different rates on any Revolving Facility (and related outstandings), (ii) repayments required upon the Maturity Date of any Revolving Facility and (iii) repayments made in connection with any permanent repayment and termination of any Revolving Commitments (subject to clause (3) below)) of Revolving Loans thereunder after the effective date of such Extension Revolving Commitments shall be made on a pro rata basis with all other Revolving Facilities, (2) all Letters of Credit made or issued, as applicable, under any Extension Revolving Commitments shall be participated on a pro rata basis by all Revolving Lenders of the applicable Class and (3) any permanent repayment of Revolving Loans with respect to Extension Revolving Commitments, and reduction or termination of Extension Revolving Commitments, after the effective date of such Extension Revolving Commitments shall be made on a pro rata basis or less than pro rata basis with all other Revolving Facilities, except that the applicable Borrowers shall be permitted to permanently repay Revolving Loans and terminate Revolving Commitments of any Revolving Facility on a greater than pro rata basis (I) as compared to any other Revolving Facilities with a later Maturity Date than such Revolving Facility or (II) to the extent refinanced or replaced with Refinancing Revolving Commitments. For the avoidance of doubt, no Lender shall be required to participate in any Extension. (b) With respect to all Extensions consummated pursuant to this Section 2.12, (i) such Extensions shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 3.02 and (ii) no Extension Offer is required to be in any minimum amount or any minimum increment; provided that the Company may at its election specify as a condition (a “Minimum

75 Extension Condition”) to consummating any such Extension that a minimum amount (to be determined and specified in the relevant Extension Offer in the Company’s reasonable judgment and which may be waived by the Company) of Term Loans or Revolving Commitments tendered. The Administrative Agent and the Lenders hereby consent to the Extensions and the other transactions contemplated by this Section 2.12 (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extension Term Loans on such terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Agreement or any other Basic Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section 2.12. (c) The Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Basic Documents with the Obligors as may be necessary in order to establish new Classes, tranches or sub-tranches in respect of Term Loans or Revolving Commitments so extended and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Company in connection with the establishment of such new Classes, tranches or sub-tranches, in each case on terms consistent with this Section 2.12. (d) In connection with any Extension, the Company shall provide the Administrative Agent at least five Business Days’ (or such shorter notice as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.12. After such notice of an Extension is given to the Administrative Agent, should any existing Lenders choose not to participate in the Extension the Borrowers will have the right to add an additional Lender party thereto to replace the Loans and/or Commitments of such existing Lenders, subject to receipt of consents of the type required by Section 12.06(b). 2.13. Refinancing Facilities. (a) The Company may, on one or more occasions, by written notice to the Administrative Agent, request the establishment hereunder of (i) a new Class of revolving commitments (the “Refinancing Revolving Commitments”) pursuant to which each Person providing such a commitment (a “Refinancing Revolving Lender”) will make revolving loans to the Borrowers (“Refinancing Revolving Loans”) and acquire participations in the Letters of Credit and (ii) one or more additional Classes of term loan commitments (the “Refinancing Term Loan Commitments”) pursuant to which each Person providing such a commitment (a “Refinancing Term Lender”) will make term loans to the Company (the “Refinancing Term Loans”); provided that (A) each Refinancing Revolving Lender and each Refinancing Term Lender shall be a Person eligible to receive assignments pursuant to Section 12.06(b) and, if not already a Lender, shall otherwise be reasonably acceptable to the Administrative Agent and (B) to the extent as would be required to effect an assignment of Revolving Loans to such person pursuant to Section 12.06(b), each Refinancing Revolving Lender shall be approved by each Issuing Bank (such approvals not to be unreasonably withheld). (b) The Refinancing Commitments shall be effected pursuant to one or more Refinancing Facility Agreements executed and delivered by the applicable Borrowers, each

76 Refinancing Lender providing such Refinancing Commitments, the Administrative Agent and, in the case of Refinancing Revolving Commitments, each Issuing Bank; provided that no Refinancing Commitments shall become effective unless (i) no Event of Default shall have occurred and be continuing on the date of effectiveness thereof, (ii) on the date of effectiveness thereof, the representations and warranties of each of the Parent and the Company set forth in the Basic Documents shall be true and correct (A) in the case of the representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects, in each case on and as of such date, except in the case of any such representation and warranty that specifically relates to an earlier date, in which case such representation and warranty shall be so true and correct in all material respects (or if such representation and warranty is qualified as to materiality, in all respects) on and as of such earlier date, (iii) the Company shall have delivered to the Administrative Agent such legal opinions, board resolutions, secretary’s certificates, officer’s certificates and other documents as shall reasonably be requested by the Administrative Agent in connection with any such transaction, (iv) in the case of any Refinancing Revolving Commitments, substantially concurrently with the effectiveness thereof, Revolving Commitments then in effect in an amount equal to the Refinancing Revolving Commitments shall be terminated, and all the Revolving Loans then outstanding under such Revolving Commitments, together with all interest thereon, and all other amounts accrued for the benefit of the Revolving Lenders, shall be repaid or paid (it being understood, however, that any Letters of Credit may continue to be outstanding hereunder), and the aggregate amount of such Refinancing Revolving Commitments shall not exceed the aggregate amount of the Revolving Commitments so terminated, and (v) in the case of any Refinancing Term Loan Commitments, substantially concurrently with the effectiveness thereof, the Company shall obtain Refinancing Term Loans thereunder and shall repay or prepay then outstanding Term Loans of one or more Classes in an aggregate principal amount equal to the aggregate amount of such Refinancing Term Loan Commitments (less the aggregate amount of accrued and unpaid interest with respect to such outstanding Term Loans and any reasonable fees, premium and expenses relating to such refinancing). The Company shall determine the amount of such prepayments allocated to each Class of outstanding Term Loans, and any such prepayment of Term Loans of any Class shall be applied to reduce the subsequent scheduled repayments of Term Loans of such Class to be made pursuant to Sections 4.01(b), 4.01(c), 4.01(d) and 4.01(e) as directed by the Company. (c) The Refinancing Facility Agreement shall set forth, with respect to the Refinancing Commitments established thereby and the Refinancing Loans and other extensions of credit to be made thereunder, to the extent applicable, the following terms thereof: (i) the designation of such Refinancing Commitments and Refinancing Loans as a new “Class” for all purposes hereof (provided that with the consent of the Administrative Agent, any Refinancing Commitments and Refinancing Loans may be treated as a single “Class” with any then-outstanding existing Commitments or Loans), (ii) the stated termination and maturity dates applicable to the Refinancing Commitments or Refinancing Loans of such Class, provided that (A) such stated termination and maturity dates shall not be earlier than that of the Class of Loans so refinanced and (B) any Refinancing Term Loans shall not have a weighted average life to maturity shorter than the Class of Term Loans so refinanced, (iii) in the case of any Refinancing Term Loans, any amortization applicable thereto and the effect thereon of any prepayment of such Refinancing Term Loans, (iv) the interest rate or rates applicable to the Refinancing Loans of such Class, (v) the fees applicable to the Refinancing Commitments or Refinancing Loans of such Class, (vi) in the case of any Refinancing Term Loans, any original issue discount applicable thereto, (vii) the

77 initial Interest Period or Interest Periods applicable to Refinancing Loans of each Type, (viii) any voluntary or mandatory commitment reduction or prepayment requirements applicable to Refinancing Commitments or Refinancing Loans of such Class (which prepayment requirements, in the case of any Refinancing Term Loans, may provide that such Refinancing Term Loans may participate in any mandatory prepayment on a pro rata basis with any Class of existing Term Loans, but may not provide for prepayment requirements that are more favorable to the Lenders holding such Refinancing Term Loans than to the Lenders holding any existing Class of Term Loans) and any restrictions on the voluntary or mandatory reductions or prepayments of Refinancing Commitments or Refinancing Loans of such Class and (ix) any financial covenant with which the Company shall be required to comply (provided that if any Refinancing Term Loans have a financial covenant at any time prior to the Latest Maturity Date in effect hereunder at the time of incurrence of such Refinancing Term Loans, then any then-outstanding Term Loans (to the extent entitled to the benefits of a financial covenant at the time of incurrence) and the Refinancing Term Loans shall vote together as a single class on all waivers, amendments or events of default related thereto). Except as contemplated by the preceding sentence, the terms of the Refinancing Revolving Commitments and Refinancing Revolving Loans and other extensions of credit thereunder shall be substantially the same as, or not materially less favorable to the Parent and its Subsidiaries than the terms (taken as a whole) of the then outstanding Revolving Commitments and Revolving Loans, and the terms of the Refinancing Term Loan Commitments and Refinancing Term Loans shall be substantially the same as, or not materially less favorable to the Parent and its Subsidiaries than the terms (taken as a whole) of the then outstanding Term Loans (and any Commitments in respect thereof); provided that to the extent more than one Revolving Facility exists after giving effect to any such Refinancing Revolving Commitments, except as expressly contemplated in the preceding sentence, (1) the borrowing and repayment (except for (i) payments of interest and fees at different rates on any Revolving Facility (and related outstandings), (ii) repayments required upon the Maturity Date of any Revolving Facility and (iii) repayments made in connection with any permanent repayment and termination of any Revolving Commitments) of Revolving Loans thereunder after the effective date of such Refinancing Revolving Commitments shall be made on a pro rata basis with all other Revolving Facilities and (2) all Letters of Credit made or issued, as applicable, under any Refinancing Revolving Commitments shall be participated on a pro rata basis by all Revolving Lenders of the applicable Class. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Facility Agreement. Each Refinancing Facility Agreement may, without the consent of any Lender other than the applicable Refinancing Lenders, effect such amendments to this Agreement and the other Basic Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of this Section 2.13, including any amendments necessary to treat the applicable Refinancing Commitments and Refinancing Loans as a new “Class” of loans and/or commitments hereunder. Section 3. Borrowings, Conversions and Prepayments. 3.01. Procedure for Borrowing. (a) The Company shall give the Administrative Agent notice of each Loan, to be made hereunder as provided in Section 5.05 hereof.

78 (b) Not later than 5:00 p.m. New York time on the date specified for each borrowing in Dollars hereunder, each applicable Lender shall make available the amount of the Loan to be made by it on such date to the Administrative Agent, at an account in New York, New York specified by the Administrative Agent, in immediately available funds, for account of the applicable Borrower. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the applicable Borrower by depositing the same, in immediately available funds, in an account of such Borrower designated by such Borrower and maintained with the Administrative Agent. (c) Not later than 2:00 p.m. New York time on the date specified for each borrowing in an Alternate Currency hereunder, each applicable Lender shall make available the amount of the Loan to be made by it on such date to the Administrative Agent, at an account specified by the Administrative Agent, in immediately available funds, for account of the applicable Borrower. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the applicable Borrower by depositing the same, in immediately available funds, in an account of such Borrower designated by such Borrower and maintained with the Administrative Agent. 3.02. Prepayments and Conversions. (a) Optional Prepayments and Conversions. The Company shall have the right to prepay Loans of any Class and to convert Loans from one Type into Loans of another Type, at any time or from time to time subject to the limitations contained in Section 4.02; provided, that the Company shall give the Administrative Agent notice of each such prepayment as provided in Section 5.05 hereof. Any prepayment of Term Loans under this Section 3.02(a) shall be applied ratably to the Term Loans of the applicable Class being prepaid and to the scheduled installments of principal of such Class of Term Loans in such order of application as the Company may direct (in the absence of any such direction, in direct order of maturity) and such prepaid amounts may not be reborrowed. Revolving Loans in one currency may not be converted to being Revolving Loans in another currency, but may be prepaid and reborrowed as provided herein. (b) Mandatory Prepayments from Incurrence of Indebtedness. (i) If on any date, the Parent or any Subsidiary of the Parent shall receive Net Cash Proceeds from any issuance or incurrence of Indebtedness subsequent to the A&R Closing Date, other than Indebtedness permitted to be incurred pursuant to Section 9.08 hereof (except to the extent the relevant Indebtedness constitutes Refinancing Term Loans incurred to refinance all or a portion of any Class of then outstanding Term Loans), then the Company shall, within five Business Days of the date the Parent and/or the relevant Subsidiaries receive such Net Cash Proceeds, prepay the Term Loans (and/or provide cover for Letter of Credit Liabilities as specified in paragraph (d) below) in an amount equal to such Net Cash Proceeds. (ii) Amounts to be applied in connection with prepayments made pursuant to this Section 3.02(b) shall be applied ratably to the prepayment of each Class of outstanding Term Loans (which may not be reborrowed) to the scheduled installments of principal thereof in such order of application as the Company may direct (in the absence of any such

79 direction, in direct order of maturity); provided that, to the extent any prepayment is made in respect of Net Cash Proceeds of any Refinancing Term Loans, such Net Cash Proceeds shall be applied to prepay only such Class of Term Loans being refinanced. Each prepayment of the Loans under this Section 3.02(b) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid. (c) Mandatory Prepayments from Asset Sales and Recovery Events. (i) If on any date, the Parent or any Subsidiary of the Parent shall receive Net Cash Proceeds from (A) any non-ordinary course disposition of assets pursuant to Section 9.12(iv)(y) to any Person other than the Company or a Subsidiary or (B) any Recovery Event, in each case, in excess of (i) $10,000,000 for any transaction (or series of transactions) and (ii) $100,000,000 in any fiscal year of the Parent (excluding any amounts previously excluded pursuant to this clause (i)), then, within ten Business Days of receipt of such Net Cash Proceeds, the Company shall be prepay Term Loans in an amount equal to the Asset Sale Prepayment Percentage of such Net Cash Proceeds. With respect to any Net Cash Proceeds realized or received with respect to any disposition or Recovery Event that, in either case, is subject to the application of the immediately preceding sentence in this Section 3.02(c)(i), at the option of the Parent or any of its Subsidiaries, the Parent or any of its Subsidiaries may (in lieu of making a prepayment pursuant to the foregoing provisions) elect to (I) reinvest an amount equal to all or any portion of such Net Cash Proceeds in assets used or useful for the business of the Parent and its Subsidiaries (1) within eighteen months following receipt of such Net Cash Proceeds or (2) if the Parent or any of its Subsidiaries enters into a legally binding commitment to reinvest such Net Cash Proceeds within eighteen months following receipt of such Net Cash Proceeds, no later than one hundred and eighty days after the end of such eighteen month period; provided that if any portion of such amount is not so reinvested by such dates, subject to clause (iii) below, an amount equal to 100% of any such Net Cash Proceeds shall be applied within ten Business Days after such dates to the prepayment of the Term Loans as set forth in the immediately preceding sentence. (ii) Amounts to be applied in connection with prepayments made pursuant to this Section 3.02(c) shall be applied ratably to the prepayment of each Class of outstanding Term Loans (which may not be reborrowed) to the scheduled installments of principal thereof in such order of application as the Company may direct (in the absence of any such direction, in direct order of maturity). Each prepayment of the Loans under this Section 3.02(c) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid. The Company shall notify the Administrative Agent promptly upon the occurrence of any event giving rise to a prepayment under this Section 3.02(c). Any prepayment of Term Loans pursuant to Section 3.02(b) or (c) shall be applied as specified in Section 5.02. Any repayment or prepayment of Term Loans may not be reborrowed. (iii) Notwithstanding anything in this Section 3.02(c) to the contrary, (x) the Company shall not be required to prepay any amount that would otherwise be required to be paid pursuant to this Section 3.02(c) to the extent that the relevant disposition is consummated by any Foreign Subsidiary or the relevant Net Cash Proceeds from a Recovery Event are received by any Foreign Subsidiary, as the case may be, for so long as

80 the Parent determines in good faith that the repatriation to the Company of any such amount would be prohibited or delayed (beyond the time period during which such prepayment is otherwise required to be made pursuant to clause (i) above; provided that, to the extent any such delayed amounts are later repatriated, the Parent shall prepay Term Loans as provided in this Section 3.02(b) as promptly as practicable following such repatriation) under applicable law or would conflict with the fiduciary duties of such Foreign Subsidiary’s directors, or result in, or could reasonably be expected to result in, a material risk of personal or criminal liability for any officer, director, employee, manager, member of management or consultant of such Foreign Subsidiary (including on account of financial assistance, corporate benefit, thin capitalization, capital maintenance or similar considerations); (y) the Company shall not be required to prepay any amount that would otherwise be required to be paid pursuant to this Section 3.02(c) to the extent that the relevant Net Cash Proceeds are received by any Subsidiary that is not a Wholly-Owned Subsidiary for so long as the Parent determines in good faith that the distribution to the Company of such Net Cash Proceeds would be prohibited under any applicable (I) organizational documents (or any relevant shareholders’ or similar agreement) governing the holders of the Capital Stock of such Subsidiary, (II) agreement or instrument entered into with a Person other than the Parent or a Subsidiary and not in contemplation of such Net Cash Proceeds otherwise being subject to the prepayment obligations under this Agreement or (III) judgment, decree, order, statute or governmental rule or regulation; and (z) if the Parent determines in good faith that the repatriation (or other intercompany distribution) to the Company of any amounts required to mandatorily prepay the Term Loans pursuant to this Section 3.02(c) would result in material and adverse tax consequences for the Parent or any of its Subsidiaries, Affiliates or indirect or direct equity owners, taking into account any foreign tax credit or benefit actually realized in connection with such repatriation (such amount, a “Restricted Amount”), the amount the Company shall be required to mandatorily prepay pursuant to this Section 3.02(c) shall be reduced by the Restricted Amount. (d) Mandatory Prepayments of Revolving Loans. In the event that on any Calculation Date, the aggregate amount of Revolving Loans and Letter of Credit Liabilities outstanding under the Revolving Commitments of any Class exceeds the aggregate amount of the Revolving Commitments of such Class then in effect, the applicable Borrowers shall, within five Business Days of receipt of notice from the Administrative Agent, prepay the Revolving Loans and/or reduce the Letter of Credit Liabilities in an aggregate amount sufficient to reduce such outstanding amount as of the date of such payment to an amount not to exceed the Revolving Commitments of such Class then in effect by taking either or both of the following actions: (i) prepaying Revolving Loans or (ii) with respect to any excess Letter of Credit Liabilities, cash collateralizing, “backstopping” or replacing the relevant Letters of Credit, in each case, in an amount equal to 100% of such excess Letter of Credit Liabilities (minus any amount then on deposit in any Collateral Account). (e) Amendment No. 1 Repricing Event. Notwithstanding anything to the contrary in this Agreement, including Section 3.02(a), if, on or prior to the date that is six months after the Amendment No. 3 Effective Date, an Amendment No. 1 Repricing Event occurs, the Company shall pay to the Administrative Agent, for the ratable account of each Lender holding Amendment No. 1 Incremental Term B Loans, without duplication (A) in the case of an Amendment No. 1

81 Repricing Event described in clause (i) of the definition thereof, a prepayment premium in an amount equal to 1.00% of the aggregate principal amount of the Amendment No. 1 Incremental Term B Loans prepaid or repaid pursuant to such Amendment No. 1 Repricing Event and (B) in the case of an Amendment No. 1 Repricing Event described in clause (ii) of the definition thereof, a fee equal to 1.00% of the aggregate principal amount of the Amendment No. 1 Incremental Term B Loans outstanding that are subject to an effective pricing reduction pursuant to such Amendment No. 1 Repricing Event. Such amounts shall be earned, due and payable upon the date of the effectiveness of such Amendment No. 1 Repricing Event. Section 4. Payments of Principal and Interest. 4.01. Repayment of Loans. (a) The Borrowers hereby promise to pay to the Administrative Agent for the ratable account of each 2022 Revolving Lender the entire outstanding principal amount of such 2022 Revolving Lender’s 2022 Revolving Loans, and each 2022 Revolving Loan shall mature, on the 2022 Revolving Loan Maturity Date. (b) The Company hereby promises to pay to the Administrative Agent for the account of each 2022 Term A Lender (i) on each Quarterly Date, (x) during the period commencing with the first full fiscal quarter ending after the A&R Closing Date until (but excluding) the Amendment No. 5 Effective Date, a principal amount of the 2022 Term A Loans equal to 1.25% of the aggregate principal amount of the 2022 Term A Loans funded to the Company on the A&R Closing Date and, (y) during the period commencing with the Amendment No. 5 Effective Date and thereafteruntil the Amendment No. 6 Effective Date, a principal amount of the 2022 Term A Loans equal to 1.25% of the aggregate principal amount of the 2022 Term A Loans outstanding on the Amendment No. 5 Effective Date and (z) during the period commencing with the first full quarter ending after the Amendment No. 6 Effective Date until (but excluding) the Maturity Date, a principal amount of the 2022 Term A Loans equal to 1.25% of the aggregate principal amount of the 2022 Term A Loans outstanding as of the Amendment No. 6 Effective Date and (ii) on the 2022 Term A Loan Maturity Date, the unpaid principal amount of the 2022 Term A Loans outstanding on the 2022 Term A Loan Maturity Date. For the avoidance of doubt, no payment under this Section 4.01(b) shall be required on the Quarterly Date falling on June 30, 2025. (c) [Reserved]. (d) The Company hereby promises to pay to the Administrative Agent for the ratable account of each Amendment No. 1 Incremental Term B Lender (i) on each Quarterly Date, (x) during the period commencing with the end of the first full fiscal quarter after the occurrence of the Amendment No. 1 Effective Date until (and including) the Amendment No. 3 Effective Date, a principal amount of the Amendment No. 1 Incremental Term B Loans equal to 0.25% of the aggregate principal amount of Amendment No. 1 Incremental Term B Loans outstanding on the Amendment No. 1 Effective Date, (y) after the Amendment No. 3 Effective Date until (and including) the Amendment No. 4 Effective Date, a principal amount of the Amendment No. 1 Incremental Term B Loans equal to 0.2512562814070% of the aggregate principal amount of Amendment No. 1 Incremental Term B Loans outstanding on the Amendment No. 3 Effective Date and (z) after the Amendment No. 4 Effective Date, a principal amount of the Amendment

82 No. 1 Incremental Term B Loans equal to 0.2512562814070 % of the aggregate principal amount of Amendment No. 1 Incremental Term B Loans outstanding on the Amendment No. 4 Effective Date and (ii) on the Amendment No. 1 Incremental Term B Loan Maturity Date, the unpaid principal amount of the Amendment No. 1 Incremental Term B Loans outstanding on the Amendment No. 1 Incremental Term B Loan Maturity Date. (e) The Incremental Loans of each Incremental Lender shall mature as specified in the applicable Incremental Facility Amendment. 4.02. Interest. Each of the Borrowers will pay to the Administrative Agent, for the account of each Lender, interest on the unpaid principal amount of each Loan made by such Lender to such Borrower for the period commencing on the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum: (1) if such Loan is an ABR Loan, the Alternate Base Rate plus the Applicable Margin; (2) if such Loan is a Term Benchmark Loan denominated in Dollars, (i) if such Loan is an Amendment No. 1 Incremental Term B Loan, the Term SOFR Rate plus the Applicable Margin and (ii) other than for any Amendment No. 1 Incremental Term B Loan, the Adjusted Term SOFR Rate plus the Applicable Margin; (3) if such Loan is a CORRA Rate Loan, the Adjusted Term CORRA Rate plus the Applicable Margin; and (4) if such Loan is a C$ Prime Loan, the C$ Prime Rate plus the Applicable Margin. Notwithstanding the foregoing, each of the Borrowers hereby promises to pay to the Administrative Agent, for account of each Lender, interest at the applicable Post-Default Rate (x) on any overdue principal of any Loan made by such Lender to the Company or any other Borrower, on any Reimbursement Obligation held by such Lender and on any other amount payable by the Company or any other Borrower hereunder to or for account of such Lender (but, if such amount is interest, only to the extent legally enforceable), that shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full and (y) during any period when an Event of Default shall have occurred under Section 10.01(1) hereof and for so long as such Event of Default shall be continuing, on any principal of any Loan made by such Lender to the Company or any other Borrower. Accrued interest on each Loan shall be payable (i) on each Interest Payment Date for such Loan, (ii) in the case of Revolving Loans, upon the termination of the Revolving Commitments and (iii) upon the payment, prepayment or conversion thereof, but only on the principal so paid or prepaid or converted; provided that interest payable at the Post-Default Rate shall be payable from time to time on demand of the Administrative Agent or the Majority Lenders. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall notify the Lenders and each Borrower thereof.

83 Notwithstanding the foregoing provisions of this Section 4.02, if at any time the rate of interest set forth above on any Loan of any Lender (the “Stated Rate” for such Loan) exceeds the maximum non-usurious interest rate permissible for such Lender to charge commercial borrowers under applicable law (the “Maximum Rate” for such Lender), the rate of interest charged on such Loan of such Lender hereunder shall be limited to the Maximum Rate for such Lender. In the event the Stated Rate for any Loan of a Lender that has theretofore been subject to the preceding paragraph at any time is less than the Maximum Rate for such Lender, the principal amount of such Loan shall bear interest at the Maximum Rate for such Lender until the total amount of interest paid to such Lender or accrued on its Loans hereunder equals the amount of interest which would have been paid to such Lender or accrued on such Lender’s Loans hereunder if the Stated Rate had at all times been in effect. In the event, upon payment in full of all amounts payable hereunder, the total amount of interest paid to any Lender or accrued on such Lender’s Loans under the terms of this Agreement is less than the total amount of interest which would have been paid to such Lender or accrued on such Lender’s Loans if the Stated Rate had, at all times, been in effect, then the Company shall, to the extent permitted by applicable law, pay to the Administrative Agent, for the account of such Lender an amount equal to the difference between (a) the lesser of (i) the amount of interest which would have accrued on such Lender’s Loans if the Maximum Rate for such Lender had at all times been in effect or (ii) the amount of interest which would have accrued on such Lender’s Loans if the Stated Rate had at all times been in effect and (b) the amount of interest actually paid to such Lender or accrued on its Loans under this Agreement. In the event any Lender ever receives, collects or applies as interest any sum in excess of the Maximum Rate for such Lender, such excess amount shall be applied to the reduction of the principal balance of its Loans or to other amounts (other than interest) payable hereunder, and if no such principal is then outstanding, such excess or part thereof remaining shall be paid to the Company. Notwithstanding anything to the contrary in this Agreement: (i) all Loans denominated in Dollars shall be Term SOFR Loans or ABR Loans, (ii) all Term SOFR Loans or ABR Loans may only be denominated in Dollars, (iii) all Loans denominated in Canadian Dollars shall be C$ Prime Loans or CORRA Rate Loans and (iv) all C$ Prime Loans or CORRA Rate Loans may only be denominated in Canadian Dollars. For purposes of the Interest Act (Canada), (i) whenever any interest or fee under this Agreement is calculated using a rate based on a year of 360 days or 365 days (or such other period that is less than a calendar year), as the case may be, the rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (A) the applicable rate based on a year of 360 days or 365 days (or such other period that is less than a calendar year), as the case may be, (B) multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends, and (C) divided by 360 or 365 (or such other period that is less than a calendar year), as the case may be, (ii) the principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement, and (iii) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields. Section 5. Payments; Pro Rata Treatment; Computations; Etc. 5.01. Payments.

84 (a) Except to the extent otherwise provided herein, all payments of principal, interest, Reimbursement Obligations and other amounts to be made by the Borrowers under the Revolving Commitments or the Term Loans shall be made in Dollars (except in the case of payments of principal and interest on Loans or Reimbursement Obligations denominated in an Alternate Currency, which shall be made in such Alternate Currency), in immediately available funds, to the Administrative Agent at an account in New York, New York specified by the Administrative Agent, not later than 11:00 a.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Each payment received by the Administrative Agent for the account of another Person shall be paid promptly to such Person, in immediately available funds, to the account specified by such Person to the Administrative Agent (which shall be, in the case of a Lender, its Applicable Lending Office). If the due date of any such payment would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension. (b) [Reserved]. (c) All payments made by the Company hereunder shall be made without set-off, deduction or counterclaim. 5.02. Pro Rata Treatment. With respect to each Class of Loans, except to the extent otherwise provided herein: (i) each borrowing of such Class of Loans under Section 2.01 hereof shall be made by, each payment of commitment fees under Section 2.03 hereof shall be made for the account of, and each termination or reduction of the Commitments of such Class under Section 2.02 hereof shall be applied, in each case, pro rata to the Lenders of such Class, in accordance with their respective percentages of the Commitments of such Class (or to the extent no Commitments are outstanding, the outstanding Loans and, if applicable Letter of Credit Liabilities, of such Class outstanding), (ii) each payment by the Company of principal of or interest on Loans of such Class of a particular Type (other than payments in respect of Loans of individual Lenders as provided for by Section 6 hereof or repurchases of the Loans of any Lender pursuant to Section 2.11) shall be made to the Administrative Agent for the account of the Lenders of such Class pro rata in accordance with their respective unpaid principal amounts of the Loans of such Class and (iii) each conversion of Loans of any Class of a particular Type (other than conversions of Loans of individual Lenders pursuant to Section 6.04 hereof) shall be made pro rata among the Lenders of such Class in accordance with their respective principal amounts of the Loans of such Class. 5.03. Computations. Interest and fees shall be computed on the basis of a year of 360 days (or 365 or 366 days, as the case may be, in the case of (a) ABR Loans the interest rate payable on which is then based on the Prime Rate or (b) Loans denominated in Canadian Dollars) and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable. The applicable Alternate Base Rate, Adjusted Term SOFR Rate, Term SOFR Rate, Adjusted Term CORRA Rate or C$ Prime Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. 5.04. Minimum and Maximum Amounts; Types.

85 (a) Dollar-Denominated Loans. Each borrowing, conversion and prepayment of principal of Dollar-denominated Loans shall be in an aggregate principal amount equal to (a) in the case of Term Benchmark Loans, $1,000,000 or a larger multiple of $100,000, and (b) in the case of ABR Loans, $100,000 or a larger multiple of $100,000 (borrowings, conversions or prepayments of Loans of different Types or, in the case of Term Benchmark Loans, having different Interest Periods, at the same time hereunder to be deemed separate borrowings, conversions and prepayments for purposes of the foregoing); provided that (i) any Loan may be in the aggregate amount of the unused portion of the relevant Commitments and (ii) Loans may be prepaid in full. (b) Alternate Currency Loans. Each borrowing, conversion and prepayment of principal of Loans denominated in an Alternate Currency (other than Canadian Dollars) shall be in an aggregate principal amount which is an integral multiple of 100,000 units of the relevant Alternate Currency and equal to or greater than an amount the Dollar Equivalent of which is $1,000,000; provided that (i) any Loan may be in the aggregate amount of the unused portion of the relevant Commitments and (ii) Loans may be prepaid in full. Each borrowing, conversion and prepayment of Loans denominated in Canadian Dollars shall be in a minimum aggregate face amount of C$1,000,000 or a whole multiple of C$100,000 in excess thereof; provided that (i) any Loan may be in the aggregate amount of the unused portion of the relevant Commitments and (ii) Loans may be prepaid in full. (c) Dutch Loans. Each Loan from any Lender or Affiliate to any Dutch Borrower shall at all times be (i) at least €1,000,000 (or its equivalent in another Agreed Currency) and (ii) provided by a Non-public Lender. 5.05. Certain Notices. (a) Dollar-Denominated Loans. Notices to the Administrative Agent of terminations or reductions of Commitments denominated in Dollars, of borrowings, conversions and prepayments of Loans denominated in Dollars and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent (i) in the case of a notice of borrowing of, prepayment of, or conversion into, Loans denominated in Dollars as ABR Loans, not later than 2:00 p.m. New York time on the relevant Borrowing Date and (ii) in the case of any other notice, not later than 12:00 p.m. New York time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, conversion and/or prepayment specified below: Notice Number of Business Days Prior Termination or reduction of Revolving Commitments 3 Borrowing or prepayment of, conversion of or into, or duration of Interest Period for Dollar-denominated Term Benchmark Loans 3 Prepayments required pursuant to Section 3.02(b) or 3.02(c) in Dollars 1 ; provided that the notice in respect of Borrowings to be made on the A&R Closing Date may be conditional upon satisfaction (or waiver in accordance with the terms of the Amendment and Restatement Agreement and this Agreement) of the conditions set forth in the Amendment and

86 Restatement Agreement and this Agreement so long as such conditions are so satisfied or waived within three Business Days after the original date contemplated for such Borrowing set forth in such notice. Each such notice of termination or reduction shall specify the amount thereof to be terminated or reduced. Each such notice of borrowing, conversion or prepayment shall specify the amount and Type of the Loans to be borrowed, converted or prepaid (subject to Section 5.04 hereof), the date of borrowing, conversion or prepayment (which shall be a Business Day) and, in the case of Term Benchmark Loans, the duration of the Interest Period therefor (subject to the definition of Interest Period). Each such notice of duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Administrative Agent shall promptly notify the affected Lenders of the contents of each such notice. In the event that a Borrower fails to select the duration of any Interest Period for any Term Benchmark Loans within the time period and otherwise as provided in this Section 5.05, such Loans will be continued (or made) as Term Benchmark Loans with an Interest Period of one month. (b) Alternate Currency Loans. Notices to the Administrative Agent of borrowings and prepayments of Loans denominated in an Alternate Currency and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 12:00 p.m. New York time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing and/or prepayment specified below: Notice Number of Business Days Prior Termination or reduction of Revolving Commitments 3 Borrowing or prepayment of, conversion of or into, or duration of Interest Period for CORRA Rate or C$ Prime Loans 3 Prepayments required pursuant to Section 3.02(b) or 3.02(c) in an Alternate Currency 1 ; provided that, beginning on the date on which Sumitomo Mitsui Banking Corporation (“SMBC”) or any of its Affiliates delivers written notice to both the Administrative Agent and the Company that SMBC or any of its Affiliates or Applicable Lending Offices is permitted to fund borrowings of C$ Prime Loans to the Canadian Borrowers on the same Business Day that a notice of such Borrowing is received by the Administrative Agent, notices of a borrowing of, prepayment of, or conversion into, Loans denominated in Canadian Dollars as C$ Prime Loans, shall be effective if received by the Administrative Agent not later than 12:00 p.m. New York time on the relevant date of such borrowing, prepayment or conversion. Each such notice of termination or reduction shall specify the amount thereof to be terminated or reduced. Each such notice of borrowing or prepayment shall specify the amount of the Loans to be borrowed or prepaid (subject to Section 5.04 hereof) and Type of the Loans to be borrowed, the date of borrowing or prepayment (which shall be a Business Day) and, in the case of CORRA Rate Loans, the duration of the Interest Period therefor (subject to the definition of Interest Period) and the currency of Loans to be borrowed. Each such notice of duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Administrative Agent shall promptly notify the affected Lenders of the contents of each such notice. In the event that a Borrower fails to select the duration of any Interest Period for any CORRA Rate Loans

87 within the time period and otherwise as provided in this Section 5.05, such Loans will be continued (or made) as CORRA Rate Loans with an Interest Period of one month. 5.06. Non-Receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Lender or the Company (the “Payor”) prior to the date on which such Lender is to make payment to the Administrative Agent of the proceeds of a Loan to be made by it hereunder or a Borrower is to make a payment to the Administrative Agent for the account of one or more of the Lenders or Issuing Banks, as the case may be (such payment being herein called the “Required Payment”), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient of such payment shall, on demand, pay to the Administrative Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Effective Rate for such period or, in the case of an amount payable in a currency other than Dollars, the rate determined by the Administrative Agent in its discretion of the appropriate rate for interbank settlements. 5.07. Sharing of Payments; Waiver of Enforcement Without Consent, Etc. (a) If, other than as expressly provided elsewhere herein, any Lender shall obtain payment in respect of any principal of or interest on account of the Loans of a particular Class made by it (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, it shall promptly notify the Administrative Agent and purchase from the other Lenders of such Class participations in the Loans of such Class made or Letter of Credit Liabilities of such Class held by the other Lenders of such Class in such amounts, and make such other adjustments from time to time, such that all the Lenders of such Class shall share the benefit of such payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such benefit) pro rata in accordance with the unpaid principal and interest on the Loans then due to each of them. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored (including the payment of interest to the extent that the Lender obligated to return such funds is obligated to return interest). The provisions of this paragraph shall not be construed to apply to (A) any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement as in effect from time to time (including Section 2.11), (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant permitted hereunder or (C) any payment received by such Lender not in its capacity as a Lender. (b) Nothing contained herein shall require any Lender to exercise any right of set-off, banker’s lien, counterclaim or similar right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Borrower.

88 (c) This Section 5.07 is for the benefit of the Lenders only and does not constitute a waiver of any rights against any Borrower or any of their Subsidiaries or against any property held as security for any obligations hereunder or under any other Basic Document. 5.08. Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Borrower hereunder shall be made free and clear of and without reduction or withholding for any Taxes, except as required by applicable law; provided, that if any Indemnified Taxes (including, for the avoidance of doubt, any Other Taxes) are required to be withheld or deducted from such payments, then (i) the sum payable by the applicable Borrower shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, the Canadian Administrative Agent, any Lender or any Issuing Bank, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made and (ii) if any Borrower was the party required to make such deductions or withholdings under applicable law, such party shall make such deductions and shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law. (b) Payment of Other Taxes by the Borrowers. Without limiting the provisions of paragraph (a) above, each Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) Indemnification by the Borrowers. Each Borrower shall indemnify the Administrative Agent, each Lender and each Issuing Bank, as the case may be, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.08) paid or payable by the Administrative Agent, such Lender or such Issuing Bank, as the case may be, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided, however, that no Borrower shall be liable to indemnify any Lender or participant for any Taxes attributable to a Lender’s failure to comply with the provisions of Section 12.06 relating to maintenance of a Participant Register. A certificate as to the amount of such payment or liability delivered to such Borrower by a Lender or an Issuing Bank (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error. (d) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrowers have not already indemnified such parties for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.06 relating to the maintenance of a Participant Register, and (iii) any Excluded Taxes attributable to such Lender, in each case, that are paid or payable by the Administrative Agent in connection with this Agreement and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant

89 Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Basic Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d). (e) Evidence of Payments. As soon as practicable after any payment of Taxes by a Borrower to a Governmental Authority pursuant to this Section 5.08, such Borrower shall deliver to the Administrative Agent or the Canadian Administrative Agent, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent or the Canadian Administrative Agent, as the case may be. (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which a Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder shall deliver to such Borrower (with a copy to the Administrative Agent or the Canadian Administrative Agent, as the case may be), at the time or times prescribed by applicable law or reasonably requested by such Borrower or the Administrative Agent or the Canadian Administrative Agent, as the case may be, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by a Borrower or the Administrative Agent or the Canadian Administrative Agent, as the case may be, shall deliver such other documentation prescribed by applicable law or reasonably requested by such Borrower or the Administrative Agent or the Canadian Administrative Agent, as the case may be, as will enable such Borrower or the Administrative Agent or the Canadian Administrative Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the foregoing, the completion, execution and submission of any such documentation for the benefit of a Borrower (other than such documentation set forth in Section 5.08(f)(ii)(I), (II) and (IV) below) shall not be required if in the Lender’s judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, with respect to the Parent, the Company and any other Borrower that is resident for tax purposes in the United States of America, (I) any Lender that is resident for tax purposes in the United States of America shall deliver to the Parent, the Company or such other Borrower and the Administrative Agent, as the case may be, on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Parent, the

90 Company, any other Borrower or the Administrative Agent, as the case may be), executed copies of Internal Revenue Service Form W-9 certifying that such Lender is exempt from United States Federal backup withholding tax, (II) any Foreign Lender (such term to mean, solely for purposes of this Section 5.08(f)(ii)(II), any Lender that is organized under the laws of a jurisdiction other than the United States of America, each State thereof and the District of Columbia), or, in the case of clause (4) below, any Lender, shall deliver to the Parent, the Company or any such other Borrower and the Administrative Agent, as the case may be (in such number of copies as shall be requested by the recipient), on or prior to the date on which it becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Parent, the Company, any other Borrower or the Administrative Agent, as the case may be, but only if such Lender is legally entitled to do so) whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Basic Document, duly completed copies of Internal Revenue Service Form W-8BEN or Form W-8BEN- E, as applicable, establishing an exemption from, or reduction of, United States Federal withholding tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Basic Document, duly completed copies of Internal Revenue Service Form W-8BEN or Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, United States Federal withholding tax pursuant to the “business profits” or “other income” article of such tax treaty, (2) duly completed copies of Internal Revenue Service Form W-8ECI, (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit P-1 to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10-percent shareholder” of the Parent, the Company or any other Borrower within the meaning of Section 871(h)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) duly completed copies of Internal Revenue Service Form W-8BEN or Form W-8BEN-E, as applicable, or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of Internal Revenue Service Form W-8IMY, accompanied by Internal Revenue Service Form W- 8ECI, Internal Revenue Service Form W-8BEN or Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit P-2 or Exhibit P-3, Internal Revenue Service Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit P-4 on behalf of each such direct and indirect partner, (III) any other form (including Internal Revenue Service Form W-8IMY (together with any applicable underlying Internal Revenue Service forms)) prescribed by

91 applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Parent, the Company, any other Borrower or the Administrative Agent to determine the withholding or deduction required to be made, or (IV) if a payment made to a Lender under this Agreement would be subject to United States Federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Parent, the Company, any other Borrower or the Administrative Agent, as the case may be, at the time or times prescribed by law and at such time or times reasonably requested by the Parent, the Company, any other Borrower or the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Parent, the Company, any other Borrower or the Administrative Agent as may be necessary for it to comply with its obligations under FATCA, to determine that such Lender has or has not complied with such Lender's obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 5.08(f)(ii)(IV), “FATCA” shall include any amendments made to FATCA after the Original Closing Date. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent or the Canadian Administrative Agent, as the case may be, in writing of its legal inability to do so. (g) Additional United Kingdom Withholding Tax Matters. (i) Subject to (ii) below, each Lender and each UK Borrower which makes a payment to such Lender shall cooperate in completing any procedural formalities necessary for such UK Borrower to obtain authorization to make such payment without withholding or deduction for Taxes imposed under the laws of the United Kingdom. (ii) (I) A Lender on the Effective Date that (x) holds a passport under the HMRC DT Treaty Passport scheme and (y) wishes such scheme to apply to this Agreement, shall provide its scheme reference number and its jurisdiction of tax residence to each UK Borrower and the Administrative Agent; and (II) a Lender which becomes a Lender hereunder after the day on which this Agreement closes that (x) holds a passport under the HMRC DT Treaty Passport scheme and (y) wishes such scheme to apply to this Agreement, shall provide its scheme reference number and its jurisdiction of tax residence to each UK Borrower and the Administrative Agent, and (III) Upon satisfying either clause (A) or (B) above, such Lender shall have satisfied its obligation under paragraph (g)(i) above.

92 (iii) If a Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with paragraph (g)(ii) above, the UK Borrower(s) shall make a Borrower DTTP Filing with respect to such Lender, and shall promptly provide such Lender with a copy of such filing; provided that, if: (I) each UK Borrower making a payment to such Lender has not made a Borrower DTTP Filing in respect of such Lender; or (II) each UK Borrower making a payment to such Lender has made a Borrower DTTP Filing in respect of such Lender but: (1) such Borrower DTTP Filing has been rejected by HM Revenue & Customs; or (2) HM Revenue & Customs has not given such UK Borrower authority to make payments to such Lender without a deduction for tax within 60 days of the date of such Borrower DTTP Filing; and in each case, such UK Borrower has notified that Lender in writing of either (1) or (2) above, then such Lender and such UK Borrower shall co- operate in completing any additional procedural formalities necessary for such UK Borrower to obtain authorization to make that payment without withholding or deduction for Taxes imposed under the laws of the United Kingdom. (iv) If a Lender has not confirmed its scheme reference number and jurisdiction of tax residence in accordance with paragraph (g)(ii) above, no UK Borrower shall make a Borrower DTTP Filing or file any other form relating to the HMRC DT Treaty Passport scheme in respect of that Lender’s Commitment(s) or its participation in any Loan unless the Lender otherwise agrees. (v) Each UK Borrower shall, promptly on making a Borrower DTTP Filing, deliver a copy of such Borrower DTTP Filing to the Administrative Agent for delivery to the relevant Lender. (vi) Each Lender shall notify each Borrower and Administrative Agent if it determines in its sole discretion that it is ceases to be entitled to claim the benefits of an income tax treaty to which the United Kingdom is a party with respect to payments made by any U.K. Borrower hereunder. (h) FATCA Grandfathering. For purposes of determining withholding taxes imposed under FATCA, from and after the Original Closing Date of this Agreement, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Existing Credit Agreement (together with any loans or other extensions of credit pursuant thereto) as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i) and related temporary regulations.

93 (i) Treatment of Certain Refunds. If the Administrative Agent, the Canadian Administrative Agent, a Lender or an Issuing Bank determines, in its sole discretion, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by a Borrower or with respect to which any Borrower has paid additional amounts pursuant to this Section, it shall pay to such Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of the Administrative Agent, such Lender or such Issuing Bank, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Borrower, upon the request of the Administrative Agent, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or such Issuing Bank in the event the Administrative Agent, such Lender or such Issuing Bank is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (i), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (i) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require the Administrative Agent, any Lender or any Issuing Bank to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrowers or any other Person. (j) Survival. Each party's obligations under this Section 5.08 shall survive any resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Revolving Commitments and the repayment, satisfaction or discharge of all other obligations under this Agreement. 5.09. Judgment Currency. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due from a Borrower hereunder in the currency expressed to be payable herein (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with other such currency at the Administrative Agent’s New York Office on the Business Day that is on or immediately following the day on which final judgment is given. The obligations of the Borrowers in respect of any sum due to any Lender, the Administrative Agent, the Canadian Administrative Agent or any Issuing Bank hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender, the Administrative Agent, the Canadian Administrative Agent or such Issuing Bank of any sum adjudged to be so due in such other currency, such Lender, the Administrative Agent, the Canadian Administrative Agent or such Issuing Bank may in accordance with normal banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender, the Administrative Agent, the Canadian Administrative Agent or such Issuing Bank, as the case may be, in the specified currency, each of the Borrowers agrees, to the fullest extent it may effectively do so, as a separate obligation

94 and notwithstanding any such judgment, to indemnify such Lender, the Administrative Agent, the Canadian Administrative Agent or such Issuing Bank, against such loss, and if the amount of the specified currency so purchased exceeds the sum originally due to any Lender, the Administrative Agent, the Canadian Administrative Agent or such Issuing Bank in the specified currency, such Lender, the Administrative Agent, the Canadian Administrative Agent or such Issuing Bank, agrees to remit such excess to the Borrowers. Section 6. Yield Protection and Illegality. 6.01. Additional Costs. (a) The Company shall pay to the Administrative Agent for the account of each Lender from time to time such amounts as such Lender may determine to be necessary to compensate it for any costs incurred by such Lender which such Lender determines are attributable to its making, maintaining, converting or continuing of any Loans hereunder to the Company or any other Borrower or its obligation to make any of such Loans hereunder to the Company or any other Borrower, or any reduction in any amount receivable by such Lender in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called “Additional Costs”), in each case resulting from any Regulatory Change which: (i) subjects the Lender or Issuing Bank to Taxes on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto (other than Indemnified Taxes covered by Section 5.08 and Excluded Taxes); or (ii) imposes, modifies or deems applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted Term SOFR Rate) or Issuing Bank; or (iii) imposes any other condition, cost or expense affecting this Agreement (or any of such extensions of credit or liabilities). Each Lender (such term to include the Issuing Bank for purposes of this Section 6.01(a), solely in the case of and with respect to (i) above) will notify the Company through the Administrative Agent of any event occurring after the Original Closing Date which will entitle such Lender to compensation pursuant to this Section 6.01(a) (an “Additional Cost Event”) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, provided, that the Company shall not be obligated to compensate such Lender for any such Additional Costs incurred more than 180 days prior to the time the Lender first notifies the Company of such Additional Cost Event (or such longer period if such Additional Cost Event is given retroactive effect). Each Lender will furnish the Company with a statement setting forth the calculations and the basis therefor, in each case in reasonable detail, and amount of each request by such Lender for compensation under this Section 6.01(a). If any Lender requests compensation from the Company under this Section 6.01(a), the Company may, by notice to such Lender through the Administrative Agent, suspend the obligation of such Lender to make additional Loans of the

95 Type for which compensation is requested to the Company until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 6.04 hereof shall be applicable). (b) Without limiting the effect of the foregoing provisions of this Section 6.01, in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Term Benchmark Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Term Benchmark Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to the Company (with a copy to the Administrative Agent), the obligation of such Lender to make Term Benchmark Loans hereunder shall be suspended until the date such Regulatory Change ceases to be in effect (in which case the provisions of Section 6.04 hereof shall be applicable). (c) Determinations and allocations by any Lender for purposes of this Section 6.01 of the effect of any Regulatory Change on its costs of maintaining its obligations to make Loans or of making or maintaining Loans or on amounts receivable by it in respect of Loans, and of the additional amounts required to compensate such Lender in respect of any Additional Costs, shall be conclusive absent manifest error, provided that such determinations and allocations are made on a reasonable basis. (d) If any Lender demands compensation under this Section, the Company may, at any time upon at least three (3) Business Days’ prior notice to such Lender through the Administrative Agent, convert in full the then outstanding Term Benchmark Loans denominated in Dollars of such Lender (in which case the Company shall be obligated, if such conversion is made on a day that is not the last day of the then current Interest Period applicable to such affected Term Benchmark Loan, to reimburse such Lender, in accordance with Section 6.05, for any resulting loss or expense incurred by it) to an ABR Loan. 6.02. Alternate Rate of Interest. (a) Subject to clauses (b), (c), (d), (e) and (f) of this Section 6.02, if: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate, the Term SOFR Rate, the Adjusted Term CORRA Rate or Term CORRA (including because the Term SOFR Reference Rate or the Term CORRA Reference Rate is not available or published on a current basis), for such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple SOFR or Daily Simple SOFR, Adjusted Daily Simple CORRA or Daily Simple CORRA; or (ii) the Administrative Agent is advised by the Majority Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the

96 Adjusted Term SOFR Rate or Adjusted Term CORRA Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period or (B) at any time, Adjusted Daily Simple SOFR or Adjusted Daily Simple CORRA will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing; then the Administrative Agent shall give notice thereof to the Parent and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Parent and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the applicable Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, (A) for Loans denominated in Dollars, (1) any requests for the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any borrowing request that requests a Term Benchmark Borrowing shall instead be deemed to be a request for (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 6.02(a)(i) or (ii) above or (y) an ABR Borrowing if the Adjusted Daily Simple SOFR also is the subject of Section 6.02(a)(i) or (ii) above and (2) any Borrowing Request that requests an RFR Borrowing shall instead be deemed to be a Borrowing Request, as applicable, for an ABR Borrowing, and (B) for Loans denominated in Canadian Dollars, any requests for the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any borrowing request that requests a Term Benchmark Borrowing shall instead be deemed to be a request for (x) a Borrowing bearing interest by reference to the Adjusted Daily Simple CORRA, so long as the Adjusted Daily Simple CORRA is not also the subject of Section 6.02(a)(i) or (ii) above or (y) a C$ Prime Rate Borrowing if the Adjusted Daily Simple CORRA also is the subject of Section 6.02(a)(i) or (ii) above; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Parent’s receipt of the notice from the Administrative Agent referred to in this Section 6.02(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Parent and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the applicable Borrower delivers a new request in accordance with the terms of Section 5.05, (A) for Loans denominated in Dollars, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 6.02(a)(i) or (ii) above or (y) an ABR Loan if the Adjusted Daily Simple SOFR also is the subject of Section 6.02(a)(i) or (ii) above, on such day, and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Loan and (B) for Loans denominated in an Canadian Dollars, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) a Borrowing bearing interest by reference to the Adjusted Daily Simple CORRA so long as the Adjusted Daily Simple CORRA is not also the subject of Section 6.02(a)(i) or (ii) above or (y) a C$ Prime Loan if the Adjusted Daily Simple CORRA also is the subject of Section 6.02(a)(i) or (ii) above, on such day.

97 (b) Notwithstanding anything to the contrary herein or in any other Basic Document (and any Hedging Agreement or Cash Management Agreement shall be deemed not to be a “Basic Document” for purposes of this Section 6.02), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Basic Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Basic Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Majority Lenders of each affected Class. (c) Notwithstanding anything to the contrary herein or in any other Basic Document, the Administrative Agent will have the right, in consultation with the Parent, to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Basic Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Basic Document. (d) The Administrative Agent will promptly notify the Parent and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 6.02, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Basic Document, except, in each case, as expressly required pursuant to this Section 6.02. (e) Notwithstanding anything to the contrary herein or in any other Basic Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate or the Term CORRA) and either (ii) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (iii) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (iv) if a tenor that was removed pursuant to clause (i) above either (I) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (II) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

98 (f) Upon the Parent’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrowers may revoke any request for a Term Benchmark Borrowing or RFR Borrowing of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, either (x) the applicable Borrowers will be deemed to have converted any request for (1) a Term Benchmark Borrowing denominated in Dollars into a request for a Borrowing of or conversion to (A) an RFR Borrowing denominated in Dollars so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (B) an ABR Borrowing if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event or (y) the applicable Borrowers will be deemed to have converted any request for (1) a Term Benchmark Borrowing denominated in Canadian Dollars into a request for a Borrowing of or conversion to (A) a Borrowing bearing interest by reference to the Adjusted Daily Simple CORRA, so long as the Adjusted Daily Simple CORRA is not the subject of Section 6.02(a)(i) or (ii) above or (B) an C$ Prime Rate Borrowing if the Adjusted Daily Simple CORRA is the subject of Section 6.02(a)(i) or (ii) above. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR and the component of the C$ Prime Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of C$ Prime Rate. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Parent’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 6.02, (A) for loans denominated in Dollars, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (y) an ABR Loan if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event, on such day and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Loan and (B) for Loans denominated in Canadian Dollars, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) a Borrowing bearing interest by reference to the Adjusted Daily Simple CORRA so long as the Adjusted Daily Simple CORRA is not the subject of Section 6.02(a)(i) or (ii) above or (y) a C$ Prime Loan if the Adjusted Daily Simple CORRA is the subject of Section 6.02(a)(i) or (ii) above, on such day. 6.03. Illegality. If, in any applicable jurisdiction, the Administrative Agent, any Issuing Bank or any Lender determines that any law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Administrative Agent, any Issuing Bank or any Lender to (i) perform its obligations hereunder or under any other Base Document with respect to Term Benchmark Loans, (ii) fund or maintain its participation in any Term Benchmark Loan or (iii) issue, make, maintain, fund or charge interest with respect to any such Loan, such Person shall promptly notify the Administrative Agent, and upon the Administrative Agent notifying the Parent, and until such notice by such Person is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest with respect to any such Loan shall be suspended, and to the extent required by applicable law, cancelled.

99 6.04. Substitute ABR Loans. If the obligation of any Lender to make Term Benchmark Loans shall be suspended pursuant to Section 6.01, 6.02 or 6.03 hereof, all Loans in Dollars which would otherwise be made by such Lender as Term Benchmark Loans shall be made instead as ABR Loans (and, if an event referred to in Section 6.01(b) or 6.03 hereof has occurred and such Lender so requests by notice to the Company with a copy to the Administrative Agent, each Dollar-denominated Term Benchmark Loan of such Lender then outstanding shall be automatically converted into an ABR Loan on the date specified by such Lender in such notice) and, to the extent that Term Benchmark Loans are so made as (or converted into) ABR Loans, all payments of principal which would otherwise be applied to such Term Benchmark Loans shall be applied instead to such ABR Loans. If the obligation of any Lender to make CORRA Rate Loans shall be suspended pursuant to Section 6.01 or 6.03 hereof, all Loans in Canadian Dollars which would otherwise be made by such Lender as CORRA Rate Loans shall be made instead as C$ Prime Loans (and, if an event referred to in Section 6.01(b) or 6.03 hereof has occurred and such Lender so requests by notice to the Company with a copy to the Administrative Agent, each Canadian Dollar-denominated CORRA Rate Loan of such Lender then outstanding shall be automatically converted into a C$ Prime Loan on the date specified by such Lender in such notice) and, to the extent that CORRA Rate Loans are so made as (or converted into) C$ Prime Loans, all payments of principal which would otherwise be applied to such CORRA Rate Loans shall be applied instead to such C$ Prime Loans. 6.05. Compensation. The Company shall pay to the Administrative Agent for the account of each Lender, upon the request of such Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense incurred by it as a result of: (1) any payment, prepayment or conversion (including, without limitation, an automatic conversion pursuant to Section 10.02 hereof) of a Term Benchmark Loan made by such Lender to the Company or any other Borrower on a date other than the last day of an Interest Period for such Loan; (2) any failure by the Company or any other Borrower to borrow a Term Benchmark Loan to be made by such Lender to the Company or such other Borrower on the date for such borrowing specified in the relevant notice of borrowing under Section 5.05 hereof; (3) any failure by the Company or any other Borrower to prepay a Term Benchmark Loan on the date specified in a notice of prepayment; or (4) any substitution of a Lender under Section 6.07 hereof on a date other than the last day of an Interest Period for each Loan of such Lender; but excluding, in any event, loss of margin for the period after any such payment, prepayment or conversion or failure to borrow; provided that such Lender shall have delivered to the Company a certificate as to the amount of such loss and expense along with the calculation and the basis therefor, in each case in reasonable detail. 6.06. Capital Adequacy. If any Lender shall determine that any Regulatory Change regarding capital adequacy or liquidity after the Original Closing Date, or any change therein

100 after the Original Closing Date, or any change after the Original Closing Date in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive regarding capital adequacy or liquidity (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Lender or any Person controlling such Lender (a “Lender Parent”) as a consequence of its obligations hereunder to a level below that which such Lender (or its Lender Parent) could have achieved but for such Regulatory Change (taking into consideration its policies with respect to capital adequacy and liquidity) by an amount deemed by such Lender to be material, then from time to time, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the Company shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. A statement of any Lender claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error; provided that the determination thereof is made on a reasonable basis; and provided further that the Company shall not be obligated to compensate such Lender for any such reduction occurring more than 180 days prior to the time such Lender first notifies the Company of such Regulatory Change. In determining such amount, such Lender may use any reasonable averaging and attribution methods. 6.07. Mitigation Obligations; Substitution of Lender. (a) If any Lender requests compensation under Section 6.01, 6.06 or 6.08, or requires the Company or any other Borrower to pay any Indemnified Taxes (including, for the avoidance of doubt, any Other Taxes) or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.08, then such Lender shall (at the request of the Company) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 6.01, 6.06, 6.08 or 5.08, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If (i) the obligation of any Lender to make Term Benchmark Loans or the right of the Company to convert ABR Loans or C$ Prime Loans of any Lender to Term Benchmark Loans has been suspended pursuant to Section 6.03, (ii) any Lender has demanded compensation under Section 6.01, 6.06 or 6.08, or (iii) any Lender requests reimbursement for amounts owing pursuant to Section 5.08, the Company shall have the right, with the assistance of the Administrative Agent, to seek a substitute bank or banks (which may be one or more of the Lenders) satisfactory to Company and the Administrative Agent to assume the Commitments and Loans of such Lender. Any such Lender shall be obligated to sell Loans and Revolving Commitments for cash without recourse to such substitute bank or banks and to execute and deliver an appropriately completed assignment and assumption agreement reasonably satisfactory to the Administrative Agent and the Company and any other document or perform any act reasonably necessary to effect the assumption of the rights and obligations of such substitute bank or banks.

101 6.08. Additional Costs in Respect of Letters of Credit. Without limiting the obligations of the Borrowers under Section 6.01 hereof (but without duplication), if as a result of any Regulatory Change or any risk-based capital guideline or other requirement heretofore or hereafter issued by any government or governmental or supervisory authority, there shall be imposed, modified or deemed applicable any Tax (other than Indemnified Taxes covered by Section 5.08 and Excluded Taxes), reserve, special deposit, capital adequacy or similar requirement against or with respect to or measured by reference to Letters of Credit issued or to be issued hereunder and the result shall be to increase the cost to any Lender or Lenders of issuing (or purchasing participations in) or maintaining its obligation hereunder to issue (or purchase participations in) any Letter of Credit hereunder or reduce any amount receivable by any Lender hereunder in respect of any Letter of Credit (which increases in cost, or reductions in amount receivable, shall be the result of such Lender’s or Lenders’ reasonable allocation of the aggregate of such increases or reductions resulting from such event), then, upon demand by such Lender or Lenders (through the Administrative Agent), the relevant Borrower shall pay immediately to the Administrative Agent for account of such Lender or Lenders, from time to time as specified by such Lender or Lenders (through the Administrative Agent), such additional amounts as shall be sufficient to compensate such Lender or Lenders (through the Administrative Agent) for such increased costs or reductions in amount. A statement as to such increased costs or reductions in amount incurred by any such Lender or Lenders, showing calculations and the basis therefor in reasonable detail, submitted by such Lender or Lenders to the relevant Borrower, shall be conclusive in the absence of manifest error as to the amount thereof. Section 7. Conditions Precedent. 7.01. [Reserved]. 7.02. [Reserved]. 7.03. Initial and Subsequent Loans. The obligation of each Lender to make any Loan to be made by it hereunder, and the obligation of any Issuing Bank to issue any Letter of Credit hereunder, is subject to the conditions precedent that, as of the date of such Loan or such issuance, and before and after giving effect thereto: (1) no Default shall have occurred and be continuing; and (2) the representations and warranties made by each of the Borrowers and the other Obligors in each Basic Document to which it is a party shall be true in all material respects (except for those representations and warranties qualified by materiality, which shall be true in all respects) on and as of the date of the making of such Loan or such issuance, with the same force and effect as if made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which event they shall be true in all material respects (except for those representations and warranties qualified by materiality, which shall be true in all respects) on and as of such earlier date); provided that the representations and warranties set forth in Section 8.10 hereof need be true only as of the A&R Closing Date. Each notice of borrowing by a Borrower hereunder shall constitute a certification by such Borrower to the effect set forth in the preceding sentence (both as of the date of such notice and,

102 unless any of the Borrowers otherwise notifies the Administrative Agent prior to the date of such borrowing or issuance, as of the date of such borrowing or issuance). Section 8. Representations and Warranties. Each of the Parent and the Company jointly and severally represents and warrants to the Administrative Agent, the Canadian Administrative Agent and to each of the Lenders and the Issuing Banks, as of the A&R Closing Date and on the date of each Loan and of the issuance of each Letter of Credit, as follows: 8.01. Corporate Existence. Each of the Parent and its Subsidiaries: (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation except (other than in the case of the Parent or any Borrower) where the failure to be so duly organized, validly existing or in good standing would not have a Material Adverse Effect; (b) has all requisite power, and has all governmental licenses, authorizations, consents, permits and approvals (including any license, authorization, consent, permit and approval required under any Environmental Law) necessary to own its assets and carry on its business as now being or as proposed to be conducted (except such licenses, authorizations, consents and approvals the lack of which, in the aggregate, would not have a Material Adverse Effect); and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect. 8.02. Information. (a) (i) The Company has heretofore furnished to each of the Lenders the consolidated balance sheets of the Parent and its Subsidiaries as at December 31, 2021 and the related consolidated statements of income, retained earnings and cash flows of the Parent and its Subsidiaries, respectively, for the fiscal year ended on said date, with the opinion thereon of the independent public accountants referred to therein. All such financial statements are complete and correct and fairly present the consolidated financial condition of the Parent and its Subsidiaries as at said dates and the consolidated results of their operations for the fiscal years ended on said dates, all in accordance with generally accepted accounting principles and practices applied on a consistent basis. (ii) [Reserved]. (b) The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Obligors to the Administrative Agent or any Lender in connection with the negotiation, preparation or delivery of this Agreement and the other Basic Documents or included herein or therein or delivered pursuant hereto or thereto (other than projections, forecasts or information of a general economic or industry-specific nature), when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not materially misleading; provided, that with respect to any such information, report, financial statement, exhibit or schedule to the extent that it was based upon or constitutes a forecast or projection, the Company represents only that it acted in good faith and utilized assumptions believed by it to be reasonable at the time (it being understood that forecasts and projections are subject to significant uncertainties and contingencies, many of which are beyond the Company’s control, and that no assurances can be given that such forecasts and projections will be realized).

103 (c) Since December 31, 2021, there has been no event, development or circumstance that has had or would reasonably be expected to have a Material Adverse Effect. (d) As of the A&R Closing Date, to the best knowledge of the Parent, the information included in the Beneficial Ownership Certification provided on or prior to the A&R Closing Date to any Lender in connection with this Agreement is true and correct in all material respects. 8.03. Litigation. There are no legal or arbitral proceedings or any proceedings by or before any Governmental Authority or agency, now pending or, to the knowledge of the Company, threatened against or affecting the Parent or any of its Subsidiaries which has had, or would reasonably be expected to have a Material Adverse Effect or, to the knowledge of the Company, which questions the validity or enforceability of any Basic Document. 8.04. No Breach. None of the execution and delivery of the Basic Documents, the consummation of the transactions therein contemplated or compliance with the terms and provisions thereof by any Obligor will (i) conflict with or result in a breach of, or require any consent under (x) the certificate of incorporation, LLC operating agreement or partnership agreements, or by-laws of the Parent or any other Obligors, (y) any applicable law or regulation, or any order, writ, injunction or decree of any court or Governmental Authority binding on any Obligor or (z) any other material agreement or instrument to which the Parent or any other Obligor is a party or by which it is bound or to which it is subject, or (ii) constitute a default under any such lease, agreement or instrument, or (except for the Liens created pursuant to, or permitted by, this Agreement and the Security Documents) result in the creation or imposition of any Lien upon any of the revenues or assets of the Parent or any other Obligor pursuant to the terms of any such agreement or instrument, except (1) in the case of clause (i)(y), (i)(z) or (ii), such conflicts, defaults or consents the failure of which to obtain would not reasonably be expected to result in a Material Adverse Effect, (2) such consents that have been obtained or made and are in full force and effect and (3) filings and recordings of the Liens created pursuant to, or required by, the Security Documents. 8.05. Corporate Action. Each of the Borrowers and the other Obligors has all necessary corporate or limited liability company power and authority to execute, deliver and perform its obligations under the Basic Documents to which it is a party; the execution, delivery and performance by each of the Borrowers and the other Obligors of the Basic Documents to which they are parties have been duly authorized by all necessary corporate or limited liability company action; and this Agreement has been duly and validly executed and delivered by each of the Borrowers and constitutes its legal, valid and binding obligation and each of the other Basic Documents to which such Borrower or any of the Obligors is to be a party constitute its legal, valid and binding obligation, in each case enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles. 8.06. Approvals. Each of the Borrowers and the other Obligors has obtained all authorizations, approvals and consents of, and has made all filings and registrations with, any governmental or regulatory authority or agency necessary for the execution, delivery or performance by it of any Basic Document to which it is a party, or for the validity or

104 enforceability thereof, except for (i) filings and recordings of the Liens created pursuant to, or required by, the Security Documents and (ii) such authorizations, approvals, consents, filings and registrations the failure to obtain or make would not reasonably be expected to result in a Material Adverse Effect. 8.07. Regulations U and X. None of the Parent or any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U or X of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan hereunder will be used to purchase or carry any such margin stock. 8.08. ERISA and the Canadian Pension Plans. (a) The Parent and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA (other than to make contributions or premium payments in the ordinary course or except as would not reasonably be expected to result in a Material Adverse Effect). (b) Except as would not reasonably be expected to have a Material Adverse Effect: each Canadian Pension Plan is in substantial compliance with all applicable pension benefits and tax laws; no Canadian Pension Plan has any unfunded liabilities (either on a “going concern” or on a “winding up” basis and determined in accordance with all applicable laws and using assumptions and methods that are appropriate in the circumstances and in accordance with generally accepted actuarial principles and practices in Canada); and all contributions (including any special payments to amortize any unfunded liabilities) required to be made in accordance with all applicable laws and the terms of each Canadian Pension Plan have been made. 8.09. Taxes. Each of the Parent and its Subsidiaries has filed all United States Federal income Tax returns and all other material Tax returns which are required to be filed by it and has paid all Taxes due pursuant to such returns or pursuant to any assessment received by it, except to the extent the same may be contested as permitted by Section 9.02 hereof or the failure to so pay would not reasonably be expected to result in a Material Adverse Effect. The charges, accruals and reserves on the books of such Persons in respect of Taxes and other governmental charges are, in the opinion of the Company, adequate. 8.10. Subsidiaries, Etc. Schedule II hereto is a complete and correct list on the A&R Closing Date of all Subsidiaries of the Parent and of all equity Investments held by the Parent or any of its Subsidiaries in any joint venture or other Person. Except for the Liens created by the Security Documents and except as otherwise provided on Schedule III hereof, on the A&R Closing Date, the Parent owns, free and clear of Liens, except for Liens permitted hereunder, all outstanding shares of such Subsidiaries set forth on Schedule II and all such shares are validly issued, fully paid and non-assessable and the Parent (or the respective Subsidiary of the Parent) also owns, free and clear of Liens, all such Investments.

105 8.11. Investment Company Act. None of the Parent or its Subsidiaries is an investment company under the Investment Company Act of 1940, as amended. 8.12. Reserved. 8.13. Ownership and Use of Properties. Each of the Parent and its Subsidiaries will at all times have legal title to or ownership of, or the right to use pursuant to enforceable and valid agreements or arrangements, all tangible property, both real and personal, and all franchises, licenses, copyrights, patents and know-how which are material to the operation the business of the Parent and its Subsidiaries, taken as a whole, in each case, except for (i) Liens permitted hereunder, (ii) defects in title that would do not materially interfere with their ability to conduct their business as currently conducted or to utilize any such property or assets (including any such intellectual property assets) for their intended purposes or (iii) where the failure to have such title or ownership, right to use, franchise, license, copyright, patent or know-how would not reasonably be expected to result in a Material Adverse Effect. 8.14. Environmental Compliance. (i) No notice, notification, demand, request for information, citation, summons, complaint or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or, to the Company’s knowledge, threatened by any governmental or other entity with respect to any (A) alleged violation by the Parent or any Subsidiary of any Environmental Law, (B) alleged failure by the Parent or any Subsidiary to have any environmental permit, certificate, license, approval, registration or authorization required in connection with the conduct of its business or (C) generation, treatment, storage, recycling, transportation or disposal or Release (each a “Regulated Activity”) of any Hazardous Substances except, in each case, for such as would not reasonably be expected to have a Material Adverse Effect; (ii) neither the Parent nor any Subsidiary has engaged in any Regulated Activity, other than as a generator (as such term is used in RCRA) in compliance with all applicable Environmental Laws (except as could not reasonably be expected to result in a Material Adverse Effect); and (iii) neither the Parent nor any Subsidiary has assumed from any third party, or indemnified any third party for, any Environmental Liability, except for Environmental Liabilities of the Parent and its Subsidiaries (without duplication) that relate to or result from any matter referred to in this clause except for such Environmental Liabilities as would not reasonably be expected to have a Material Adverse Effect. 8.15. Solvency. At the A&R Closing Date and after giving effect to the borrowing of the Loans and the use of proceeds therefrom on the A&R Closing Date, the Parent and its Subsidiaries, on a consolidated basis, will (i) have capital, cash flows and sources of working capital financing sufficient to carry on its business and transactions and all business and transactions in which it is about to engage, (ii) be able to pay its debts as they mature, and (iii) have assets (tangible and intangible) whose fair salable value exceeds its total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities). 8.16. [Reserved]. 8.17. Anti-Corruption Laws and Sanctions. The Parent has implemented and maintains in effect policies and procedures designed to ensure compliance in all material respects by the

106 Parent, its Subsidiaries and their respective directors, officers, employees and agents with Anti- Corruption Laws and applicable Sanctions, and the Parent, its Subsidiaries and their respective officers and employees, and, to the knowledge of the Parent and the Company, its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in the Parent or any of its Subsidiaries being designated as a Sanctioned Person. None of (a) the Parent, any of its Subsidiaries or to the knowledge of the Parent or the Company, any of the respective directors, officers or employees of the Parent and its Subsidiaries, or (b) to the knowledge of the Parent and the Company, any agent of the Parent or any of its Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan or Letter of Credit or the use of proceeds therefrom or other transaction contemplated by this Agreement will violate Anti-Corruption Laws applicable to the Parent or its Subsidiaries or applicable Sanctions. The foregoing representations in this Section 8.17 will not apply to any party hereto to which Council Regulation (EC) 2271/96 (the “Blocking Regulation”) applies, if and to the extent that such representations are or would be unenforceable by or in respect of that party pursuant to, or would otherwise result in a breach and/or violation of, (i) any provision of the Blocking Regulation (or any law or regulation implementing the Blocking Regulation in any member state of the European Union) or (ii) any similar blocking or anti-boycott law in the United Kingdom. 8.18. Affected Financial Institutions. No Obligor is an Affected Financial Institution. Section 9. Covenants. The Parent and the Company each agree that, on and after the A&R Closing Date until such time as (i) all Commitments hereunder have been terminated, (ii) all Letters of Credit have been terminated (or 100% cash collateralized or otherwise backstopped in a manner reasonably satisfactory to the applicable Issuing Bank) and (iii) all Loans, interest and other amounts payable hereunder (other than amounts in respect of contingent obligations for which no claims have been made) have been paid in full, unless the Majority Lenders shall agree otherwise pursuant to Section 12.05 hereof: 9.01. Financial Statements and Other Information. The Parent shall deliver: (1) to the Administrative Agent (and the Administrative Agent will make such materials available to the Lenders), as soon as available and in any event within 90 days after the end of each fiscal year of the Parent, consolidated statements of income, retained earnings and cash flow of the Parent and its Subsidiaries for such year and the related consolidated balance sheet as at the end of such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by an opinion thereon (without qualification arising out of the scope of audit) of Deloitte & Touche LLP or other independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Parent and its Subsidiaries as at the end of, and for, such fiscal year; (2) to the Administrative Agent (and the Administrative Agent will make such materials available to the Lenders), as soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Parent consolidated statements of income, retained earnings and cash flow of the Parent and its Subsidiaries for such fiscal quarter

107 and for the portion of the fiscal year ended at the end of such fiscal quarter, and the related consolidated balance sheet as at the end of such fiscal quarter, and accompanied, in each case, by a certificate of the chief financial officer or vice president-treasurer of the Parent which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Parent and its Subsidiaries in accordance with GAAP (except for the absence of footnotes) consistently applied as at the end of, and for, such fiscal quarter (subject to normal year-end audit adjustments); (3) [reserved]; (4) to the Administrative Agent (and the Administrative Agent will deliver such materials to each Lender that has requested the same), promptly after the same has become publicly available, copies of all periodic and other reports, proxy statements and other materials publicly filed by the Parent or its Subsidiaries with the Securities and Exchange Commission or distributed by the Parent to its shareholders generally; (5) [reserved]; (6) to the Administrative Agent (and the Administrative Agent will make such materials available to the Lenders), if and when the Parent or any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any “reportable event” (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the Plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC, (ii) receives notice of Withdrawal Liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer the Plan, a copy of such notice, that in any such case would reasonably be expected to result in a Material Adverse Effect; (7) to the Administrative Agent (and the Administrative Agent will make such notice available to the Lenders), promptly after the chief executive officer, chief financial officer, vice-president-treasurer, general counsel or senior vice president-finance of the Parent or the Company obtains knowledge of the occurrence of any Default, a notice of such Default, describing the same in reasonable detail; and (8) to the Administrative Agent and such Lender, promptly upon receipt of any such request, such additional financial and other information as any Lender may from time to time reasonably request. The Parent will furnish to the Administrative Agent (and the Administrative Agent will make such notice available to each Lender), at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of its chief executive officer, chief financial officer or vice president-treasurer (i) to the effect that, to the best of such Person’s knowledge after due inquiry, no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail), (ii) setting forth in reasonable detail the computations for the Net Total Lease Adjusted Leverage Ratio, the Fixed Charges Coverage Ratio

108 and the Consolidated Leverage Ratio, in each case, as of the end of the applicable fiscal quarter or fiscal year and (iii) any changes to the Persons designated as Unrestricted Subsidiaries. Any financial statement or other document required to be delivered pursuant to this Section 9.01 may be delivered electronically, and if so delivered, shall be deemed to have been delivered on the date on which the Parent posts such financial statement or other document on the Parent’s publicly available website on the Internet or on the Intralinks website on the Internet at www.intralinks.com, or such financial statement or other document becomes available on the EDGAR system or any successor system of the Securities and Exchange Commission; provided that, except with respect to the financial statements required to be delivered pursuant to Section 9.01(1) or 9.01(2), the Parent shall give prompt notice of any such posting to the Administrative Agent (who shall then give prompt notice of any such posting to the Lenders); provided, further, that the failure to so notify the Administrative Agent pursuant to the immediately preceding proviso shall not constitute a Default and all documents shall be deemed to have been delivered pursuant to this Section 9.01 on the date on which the Parent posts such documents as contemplated above. The Parent represents and warrants that it and any of its Subsidiaries either (i) has no registered or publicly traded securities outstanding or (ii) files its financial statements with the SEC and/or makes its financial statements available to potential holders of its 144A securities, and, accordingly, each of the Parent and the Company hereby authorizes the Administrative Agent to make the financial statements to be provided under Section 9.01(1) and (2) above, along with the Basic Documents, available to Public-Siders. The Parent and the Company each hereby acknowledges that (a) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Parent and/or the Company hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Intralinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Parent or its Affiliates, or the respective securities of any of the foregoing within the meaning of federal and state securities laws (“MNPI”), and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Parent and the Company each hereby agree that (a) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (b) by marking Borrower Materials “PUBLIC,” the Parent and the Company shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any MNPI; (c) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (d) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Neither the Parent nor the Company will request that any material be posted to Public-Siders without expressly representing to the Administrative Agent that such materials do not constitute MNPI. 9.02. Taxes and Claims. The Parent will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all Taxes, assessments and governmental charges or levies

109 imposed upon it or upon its income or profits, or upon any property belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien upon the property of the Parent or such Subsidiary, if such Taxes, assessments or governmental charges or levies, or claims, if not paid, would result in a Material Adverse Effect, provided that neither the Parent nor such Subsidiary shall be required to pay any such Tax, assessment, charge, levy or claim the payment of which is being contested in good faith and by proper proceedings if it maintains adequate reserves with respect thereto. 9.03. Insurance. Except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, the Parent will maintain, and will cause each of its Subsidiaries to maintain, in each case, as determined by the Parent in good faith, with financially sound and reputable insurers, such insurance coverage with respect to liabilities, losses or damage in respect of the assets, properties and businesses of the Parent and its Subsidiaries as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons. 9.04. Maintenance of Existence; Conduct of Business. (a) The Parent will preserve and maintain, and will cause each of its Subsidiaries to preserve and maintain, its legal existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business, and will conduct its business in a regular manner, except, other than with respect to the preservation of the legal existence of the Borrowers, to the extent that the failure to do so would not reasonably be expected to result in a Material Adverse Effect; provided that any transaction expressly permitted pursuant to Section 9.12 shall be permitted under this Section 9.04. (b) The Parent will maintain in effect and enforce policies and procedures designed to ensure compliance by the Parent, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. (c) The Parent will not change the ending dates with respect to its fiscal year or fiscal quarter; provided, however, that the Parent may, upon written notice to the Administrative Agent, make any such changes that are (i) reasonably acceptable (such consent not to be unreasonably withheld or delayed) to the Administrative Agent or (ii) otherwise not materially adverse to the interests of the Lenders (in their capacities as such), in each case of (i) and (ii), the Parent and the Administrative Agent will, and are hereby authorized by the Lenders to (without the consent of any other Person), make any adjustments to this Agreement that are necessary in order to reflect such change in fiscal year or fiscal quarter, including adjustments to calculations determined by reference to any fiscal quarter or fiscal year. 9.05. Maintenance of and Access to Properties. (1) The Parent will keep, and will cause each of its Subsidiaries to keep, all of its properties necessary in its business in good working order and condition (having regard to the condition of such properties at the time such properties were acquired by the Parent or such

110 Subsidiary), ordinary wear and tear excepted, except as expressly permitted by this Agreement or where the failure to so maintain its properties would not reasonably be expected to have a Material Adverse Effect. (2) The Parent will, and will cause its Subsidiaries to, do all things necessary to preserve and keep in full force and effect all trademarks, patents, service marks, trade names, copyrights, franchises and licenses, and any rights with respect thereto, which are necessary for to the conduct of the business of the Parent and its Subsidiaries taken as a whole, except as expressly permitted by this Agreement or where the failure to do so would not reasonably be expected to have a Material Adverse Effect. (3) The Parent will, and will cause its Subsidiaries to, permit any authorized representative designated by the Administrative Agent to visit and inspect any of the properties of the Parent and its Subsidiaries at which the principal financial records and executive officers of the applicable Person are located, to inspect, copy and take extracts from its and their respective financial and accounting records, and to discuss its and their respective affairs, finances and accounts with its and their officers and independent public accountants (subject to such accountants’ customary policies and procedures) (provided that the Parent (or any of its Subsidiaries) may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at reasonable times during normal business hours; provided that (x) only the Administrative Agent on behalf of the Lenders may exercise the rights of the Administrative Agent and the Lenders under this Section 9.05(3), (y) the Administrative Agent shall not exercise such rights more often than one time during any calendar year and (z) only one such time per calendar year shall be at the expense of the Parent; provided, further, that when an Event of Default exists, the Administrative Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Parent at any time during normal business hours and upon reasonable advance notice; provided, further that notwithstanding anything to the contrary herein, neither the Parent nor any Subsidiary shall be required to disclose, permit the inspection, examination or making of copies of or taking abstracts from, or discuss any document, information or other matter (a) that constitutes non-financial trade secrets or non-financial proprietary information of the Parent and its subsidiaries and/or any of its customers and/or suppliers, (b) in respect of which disclosure to the Administrative Agent or any Lender (or any of their respective representatives or contractors) is prohibited by applicable law, (c) that is subject to attorney-client or similar privilege or constitutes attorney work product or (d) in respect of which the Parent or any Subsidiary owes confidentiality obligations to any third party (provided such confidentiality obligations were not entered into in contemplation of the requirements of this Section 9.03). (4) The Parent will, and will cause its Subsidiaries to, maintain proper books of record and account containing entries of all material financial transactions and matters involving the assets and business of the Parent and its Subsidiaries that are full, true and correct in all material respects and permit the preparation of consolidated financial statements in accordance with GAAP. 9.06. Compliance with Applicable Laws. The Parent will comply, and will cause each of its Subsidiaries to comply, with the requirements of all applicable laws, rules, regulations and orders of any governmental body or regulatory authority (including, without limitation, ERISA and all Environmental Laws), in each case a breach of which would have a Material Adverse Effect, except where contested in good faith and by proper proceedings.

111 9.07. Litigation. The Company will promptly give to the Administrative Agent (which shall promptly notify each Lender) notice in writing of all litigation and of all proceedings of which it is aware before any courts, arbitrators or governmental or regulatory agencies against the Parent or any of its Subsidiaries as to which an adverse determination is probable and which, if adversely determined, could reasonably be expected to have a Material Adverse Effect. 9.08. Indebtedness. The Parent will not, and will not permit any of its Subsidiaries to, create, incur or suffer to exist any Indebtedness except: (i) Indebtedness constituting Obligations hereunder; (ii) the Indebtedness existing on the A&R Closing Date and set forth in Schedule III hereto (including any extensions, renewals or refunding of such Indebtedness, so long as the maximum principal amount of such Indebtedness is not increased); (iii) Incremental Equivalent Debt; (iv) Indebtedness of the Parent and the Subsidiary Guarantors in an aggregate outstanding principal amount not at any time exceeding the greater of (x) $400,000,000 and (y) 25% of EBITDA as of the last day of the most recently ended TTM Period, calculated on a pro forma basis; (v) Capital Lease Obligations; (vi) Acquired Debt of the Parent or any Subsidiary; provided that, after giving effect to the incurrence or assumption of such Acquired Debt and any related transactions, the Parent is compliance with the Financial Covenants on a pro forma basis as of the last day of the most recently ended TTM Period; (vii) Indebtedness of (A) the Parent to any Subsidiary, (B) any Subsidiary to any Subsidiary or (C) any Subsidiary to the Parent, provided that any Indebtedness incurred pursuant to the foregoing clause (B) or (C) is permitted as an Investment by the lender thereof under Section 9.14; (viii) Indebtedness in respect of any Hedging Agreement and any Cash Management Agreement; (ix) so long as no Default shall have occurred or be continuing hereunder at the time of such creation or incurrence, (a) Seller Indebtedness; (b) Indebtedness incurred pursuant to the instruments governing Permitted Mortgage Financings; (c) Indebtedness in respect of agreements not to compete; (d) [reserved];

112 (e) [reserved]; (f) [reserved]; (g) [reserved]; (h) [reserved]; (i) [reserved]; (j) [reserved]; and (k) Indebtedness of any Excluded Subsidiary to any minority shareholder or partner in such Excluded Subsidiary; provided, that Indebtedness incurred pursuant to the foregoing subclauses (a) and (c) may be incurred only in connection with Permitted Acquisitions; (x) so long as no Default shall have occurred and be continuing hereunder at the time of such creation or incurrence, Indebtedness created or incurred by any Excluded Subsidiary (including any Guarantees of such Indebtedness by the Parent and any Subsidiary), subject to the limitations set forth in Section 9.09 hereof; provided that at the time of such incurrence and giving effect thereto: (A) the aggregate then outstanding amount of Indebtedness of Excluded Subsidiaries (other than any Excluded Subsidiaries organized in Canada or England and Wales or any state, province or territory thereof) does not exceed $1,000,000,000 (in each case, exclusive of any Indebtedness incurred in the form of Loans or other obligations hereunder); (B) the aggregate outstanding amount of Indebtedness of Excluded Subsidiaries organized in England and Wales or any state, province or territory thereof does not exceed £400,000,000; and (C) the aggregate amount of Indebtedness of Excluded Subsidiaries organized in Canada or any state, province or territory thereof shall not exceed an amount, as of the date of incurrence or creation, as applicable, which would cause the ratio (calculated on a pro forma basis as of the last day of the most recently ended TTM Period) of (1)(x) the aggregate outstanding amount of Indebtedness of the Excluded Subsidiaries organized in Canada or any state, province or territory thereof at the end of such fiscal quarter minus (y) the aggregate amount of cash and Liquid Investments of the Excluded Subsidiaries organized in Canada or any state, province or territory thereof at such date to (2) the EBITDA for such period attributable to Excluded Subsidiaries organized in Canada or any state, province or territory thereof to exceed 5.0 to 1; provided, further, that an Excluded Subsidiary may create or incur additional Indebtedness (with Guarantees of such Indebtedness by the Parent and any Subsidiary) in excess of the applicable threshold under subclause (A), (B) or (C) above where such Indebtedness is intended to finance the redemption or retirement of Indebtedness previously incurred under such subclause and such previously incurred Indebtedness is the subject of an irrevocable notice of redemption or a tender offer commenced on or prior to the date of such incurrence to effect such retirement or redemption (and such tender offer or redemption, and any redemption commenced after the settlement of such tender offer, is concluded within 45 days after the incurrence of such additional Indebtedness);

113 (xi) guarantees (including any co-issuance) by any Borrower and/or any Subsidiary of Indebtedness or other obligations of any Borrower, and/or any Subsidiary with respect to Indebtedness otherwise permitted to be incurred pursuant to this Section 9.08 or other obligations not prohibited by this Agreement; provided that in the case of any such guarantee by any Obligor of the obligations of any Subsidiary that is not an Obligor, the related Investment is permitted under Section 9.14; (xii) Indebtedness incurred connection with any Investment or acquisition (including Permitted Acquisitions) permitted hereunder in an outstanding principal amount not at any time exceeding the greater of (x) $1,200,000,000 and (y) 75% of EBITDA as of the last day of the most recently ended TTM Period, calculated on a pro forma basis; provided that any such Indebtedness shall comply with clauses (b) through (f) of the definition of “Incremental Equivalent Debt” as if such Indebtedness were Incremental Equivalent Debt; (xiii) Indebtedness in a principal amount consisting of reimbursement obligations in respect of bank guarantees or letters of credit issued by any bank for the account of the Parent or any of its Subsidiaries (excluding, for the avoidance of doubt, any Letters of Credit), in an amount, when aggregated with all other Indebtedness incurred in reliance on this clause (xiii), not exceeding $75,000,000 at any time; (xiv) Indebtedness incurred pursuant to the instruments governing Accounts Receivable Financings; and (xv) Indebtedness constituting purchase price holdbacks, earn-out obligations or other similar arrangements incurred in connection with Permitted Acquisitions or other Investments permitted pursuant to Section 9.14. 9.09. Net Total Lease Adjusted Leverage Ratio. The Parent will not, as at the end of any fiscal quarter, permit the ratio, as of the end of the period of four fiscal quarters then ended on a pro forma basis, of (i) (x) the sum of the aggregate outstanding principal amount of Funded Indebtedness (on a consolidated basis) of the Parent and its Subsidiaries at such date plus six times the Rent Expense for such period less (y) the aggregate amount of cash and Liquid Investments of the Parent and Subsidiaries at such date to (ii) EBITDAR for such period (the “Net Total Lease Adjusted Leverage Ratio”) to exceed 7.00 to 1; provided, that Company may elect (by written notice to the Administrative Agent) to increase such maximum Net Total Lease Adjusted Leverage Ratio to 7.50 to 1.00 for a period of up to four fiscal quarters commencing with the fiscal quarter during which a Permitted Acquisition in which the Acquisition Consideration was at least $500,000,000 occurred (such four-fiscal quarter period, an “Adjusted Financial Covenant Period”); provided that after the end of any Adjusted Financial Covenant Period, the Company may not elect to commence another Adjusted Financial Covenant Period unless at least two full fiscal quarters as at the end of which the Net Total Lease Adjusted Leverage Ratio did not exceed 7.00 to 1 have elapsed. 9.10. [Reserved].

114 9.11. Fixed Charges Coverage Ratio. The Parent will not, as at the end of any fiscal quarter, permit the ratio, as of the end of such fiscal quarter for the period of four fiscal quarters then ended on a pro forma basis, of (i) EBITDAR for such four fiscal quarters to (ii) Fixed Charges for such four fiscal quarters to be less than 1.50 to 1. 9.12. Mergers, Asset Dispositions. Etc. The Parent will not, and will not permit any of its Subsidiaries to, be a party to any merger or consolidation, or sell, lease, assign, transfer or otherwise dispose of any assets, except: (i) dispositions of inventory in the ordinary course of business; (ii) dispositions of worn out or obsolete tools or equipment no longer used or useful in the business of the Parent and its Subsidiaries, provided that no single disposition of tools or equipment shall have a fair market value (determined in good faith by the Company at the time of such disposition) in excess of $15,000,000; (iii) Capital Expenditures; (iv) (x) Investments permitted under Section 9.14 hereof and (y) dispositions of Investments described in clauses (i), (ii) and (iii) of Section 9.14 hereof and dispositions of other assets; provided, that the Net Cash Proceeds of dispositions of such other assets (other than any such dispositions in the ordinary course of business) shall be subject to the provisions of Section 3.02(c); (v) the sale, lease, assignment, transfer or other disposition of any assets by the Parent or any Subsidiary of the Parent to the Parent or any Subsidiary thereof (other than Excluded Subsidiaries), provided, that (i) if such transfer is of material assets by the Parent, the Company or a Subsidiary Guarantor, the recipient of such transfer shall also be the Parent, the Company or a Subsidiary Guarantor, (ii) any Excluded Subsidiary may transfer assets to the Parent, the Company or any other Subsidiary (including any Excluded Subsidiary) and (iii) the effect of any such sale, lease, assignment, transfer or other disposition, or of any series of any such transactions, shall not be to substantially diminish the value of the collateral granted under the Security Documents; (vi) (a) the merger and dissolution of any Subsidiary of the Company into the Company or any other Subsidiary of the Company so long as, (x) if the Company is a party to such merger, the Company is the surviving Person and (y) if an Obligor is a party to such merger, an Obligor is (or a Person who will become an Obligor is) the surviving Person; provided that, if a Borrower (other than the Company) is a party to such merger and is not the surviving Person, such surviving Person shall expressly assume the Obligations of such Borrower hereunder and shall become a Borrower upon consummation of such merger and shall be organized under the laws of the same jurisdiction as the applicable Borrower and (b) the merger or consolidation of any Subsidiary of the Company with any Person pursuant to, or to effect a transaction, permitted under any other clause of this Section 9.12; provided that, if a Borrower is a party to such merger and is not the surviving Person, such surviving Person shall expressly assume the Obligations of such

115 Borrower hereunder and shall become a Borrower upon consummation of such merger and shall be organized under the laws of the same jurisdiction as the applicable Borrower; (vii) dispositions of accounts receivable and related general intangibles, and related lockbox and other collection accounts records and/or proceeds pursuant to the instruments governing an Accounts Receivable Financing permitted by Section 9.08 hereof; and (viii) the abandonment of any right, privilege or franchise (including any lease) not material in the aggregate to the business of the Parent and its Subsidiaries 9.13. Liens. The Parent will not, and will not permit any of its Subsidiaries to, create or suffer to exist any Lien upon any property or assets, now owned or hereafter acquired, securing any Indebtedness or other obligation, except: (i) the Liens created pursuant to the Security Documents; (ii) the Liens existing on the A&R Closing Date set forth in Schedule III and Liens arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien set forth on Schedule III, provided that the principal amount of such Indebtedness is not increased and is not secured by any additional assets; (iii) (A) Liens securing Indebtedness permitted by clauses (iii), (v), (viii), (ix)(b), (xi) (solely to the extent the Indebtedness that is guaranteed is otherwise permitted to be secured pursuant to this Section 9.13) and/or (xii) of Section 9.08; and (B) Liens securing Acquired Debt, provided that such Liens cover only those assets that were covered by such Liens prior to the relevant acquisitions; (iv) Liens for taxes and assessments not yet delinquent or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (v) statutory Liens of landlords and Liens of carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person; (vi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of customs duties in connection with the importation of goods; (vii) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA; (viii) normal and customary banker’s Liens and rights of setoff arising in the ordinary course of business with respect to cash and cash equivalents; provided that such cash and cash equivalents are not dedicated cash collateral in favor of such depository institution and are not otherwise intended to provide collateral security (other than for customary account commissions, fees and reimbursable expenses relating solely to deposit accounts, and for returned items); (ix) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (x) Liens securing judgments for the payment of money not constituting an Event of Default under Section 10.01(8)); (xi) leases, subleases, licenses and sublicenses which do not materially interfere with the business of the Parent or any Subsidiary; (xii) Liens on properties or assets of an Excluded Subsidiary (other than a Subsidiary Borrower) securing Indebtedness of such Excluded Subsidiary permitted hereunder; (xiii) other Liens arising in the ordinary course of the business of the Parent or such Subsidiary which are not incurred in connection with the borrowing of money or the obtaining of advances or credit

116 and which do not materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business; (xiv) Liens under the instruments governing (A) an Accounts Receivable Financing or (B) a Permitted Mortgage Financing permitted by Section 9.08 hereof; (xv) Liens securing other Indebtedness in an outstanding principal amount not at any time exceeding the greater of (x) $400,000,000 and (y) 25% of EBITDA as of the last day of the most recently ended TTM Period, calculated on a pro forma basis; (xvi) the reservations, limitations, provisos and conditions expressed in any original grant from the Crown in right of Canada or any province or territory thereof, as applicable, of any real property or any interest therein or in any comparable grant in jurisdictions other than Canada; provided that such reservations, limitations, provisos and conditions do not reduce the value of the applicable property or assets or materially interfere with the use of such property or assets; (xvii) Liens granted to a public utility or any municipality or governmental or other public authority when required by such utility or other authority in connection with the operation of the business or the ownership of the property or assets; provided that such Liens do not reduce the value of the property or assets or materially interfere with the use of such property or assets; and (xviii) servicing agreements, development agreements, site plan agreements, subdivision agreements and other agreements with a Governmental Authority pertaining to the use or development of any properties or assets; provided that such agreements are complied with and do not reduce the value of the property or assets or materially interfere with the use of such property or assets. 9.14. Investments. The Parent will not, and will not permit any of its Subsidiaries to, directly or indirectly, make or permit to remain outstanding any advances, loans or other extensions of credit or capital contributions (other than prepaid expenses in the ordinary course of business) to (by means of transfers of property or assets or otherwise), or purchase or own any stocks, bonds, notes, debentures or other securities of, any Person (all such transactions being herein called “Investments”), except: (i) operating deposit accounts with any bank or financial institution; (ii) Liquid Investments (including Liquid Investments in the name and under the control of the Administrative Agent (or a collateral sub-agent for the Administrative Agent) as contemplated by the Security Documents); (iii) subject to Section 9.16 hereof, Investments in accounts and chattel paper as defined in the Uniform Commercial Code and notes receivable acquired in the ordinary course of business as presently conducted; (iv) Investments in an insurer required as a condition to the provision by such insurer of insurance coverage contemplated by Section 9.03; (v) by the Parent or any Subsidiary of the Parent in the Parent or any Subsidiary of the Parent (or a Person that becomes a Subsidiary as a result of such Investment); provided that, solely in the case of any such Investment by the Parent or any Subsidiary that is an Obligor in a Subsidiary that is not an Obligor, after giving effect to such Investment, (x) no Event of Default shall have occurred and be continuing and (y) the Parent is compliance with the Financial Covenants on a pro forma basis as of the last day of the most recently ended TTM Period.

117 (vi) Investments consisting of loans or advances to officers and directors of the Parent and its Subsidiaries in an outstanding amount not to exceed $5,000,000 in the aggregate and loans or advances made to employees of the Parent to permit such employees to exercise options to purchase Capital Stock of the Parent; (vii) Investments in Persons that are not Subsidiaries of the Parent, so long as (A) after giving effect to any such Investment, the Parent is in compliance with the Financial Covenants on a pro forma basis as of the last day of the most recently ended TTM Period and (B) immediately after any such Investment, no Event of Default has occurred and is continuing; (viii) [reserved]; (ix) subject to Section 9.16 hereof and on terms and pursuant to documentation in all respects reasonably satisfactory to the Administrative Agent, Investments in Affiliates of the Parent (which are not Subsidiaries of the Parent) to facilitate the construction or acquisition of records management facilities including, without limitation, the acquisition of real estate for development purposes; (x) so long as no Default shall have occurred and be continuing hereunder at the time of such Acquisition or transaction, Permitted Acquisitions and related Additional Expenditures; (xi) [reserved]; (xii) equity Investments and loans and advances and other extensions of credit to any Excluded Subsidiary; (xiii) Investments constituted by Hedging Agreements and Cash Management Agreements; (xiv) Investments by the Parent in any Subsidiary formed pursuant to the instruments governing an Accounts Receivable Financing permitted by Section 9.08 hereof; and (xv) other Investments that do not exceed in the aggregate at any time outstanding of the greater of (x) $800,000,000 and (y) 50% of EBITDA as of the last day of the most recently ended TTM Period, calculated on a pro forma basis (net of any repayments of principal in the case of any Investment in the form of a loan and any return or reduction of capital or return on Investment in the case of any equity Investment (whether as a distribution, dividend, redemption or sale)). For purposes of this Section 9.14, “Permitted Acquisition” shall mean any Acquisition complying with the following: (1) Compliance With Financial Covenants. After giving effect to each such acquisition and any related incurrence of Indebtedness, the Parent is in compliance

118 with the Financial Covenants on a pro forma basis as of the last day of the most recently ended TTM Period. (2) Lines of Business, Etc. Each such Acquisition shall not be “hostile” and shall be of assets relating to the records and information management services, data management services or data center services business or activities related thereto (or of the majority of the stock or other equity interests of Persons whose assets consist substantially of such assets) or through the merger or consolidation of such a Person with a Subsidiary of the Parent (or transaction of similar effect), which merger, consolidation or transaction shall comply with Section 9.04 hereof. For purposes of this Agreement, the amount of any Investment outstanding at any time shall be the original cost of such Investment, reduced by any dividend, distribution, interest payment, return of capital, repayment, or other amount received by the Parent or any of its Subsidiaries in respect of such Investment (provided that, with respect to amounts received other than in the form of cash or cash equivalents, such amount shall be equal to the fair market value of such consideration). 9.15. Restricted Payments. The Parent will not, and will not permit any of the Parent’s Subsidiaries to, declare or make any Restricted Payment, except that the Parent may make additional Restricted Payments constituting the purchase, redemption, retirement or other acquisition of shares of any class of Capital Stock of the Parent (such Restricted Payments, “Stock Repurchases”) and declare and make dividend payments on any shares of any class of Capital Stock of the Parent (such Restricted Payments, “Dividend Payments”) so long as no Default has occurred and is continuing on the date of such Stock Repurchase or Dividend Payment and after giving effect thereto. In addition, so long as the Parent reasonably believes that it qualifies for taxation as a REIT, the Parent and its Subsidiaries may make Restricted Payments provided that they do not exceed in the aggregate, the greater of (i) for any four consecutive fiscal quarters of the Parent, 95% of Funds From Operations for such four fiscal quarter period or (ii) such amount as is reasonably determined to approximate the amount required for the Parent to continue to be qualified for taxation as a REIT or to avoid the imposition of income or excise taxes on the Parent. Nothing herein shall be deemed to prohibit the payment of dividends by any Subsidiary of the Parent to the Parent or to any other Subsidiary of the Parent. 9.16. Transactions with Affiliates. The Parent will not, and will not permit any of its Subsidiaries to, directly or indirectly sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except: (i) Any transaction with an Affiliate of the Parent if the monetary or business consideration arising therefrom would be substantially as advantageous to the Parent or such Subsidiary as the monetary or business consideration which would obtain in a comparable arm’s length transaction with a Person similarly situated to the Parent but not an Affiliate of the Parent;

119 (ii) transactions between or among the Parent and its Subsidiaries not involving any other Affiliate; (iii) any Investment permitted by Section 9.14; (iv) any Restricted Payment permitted by Section 9.15; and (v) any Affiliate who is a natural person may serve as an employee or director of the Parent or any of its Subsidiaries and receive reasonable compensation for his or her services in such capacity. 9.17. Subordinated Indebtedness . The Parent will not, nor will it permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Subordinated Indebtedness, except for: (i) regularly scheduled payments or prepayments of principal and interest in respect thereof required pursuant to the instruments evidencing such Subordinated Indebtedness (other than Seller Indebtedness), including for the avoidance of doubt mandatory applicable high yield discount obligations payments, if any; (ii) so long as no Default has occurred and is continuing, scheduled payments of principal of and interest on, and expenses and indemnities incurred in connection with, Seller Indebtedness; (iii) [reserved]; (iv) any purchase, redemption or retirement of Subordinated Indebtedness, so long as (i) no Default has occurred and is continuing and (ii) (A) such other purchase, redemption or retirement is in connection with a refinancing of such Subordinated Indebtedness with the proceeds of, or in connection with an exchange of such Subordinated Indebtedness for a new series of, Subordinated Indebtedness issued within 180 days of the substantial completion of such purchase, redemption or retirement or (B) after giving effect to such purchase, redemption or retirement and any related incurrence of Indebtedness, the Parent is in compliance with the Financial Covenants on a pro forma basis as of the last day of the most recently ended TTM Period; and (v) any other any purchase, redemption or retirement of Subordinated Indebtedness in an aggregate amount not exceeding, when aggregated with all other purchases, redemptions or retirements of Subordinated Indebtedness in reliance on this clause (v), $50,000,000. 9.18. Lines of Businesses. Neither the Parent nor any of its Subsidiaries, taken as a whole, shall engage to any substantial extent in any business activity other than the records and information management services and data management services or data centers services businesses or activities related or incidental thereto.

120 9.19. [Reserved]. 9.20. Use of Proceeds. The Parent and the other Borrowers will not request any Loan or Letter of Credit, and the Borrowers shall not use, and shall procure that their Subsidiaries and their respective directors, officers, employees and agents shall not use, the proceeds of any Loan or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto. The foregoing clauses (B) and (C) of this Section 9.20 will not apply to any party hereto to which the Blocking Regulation applies, if and to the extent that such representations are or would be unenforceable by or in respect of that party pursuant to, or would otherwise result in a breach and/or violation of, (i) any provision of the Blocking Regulation (or any law or regulation implementing the Blocking Regulation in any member state of the European Union) or (ii) any similar blocking or anti-boycott law in the United Kingdom. 9.21. Certain Obligations Respecting Subsidiaries. (1) Subject to any applicable limitation in any Basic Document, the Parent and the other Borrowers shall (and shall cause their Subsidiaries) take the following actions at the Parent’s expense, upon (a) the formation or acquisition after the A&R Closing Date of any Subsidiary that is not an Excluded Subsidiary, (b) the designation of any Unrestricted Subsidiary as a Subsidiary that is not an Excluded Subsidiary or (c) any Subsidiary (including any Immaterial Subsidiary) ceasing to be an Excluded Subsidiary, (x) if the event giving rise to the obligation under this Section 9.21 occurs during the first three fiscal quarters of any fiscal year, on or before the later of (I) 60 days following the relevant formation, acquisition, designation or cessation and (II) the date on which financial statements are required to be delivered pursuant to Section 9.01(2) for the fiscal quarter in which such formation, acquisition, designation or cessation occurred or (y) if the event giving rise to the obligation under this Section 9.21 occurs during the fourth fiscal quarter of any fiscal year, on or before the date that is 90 days after the end of such fiscal quarter (or, in the cases of clauses (x) and (y), such longer period as the Administrative Agent may reasonably agree) (or, in the cases of clauses (x) and (y), such longer period as the Administrative Agent may reasonably agree) (i) cause the applicable Subsidiary to execute and deliver a joinder to the Subsidiary Pledge Agreement and the Subsidiary Guaranty; (ii) cause the Subsidiary (and any Obligor of which the applicable Subsidiary is a direct Subsidiary) to (A) deliver any and all certificates representing its Capital Stock (to the extent certificated) that constitute Collateral and are required to be delivered pursuant to any Security Document, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank (or any other documents customary under local law) and (B) deliver all instruments evidencing Indebtedness held by such Subsidiary that constitute Collateral and are required to be delivered pursuant to any Security Document, endorsed in blank; and (iii) upon request of the Administrative Agent deliver to the Administrative Agent a signed copy of a customary opinion, addressed to the Administrative Agent and the other Credit Parties, of counsel for the such applicable Subsidiary as to such matters as the Administrative Agent may reasonably request; provided that such matters are not inconsistent with those addressed in opinions delivered on the A&R Closing Date or customary market practice.

121 (2) Notwithstanding anything to the contrary in this Section 9.21, but subject to clause (3) of this Section 9.21, (I) no Excluded Subsidiary shall be required to be or become a party to the Subsidiary Guaranty or otherwise Guarantee the obligations of the Borrowers hereunder, (II) the Parent and its Subsidiaries shall only be required to pledge 66% of the Voting Stock and 100% of the non-Voting Stock of any Excluded Subsidiary that is an Excluded Subsidiary solely due to clause (f) of the definition thereof, in each case, that is directly held and wholly owned by the Parent and/or other Obligors that are Domestic Subsidiaries of the Parent, (III) the Parent and its Subsidiaries shall not be required to pledge any Capital Stock of any Excluded Subsidiary other than Excluded Subsidiaries that are (x) Excluded Subsidiaries solely due to clause (f) of the definition thereof and (y) directly held by the Parent and/or other Obligors that are Domestic Subsidiaries of the Parent, (IV) except as set forth in clause (3) of this Section 9.21, no Obligor shall be required to take any action (a) in (x) Puerto Rico or (y) outside of any State of the United States with respect to any assets located outside of any State of the United States, (b) in any jurisdiction other than a State of the United States or (c) required by the laws of any jurisdiction other than the a State of the United States to create, perfect or maintain any security interest and (V) no Foreign Subsidiary shall be required to become a party to the Subsidiary Pledge Agreement or otherwise pledge its assets to secure the obligations hereunder. (3) Notwithstanding the other provisions of this Agreement, (i) Iron Mountain Canada Operations ULC shall be required to pledge 66% the Capital Stock owned by it in its Subsidiaries and other property of the type constituting Collateral under the Canadian Borrower Pledge Agreement and (ii) a PPSA financing statement shall be filed in the appropriate filing office evidencing the security interest granted under the Canadian Borrower Pledge Agreement and the Canadian Borrower shall deliver certificated Capital Stock and promissory notes and take other actions, in each case to the extent required by the Canadian Borrower Pledge Agreement. 9.22. Environmental Matters. The Company will promptly give to the Lenders notice in writing of any complaint, order, citation, notice or other written communication from any Person with respect to, or if the Company becomes aware after due inquiry of, (i) the existence or alleged existence of a violation of any applicable Environmental Law or the incurrence of any liability, obligation, remedial action, loss, damage, cost, expense, fine, penalty or sanction resulting from any air emission, water discharge, noise emission, asbestos, Hazardous Substance or any other environmental, health or safety matter at, upon, under or within any property now or previously owned, leased, operated or used by the Parent or any of its Subsidiaries or any part thereof, or due to the operations or activities of the Parent, any Subsidiary or any other Person on or in connection with such property or any part thereof (including receipt by the Company or any Subsidiary of any notice of the happening of any event involving the Release or cleanup of any Hazardous Substance), (ii) any Release on such property or any part thereof in a quantity that is reportable under any applicable Environmental Law, (iii) the commencement of any cleanup pursuant to or in accordance with any applicable Environmental Law of any Hazardous Substances on or about such property or any part thereof and (iv) any pending or threatened proceeding for the termination, suspension or non-renewal of any permit required under any applicable Environmental Law, in each of the cases (i), (ii), (iii) and (iv), which individually or in the aggregate could have a Material Adverse Effect. 9.23. [Reserved].

122 9.24. Further Assurances. Promptly upon the reasonable request of the Administrative Agent and subject to the limitations described in Section 9.21: (1) the Parent will, and will cause its Subsidiaries to, execute any and all further documents, financing statements, agreements, instruments, certificates, notices and acknowledgments and take all such further actions that may be required under any applicable law and which the Administrative Agent may reasonably request to ensure the creation, perfection and priority of the Liens created or intended to be created under the Security Documents, all at the expense of the Parent. (2) the Parent will, and will cause each other Obligor to, (a) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Security Document or other document or instrument relating to any Collateral and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts (including notices to third parties), deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably request from time to time in order to ensure the creation, perfection and priority of the Liens created under the Security Documents. 9.25. Unrestricted Subsidiaries. The Parent may at any time after the A&R Closing Date designate any Subsidiary as an Unrestricted Subsidiary or remove an Unrestricted Subsidiary’s designation as such (a “Designation Removal”); provided that (i) immediately before and after any such designation, no Default or Event of Default has occurred and is continuing (including after giving effect to the reclassification of Investments in, Indebtedness of, and Liens on the assets of, the applicable Subsidiary or Unrestricted Subsidiary) and (ii) after giving effect to any such designation, the Parent shall be in compliance with the Financial Covenants on a pro forma basis as of the last day of the most recently ended TTM Period and (iii) as of the date of the designation thereof, no Unrestricted Subsidiary shall own any Capital Stock in any Subsidiary of the Parent (other than another Unrestricted Subsidiary) or hold any Indebtedness of, or any Lien on, any property of the Parent and its Subsidiaries; provided, further, that any Unrestricted Subsidiary that is re-designated as a Subsidiary pursuant to a Designation Removal may not subsequently be designated as an Unrestricted Subsidiary. The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Parent (or its applicable Subsidiary) therein at the date of designation in an amount equal to the portion of the fair market value of the net assets of such Subsidiary attributable to the Parent’s (or its applicable Subsidiary’s) equity interests therein as reasonably estimated by the Parent (and such designation shall only be permitted to the extent such Investment is permitted under Section 9.14). A Designation Removal shall constitute the making, incurrence or granting, as applicable, at the time of designation of any then-existing Investment, Indebtedness or Lien of such Subsidiary, as applicable; provided that upon any Designation Removal, the Parent shall be deemed to have received a return on any Investment by the Parent and its Subsidiaries in the resulting Subsidiary in an amount equal to the portion of the fair market value of the net assets of such Subsidiary attributable to the Parent’s equity therein at the time of such re-designation. Section 10. Defaults. 10.01. Events of Default. If one or more of the following events (herein called “Events of Default”) shall occur and be continuing:

123 (1) failure by any Borrower to pay (a) any principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise, (b) any Reimbursement Obligation when due or (c) any interest on any Loan, any fee or other non-principal amount due hereunder within five Business Days after the date due; (2) the Parent or any of its Subsidiaries shall default in the payment when due of any principal of or interest on (i) any Indebtedness having an aggregate outstanding principal amount of at least $250,000,000 (other than the Loans and other than Indebtedness of any SPE for which there is no recourse to the Parent or any Subsidiary other than an SPE and other than Indebtedness owed by Excluded Subsidiaries) or (ii) any Indebtedness under the Australian Credit Agreement or the documents governing any refinancing thereof); or any event or condition shall occur which results in the acceleration of the maturity of any such Indebtedness or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of any such Indebtedness or any Person acting on such holder’s behalf to accelerate the maturity thereof; or (3) any representation or warranty made or deemed made by any Borrower or any other Obligor in any Basic Document, or in any certificate or financial information furnished to any Lender, the Administrative Agent or the Canadian Administrative Agent pursuant to the provisions of any Basic Document, shall prove to have been false or misleading in any material respect as of the time made or furnished; or (4) (i) the Parent or the Company shall default in the performance of any of its obligations under Section 9.01(7), Section 9.04(a) (with respect to the Parent or the Company), Sections 9.08 through 9.17 hereof and/or Section 9.20 hereof or (ii) any Borrower or any other Obligor shall default in the performance of any of its other obligations in any Basic Document, and such default described in this subclause (ii) shall continue unremedied for a period of 30 days after notice thereof to the Company by the Administrative Agent or the Majority Lenders (through the Administrative Agent); provided that, notwithstanding anything to the contrary in this clause (4), no breach or default under the Financial Covenants will constitute an Event of Default with respect to any Term B Loans unless and until the Majority Lenders have accelerated the Revolving Loans and Term Loans (other than any Term B Loans), terminated the Revolving Commitments and any Commitments with respect to Term Loans (other than any Term B Loans) and demanded repayment of, or otherwise accelerated, the Indebtedness or other obligations hereunder (other than the Term B Loans and any obligations related thereto) and have not rescinded such demand or acceleration; provided further, it is understood and agreed that no Event of Default shall arise under the Financial Covenants for any fiscal quarter unless and until the earlier of (x) the date the financial statements for such fiscal quarter are delivered (or required to be delivered) pursuant to Section 9.01(1) or 9.01(2) and (y) the first date following the end of such fiscal quarter that the chief financial officer of the Parent is certain, based on his/her review and knowledge of internally prepared financial statements of the Parent and its Subsidiaries, that the Parent and its Subsidiaries were not in compliance with any applicable Financial Covenant as of the last day of such fiscal quarter; (5) the Parent or any Significant Subsidiary (or a group of Subsidiaries that, if consolidated, would constitute a Significant Subsidiary) shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

124 (6) the Parent or any Significant Subsidiary (or group of Subsidiaries that, if consolidated, would constitute a Significant Subsidiary) shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, interim receiver, receiver-manager, custodian, trustee or liquidator or like official of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code or any other Debtor Relief Law, (iv) file a petition, case or proceeding seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or any other Debtor Relief Law, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or (7) a proceeding or case shall be commenced, without the application or consent of the Parent or any Significant Subsidiary (or group of Subsidiaries that, if consolidated, would constitute a Significant Subsidiary) in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, interim receiver, receiver-manager, custodian, liquidator or the like of such Person or of all or any substantial part of its assets, or (iii) similar relief in respect of such Person under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or an order for relief against such Person shall be entered in an involuntary case or proceeding under the Bankruptcy Code, any Debtor Relief Law or any other law relating to bankruptcy, insolvency, reorganization, winding- up, or composition or adjustment of debts; or (8) one or more judgments or decrees shall be entered against the Parent or any of its Significant Subsidiaries involving in the aggregate liabilities (not paid or in excess of the amount recoverable by insurance) of $250,000,000 or more, and all such judgments and decrees shall not have been vacated, discharged, stayed or appealed (as long as enforcement is effectively stayed during such appeal or such appeal is bonded, if required) within 60 days from the entry thereof; (9) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect; (10) any Change of Control shall occur; or (11) (i) any material provision of the Security Document or the Parent Guaranty or the Company Guaranty or the Subsidiary Guaranty shall cease, for any reason, to be in full force and effect (other than as provided therein) or any party thereto (other than the Lenders) shall so assert in writing; or (ii) any Security Document shall cease to be effective to grant a Lien on a material portion of the Collateral described therein with the priority purported to be created thereby, in each case, other than as expressly permitted hereby.

125 THEREUPON: the Administrative Agent may (and, if directed by the Majority Lenders, shall) (a) declare the Commitments terminated (whereupon the Commitments shall be terminated) and/or (b) declare the principal amount then outstanding of and the accrued interest on the Loans, the Reimbursement Obligations, and commitment fees and all other amounts payable hereunder to be forthwith due and payable, whereupon such amounts shall be and become immediately due and payable, without notice (including, without limitation, notice of intent to accelerate), presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each of the Borrowers; provided that (A) in the case of the occurrence of an Event of Default with respect to any Borrower referred to in clause (6) or (7) of this Section 10.01, the Commitments shall be automatically terminated and the principal amount then outstanding of and the accrued interest on the Loans, the Reimbursement Obligations, and commitment fees and all other amounts payable hereunder shall be and become automatically and immediately due and payable, without notice (including, without limitation, notice of intent to accelerate), presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each of the Borrowers and (B) in the case of the occurrence of an Event of Default arising under the Financial Covenants, after giving effect to the second proviso in Section 10.01(4), the Administrative Agent may (and, if directed by the Majority Lenders, shall) (a) declare the Revolving Commitments terminated (whereupon the Revolving Commitments shall be terminated) and the Commitments with respect to Term Loans (other than any Term B Loans) terminated (whereupon such Commitments shall be terminated) and/or (b) declare the principal amount then outstanding of and the accrued interest on the Loans (other than any Term B Loans), the Reimbursement Obligations, and commitment fees and all other amounts payable hereunder (other than such fees and other amounts with respect to Term B Loans) to be forthwith due and payable, whereupon such amounts shall be and become immediately due and payable, without notice (including, without limitation, notice of intent to accelerate), presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each of the Borrowers. In addition, upon the occurrence and during the continuance of any Event of Default (if the Administrative Agent has declared the principal amount then outstanding of, and accrued interest on, the Loans and all other amounts payable by the Borrowers to be due and payable), the Company agrees that it shall, if requested by the Administrative Agent or the Majority Lenders through the Administrative Agent (and, in the case of any Event of Default referred to in clause (6) or (7) of this Section 10.01 with respect to any Borrower, forthwith, without any demand or the taking of any other action by the Administrative Agent or such Lenders) provide cover for the Letter of Credit Liabilities by paying to the Administrative Agent immediately available funds in an amount equal to 103% of the then aggregate undrawn stated amount of all Letters of Credit, which funds shall be held by the Administrative Agent in the Collateral Account as collateral security in the first instance for the Letter of Credit Liabilities. 10.02. Ratable Treatment of Lenders. In the event that the Loans and the Reimbursement Obligations shall be declared or become immediately due and payable on any date (the “Acceleration Date”) pursuant to Section 10.01 hereof, each of the Borrowers and the Revolving Lenders agree that the outstanding Revolving Loans and Reimbursement Obligations and accrued but unpaid interest thereon not denominated in Dollars shall be automatically converted to Dollars on the Acceleration Date at the then applicable Exchange Rate and any Reimbursement Obligation not denominated in Dollars thereafter arising shall be automatically converted to Dollars on the date of the drawing giving rise thereto under the relevant Letter of

126 Credit at the then applicable Exchange Rate. The Revolving Lenders hereby irrevocably agree for the benefit of each other (and not for the benefit of any of the Borrowers or the other Obligors) that, effective as of the Acceleration Date, each Revolving Lender shall acquire participations in each then outstanding Revolving Loan and Letter of Credit Liability in proportion to the aggregate outstanding amount of Revolving Loans of such Revolving Lender plus such Revolving Lender’s L/C Exposure, to the aggregate outstanding amount of Revolving Loans of all the Revolving Lenders plus all Revolving Lenders’ L/C Exposure, in each case determined immediately prior to the Acceleration Date (such Revolving Lender’s “Proportion”). On or promptly following the Acceleration Date, the Administrative Agent shall determine for each Revolving Lender the difference between (a) such Revolving Lender’s Proportion of the aggregate principal amount of the outstanding Revolving Loans and Reimbursement Obligations on the Acceleration Date after giving effect to the automatic conversion to Dollars and (b) the aggregate principal amount of such Revolving Lender’s actual outstanding Revolving Loans and Reimbursement Obligations on the Acceleration Date after giving effect to the automatic conversions to Dollars. Each Revolving Lender whose difference is positive shall make a payment which is equal to such difference to the Administrative Agent in Dollars in immediately available funds on a date set by the Administrative Agent promptly following the Acceleration Date. The Administrative Agent shall distribute such payment to the Revolving Lenders whose differences are negative, with such distribution to be ratable based upon the respective amounts of such negative differences. On each subsequent date on which a Reimbursement Obligation arises by virtue of a draw on a Letter of Credit, each Revolving Lender shall, promptly after being notified thereof, make a payment to the Issuing Bank equal to its Proportion of such Reimbursement Obligation. To the extent that any Revolving Lender shall fail to pay any amount required to be paid pursuant to this Section 10.02 on the due date therefor, such Revolving Lender shall pay interest to the Administrative Agent for ratable distribution to the Revolving Lenders or Issuing Bank entitled thereto on such amount from and including such due date to but excluding the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate, provided that if such Revolving Lender shall fail to make such payment within three Business Days of such due date, then, retroactively to the due date, such Revolving Lender shall be obligated to pay interest on such amount at the Alternate Base Rate. Section 11. The Administrative Agent; Other Agents. 11.01. Appointment Powers and Immunities. (a) Each Lender and each Issuing Bank hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent and collateral agent under the Basic Documents and each Lender and each Issuing Bank authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Basic Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than within the United States, each Lender and each Issuing Bank hereby grants to the Administrative Agent any required powers of attorney to execute and enforce any Security Document governed by the laws of such jurisdiction on such Lender’s or such Issuing Bank’s behalf. Without limiting the foregoing, each Lender and each Issuing Bank hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Basic Documents to which

127 the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such Basic Documents. (b) As to any matters not expressly provided for herein and in the other Basic Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Basic Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and each Issuing Bank; provided, however, that the Administrative Agent shall not be required to take any action that (1) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lenders and the Issuing Banks with respect to such action or (2) is contrary to this Agreement or any other Basic Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Majority Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Basic Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (c) In performing its functions and duties hereunder and under the other Basic Documents, the Administrative Agent is acting solely on behalf of the Lenders and the Issuing Banks (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. Without limiting the generality of the foregoing: (i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender, Issuing Bank or holder of any other obligation other than as expressly set forth herein and in the other Basic Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Basic Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged

128 breach of fiduciary duty by the Administrative Agent in connection with this Agreement and/or the transactions contemplated hereby; (ii) where the Administrative Agent is required or deemed to act as a trustee in respect of any Collateral over which a security interest has been created pursuant to a Basic Document expressed to be governed by the laws of Canada, or is required or deemed to hold any Collateral “on trust” pursuant to the foregoing, the obligations and liabilities of the Administrative Agent to the Credit Parties in its capacity as trustee shall be excluded to the fullest extent permitted by applicable law; and (iii) nothing in this Agreement or any Basic Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account. (d) The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Basic Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub- agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent. (e) In case of the pendency of any proceeding with respect to any Obligor under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any Reimbursement Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim under Sections 2.03, 4.02, 5.08, 6.01, 6.05, 6.06, 6.08, 12.03 and 12.04) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; (iii) and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender, each Issuing Bank and each other Credit Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such

129 payments directly to the Lenders, the Issuing Banks or the other Credit Parties, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Basic Documents (including under Sections 12.03 and 12.04). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or Issuing Bank or to authorize the Administrative Agent to vote in respect of the claim of any Lender or Issuing Bank in any such proceeding. (f) The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and, except solely to the extent of the Borrowers’ rights to consent pursuant to and subject to the conditions set forth in this Article, none of the Borrowers or any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. Each Credit Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Obligations provided under the Basic Documents, to have agreed to the provisions of this Article. 11.02. Administrative Agent’s Reliance, Limitation of Liability, Etc. (a) Neither the Administrative Agent nor any of its Related Parties shall be (i) liable to any Lender or Issuing Bank for any action taken or omitted to be taken by such party, the Administrative Agent or any of its Related Parties under or in connection with this Agreement or the other Basic Documents (x) with the consent of or at the request of the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Basic Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Obligor or any officer thereof contained in this Agreement or any other Basic Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Basic Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Basic Document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page) or for any failure of any Obligor to perform its obligations hereunder or thereunder. (b) The Administrative Agent shall be deemed not to have knowledge of any notice of any Default or Event of Default unless and until written notice thereof (stating that it is a “notice of Default” or a “notice of an Event of Default”) is given to the Administrative Agent by a Borrower, a Lender or an Issuing Bank. Further, the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Basic Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Basic Document or the occurrence of any Default or Event of Default, (iv) the sufficiency, validity, enforceability,

130 effectiveness or genuineness of any Basic Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Section 7, the Amendment and Restatement Agreement or elsewhere in any Basic Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent, or (vi) the creation, perfection or priority of Liens on the Collateral. Notwithstanding anything herein to the contrary, the Administrative Agent shall not be liable for, or be responsible for any liabilities, costs or expenses suffered by any Lender or any Issuing Bank as a result of, any determination of the amount of Revolving Loans or Letter of Credit Liabilities, any of the component amounts thereof or any portion thereof attributable to each Lender or Issuing Bank. (c) Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 12.06, (ii) may rely on the Register to the extent set forth in Section 12.06(e), (iii) may consult with legal counsel (including counsel to the Borrowers), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender or Issuing Bank and shall not be responsible to any Lender or Issuing Bank for any statements, warranties or representations made by or on behalf of any Obligor in connection with this Agreement or any other Basic Document, (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank sufficiently in advance of the making of such Loan or the issuance of such Letter of Credit and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Basic Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Basic Documents for being the maker thereof). (d) The Administrative Agent Individually. With respect to its Commitment, Loans, Letter of Credit Sublimit and Letters of Credit, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or Issuing Bank, as the case may be. The terms “Issuing Banks”, “Lenders”, “Majority Lenders”, “Majority Revolving Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender, Issuing Bank or as one of the Majority Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, any Borrower, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders or the Issuing Banks.

131 11.03. Indemnification. The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed under Section 12.03 or 12.04 hereof, but without limiting the obligations of the Company and the Parent under said Sections 12.03 and 12.04), ratably in accordance with the principal amount of their respective Loans and Reimbursement Obligations outstanding, or if no Loans or Reimbursement Obligations are outstanding, ratably in accordance with their respective Revolving Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Basic Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which the Company or the Parent is obligated to pay under Sections 12.03 and 12.04 hereof but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided, that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified. 11.04. Non-Reliance on Administrative Agent and Other Lenders. (a) Each Lender and each Issuing Bank represents and warrants that (i) the Basic Documents set forth the terms of a commercial lending facility, (ii) it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender or Issuing Bank, in each case in the ordinary course of business, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument (and each Lender and each Issuing Bank agrees not to assert a claim in contravention of the foregoing), (iii) it has, independently and without reliance upon the Administrative Agent, any Lead Arranger, any Joint Bookrunner, any Co-Syndication Agent, any Co-Documentation Agent or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans or Commitments hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Lead Arranger, any Joint Bookrunner, any Co-Syndication Agent, any Co-Documentation Agent, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Parent, the Company, any Borrower and their respective Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Basic Document or any related agreement or any document furnished hereunder or thereunder.

132 (b) Each Lender, by delivering its signature page to this Agreement on the A&R Closing Date, or delivering its signature page to an Assignment and Assumption or any other Basic Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Basic Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the A&R Closing Date. (c) (i) Each Lender or Issuing Bank hereby agrees that (x) if the Administrative Agent notifies such Lender or Issuing Bank that the Administrative Agent has determined in its sole discretion that any funds received by such Lender or Issuing Bank from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender or Issuing Bank (whether or not known to such Lender or Issuing Bank), and demands the return of such Payment (or a portion thereof), such Lender or Issuing Bank shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or Issuing Bank to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender or Issuing Bank shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender or Issuing Bank under this Section 11.04(c) shall be conclusive, absent manifest error. (ii) Each Lender and each Issuing Bank hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender and each Issuing Bank agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender or Issuing Bank shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or Issuing Bank to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the

133 Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (iii) Each Obligor hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender or Issuing Bank that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender or Issuing Bank with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by any Borrower or other Obligor; provided that, the immediately preceding clause (y) shall not apply to the extent any such Payment is, and solely with respect to the amount of such Payment that is, comprised of funds received by the Administrative Agent from any Borrower or any other Obligor for the purpose of making a Payment. (iv) Each party’s obligations under this Section 11.04 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Bank, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Basic Document. 11.05. Failure to Act. Except for action expressly required of the Administrative Agent hereunder and under the other Basic Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Lenders of their indemnification obligations under Section 11.03 hereof against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. 11.06. Resignation or Removal of Administrative Agent. (a) Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Company and the Administrative Agent may be removed at any time that it is a Defaulting Lender by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent reasonably acceptable to the Company (provided that the Company’s consent shall not be required during the occurrence or continuance of an Event of Default under Section 10.01(1), (6) or (7)). Upon any such resignation or removal, the Administrative Agent that resigned or was removed shall, to the extent that its annual agency fee was paid in advance, pay to the Company an amount equal to such fee multiplied by a fraction the numerator of which shall be the number of days remaining on the date of such resignation or removal until the next anniversary of the A&R Closing Date, and the denominator of which shall be 365. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent’s giving of notice of resignation or the Majority Lenders’ removal of the Administrative Agent that is a Defaulting Lender (the “Notice Date”), then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent reasonably acceptable to the Company. Any successor Administrative Agent shall be (i) a Lender or (ii) if no Lender has accepted such appointment within 30 days after the Notice Date, a bank

134 which has an office in New York, New York with a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Section 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent. (b) Notwithstanding paragraph (a) of this Section, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the Notice Date, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Banks and the Company, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Basic Documents; provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Security Document for the benefit of the Credit Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Credit Parties, and continue to be entitled to the rights set forth in such Security Document and Basic Document, and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this Section (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Security Document, including any action required to maintain the perfection of any such security interest), and (ii) the Majority Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (I) all payments required to be made hereunder or under any other Basic Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (II) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender and each Issuing Bank. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Section and Sections 12.03 and 12.04, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Basic Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (i) above. (c) Notwithstanding anything to the contrary contained herein, if at any time any Issuing Bank assigns all of its Commitment and Loans hereunder, such Issuing Bank may, upon 30 days’ notice to the Parent and the Revolving Lenders, resign as Issuing Bank. If any Issuing Bank resigns as Issuing Bank, it shall retain all the rights, powers, privileges and duties of Issuing Bank hereunder with respect to all Letters of Credit outstanding as of the effective date of such resignation until such Letters of Credit are terminated.

135 11.07. Lead Arrangers, Joint Bookrunners, Co-Documentation Agents and Co- Syndication Agents. None of any Lead Arranger, Joint Bookrunner, Co-Documentation Agent or Syndication Agent shall have obligations or duties whatsoever in such capacity under this Agreement or any other Basic Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder. 11.08. Collateral Sub-Agents. Each Lender by its execution and delivery of this Agreement agrees, as contemplated by the Security Documents, that, in the event it shall hold any Liquid Investments referred to therein, such Liquid Investments shall be held in the name and under the control of such Lender and such Lender shall hold such Liquid Investments as a collateral sub-agent for the Administrative Agent thereunder. 11.09. Additional Ministerial Powers of the Administrative Agent. The Administrative Agent is hereby irrevocably authorized by each of the Lenders to (a) execute any document creating any Lien and to release any Lien covering any asset of the Parent or any of its Subsidiaries that is the subject of a disposition, sale or assignment which is permitted under this Agreement and (b) take any other action to release or subordinate Guaranties and Liens as provided in Section 12.17. 11.10. Canadian Administrative Agent. The Canadian Administrative Agent shall be deemed to be a sub-agents of the Administrative Agent for all purposes of this Agreement and entitled to the benefits of this Section 11. 11.11. Posting of Communications. (a) The Parent, the Company and each Borrower agree that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Banks by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”). (b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the A&R Closing Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per- deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, each of the Issuing Banks, the Parent, the Company and each Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, each of the Issuing Banks, the Parent, the Company and each Borrower hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution.

136 (c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED "AS IS" AND "AS AVAILABLE". THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY LEAD ARRANGER, ANY JOINT BOOKRUNNER, ANY CO- DOCUMENTATION AGENT, ANY CO-SYNDICATION AGENT OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY OBLIGOR, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY OBLIGOR’S OR THE ADMINISTRATIVE AGENT'S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM, EXCEPT TO THE EXTENT ARISING FROM THE BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PARTY, OR THE MATERIAL BREACH BY SUCH PARTY OF SECTION 12.07. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Obligor pursuant to any Basic Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to this Section, including through an Approved Electronic Platform. (d) Each Lender and each Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Basic Documents. Each Lender and Issuing Bank agrees (1) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or Issuing Bank’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (2) that the foregoing notice may be sent to such email address. (e) Each of the Lenders, each of the Issuing Banks, the Parent, the Company and each Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies.

137 (f) Nothing herein shall prejudice the right of the Administrative Agent, any Lender or any Issuing Bank to give any notice or other communication pursuant to any Basic Document in any other manner specified in such Basic Document. 11.12. Collateral Matters. (a) Except with respect to the exercise of setoff rights in accordance with Section 12.19 or with respect to a Credit Party’s right to file a proof of claim in an insolvency proceeding, no Credit Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Obligations, it being understood and agreed that all powers, rights and remedies under the Basic Documents may be exercised solely by the Administrative Agent on behalf of the Credit Parties in accordance with the terms thereof. (b) In furtherance of the foregoing and not in limitation thereof, no arrangements in respect of Cash Management Agreements the obligations under which constitute secured Obligations and no Hedging Agreement the obligations under which constitute secured Obligations, will create (or be deemed to create) in favor of any Credit Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Obligor under any Basic Document. By accepting the benefits of the Collateral, each Credit Party that is a party to any such arrangement in respect of Cash Management Agreements or Hedging Agreements, as applicable, shall be deemed to have appointed the Administrative Agent to serve as administrative agent and collateral agent under the Basic Documents and agreed to be bound by the Basic Documents as a Credit Party thereunder, subject to the limitations set forth in this paragraph. (c) The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon or any certificate prepared by any Obligor in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders or any other Credit Party for any failure to monitor or maintain any portion of the Collateral. 11.13. Credit Bidding. The Credit Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Majority Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (1) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which an Obligor is subject, or (2) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Credit Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Majority Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the

138 liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid, (a) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (b) each of the Credit Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (c) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Majority Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Majority Lenders contained in Section 12.05 of this Agreement), (d) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Credit Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Credit Party or acquisition vehicle to take any further action, and (e) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Credit Parties pro rata with their original interest in such Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Credit Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Credit Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Credit Party shall execute such documents and provide such information regarding the Credit Party (and/or any designee of the Credit Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid. 11.14. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Lead Arranger, Joint Bookrunner, Co-Syndication Agent and Co-Documentation Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Obligor, that at least one of the following is and will be true:

139 (i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96- 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Lead Arranger, Joint Bookrunner, Co-Syndication Agent and Co-Documentation Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Obligor, that none of the Administrative Agent, or any Lead Arranger, Joint Bookrunner, Co-Syndication Agent and Co-Documentation Agent or any of their respective Affiliates is a fiduciary with respect to the Collateral or the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Basic Document or any documents related to hereto or thereto). (c) The Administrative Agent, and each Lead Arranger, Joint Bookrunner, Co- Syndication Agent and Co-Documentation Agent and their respective Affiliates hereby informs the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such

140 Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement and any other Basic Documents (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Basic Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. 11.15. CAM. Each Credit Party hereby authorizes the Administrative Agent to enter into the CAM, and each Credit Party hereby acknowledges that the CAM is binding upon them. Each Credit Party (a) agrees that it will be bound by, and will not take any action contrary to, the provisions of CAM and (b) hereby authorizes and instructs the Administrative Agent to enter into the CAM and to subject the Liens on the applicable Collateral to the provisions thereof. Section 12. Miscellaneous. 12.01. Waiver. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Basic Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided in the Basic Documents are cumulative and not exclusive of any remedies provided by law. 12.02. Notices. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made by telecopy or other writing and telecopied, mailed or delivered to the intended recipient (a) in the case of each of the Borrowers or the Administrative Agent at the “Address for Notices” specified below its name on the signature pages hereof; (b) in the case of any Lender, at its address (or telecopy number) set forth in its Administrative Questionnaire; or, as to any party, at such other address as shall be designated by such party in a notice to the each of the Borrowers and the Administrative Agent given in accordance with this Section 12.02. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier (and receipt is electronically confirmed), personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid. In addition, such notices and other communications may be delivered or furnished by electric communications pursuant to procedures approved by the Administrative Agent. 12.03. Expenses Etc. The Company agrees to pay or reimburse, without duplication of any amounts otherwise already so paid or reimbursed by the Company elsewhere under this Agreement, each of the Lenders, the Administrative Agent and the Arrangers for paying: (a) the reasonable fees and expenses of Simpson Thacher & Bartlett LLP, special counsel

141 to the Administrative Agent, in connection with (i) the preparation, execution and delivery of this Agreement (including the Exhibits hereto) and the Security Documents and the making of the Loans hereunder and (ii) any modification, supplement or waiver of any of the terms of this Agreement or any other Basic Document (including, without limitation, the amendment and restatement evidenced hereby); (b) all reasonable costs and expenses of the Lenders, the Administrative Agent and the Arrangers (including reasonable counsels’ fees) in connection with the enforcement of this Agreement or any other Basic Document or any bankruptcy, insolvency or other proceedings); (c) all mortgage, intangible, transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other Basic Document or any other document referred to herein or therein; and (d) all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement, any Security Document or any document referred to herein or therein. 12.04. Indemnification; Limitation of Liability. (a) Indemnity. The Parent shall indemnify the Administrative Agent, the Canadian Administrative Agent and the Arrangers and the other agents identified on the cover page of this Agreement, the Lenders, the Issuing Banks and each affiliate thereof and their respective directors, officers, employees, advisors and agents (each, an “Indemnitee”) from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of, relate to or result from any (i) Loan by any Lender hereunder or any extension of credit in respect of any Letter of Credit or (ii) breach by any Borrower of this Agreement or any other Basic Document or (iii) any Environmental Liabilities (whether known or unknown) or (iv) any investigation, litigation or other proceeding (including any threatened investigation or proceeding) as well as any amendment or waiver relating to the foregoing or to any Basic Document, and the Company shall reimburse the Administrative Agent, the Canadian Administrative Agent and each Lender, and each affiliate and their respective directors, officers, employees, advisors and agents, upon demand for any reasonable expenses (including legal fees (but limited, in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to all Indemnitees taken as a whole and, if reasonably necessary, one local counsel in any relevant jurisdiction to all Indemnitees taken as a whole and, solely in the case of an actual or perceived conflict of interest after the affected Person notifies the Parent of such conflict, (x) one additional counsel to all similarly situated affected Indemnitees taken as a whole and (y) one additional local counsel in any relevant jurisdiction to all similarly situated affected Indemnitees taken as a whole)) incurred in connection with any such investigation or proceeding; provided that neither the Parent nor any Obligor shall be required to indemnify any Indemnitee for any losses, liabilities, claims or damages to the extent they arise (x) from the willful misconduct or gross negligence of such Indemnitee or its Affiliates, as determined by a final judgment of a court of competent jurisdiction, (y) from a material breach of any Basic Document by such Indemnitee or its Affiliates, as determined by a final judgment of a court of competent jurisdiction or (z) from any proceeding that does not involve an act or omission by the Parent or the Company or any of their Affiliates and that is brought by an Indemnitee against any other Indemnitee, other than claims against any agent or arranger in its capacity or in fulfilling its role as agent or arranger or any similar role in respect of the credit facilities provided hereunder. Notwithstanding anything to the contrary in this Agreement or any other Basic Document, this Section 12.04 shall not apply

142 with respect to Taxes other than Taxes that represent losses, liabilities, claims or damages arising from a non-Tax claim. (b) Limitation of Liability. To the extent permitted by applicable law (i) none of the Obligors shall assert, and each Obligor hereby waives, any claim against the Administrative Agent, the Canadian Administrative Agent, any Lead Arranger, any Joint Bookrunner, any Co- Syndication Agent, any Co-Documentation Agent, any Issuing Bank and any Lender, and any Related Party of any of the foregoing Persons (each such Person being called a “Lender-Related Person”) for any Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet), except to the extent arising from the bad faith, gross negligence or willful misconduct of such Lender-Related Person or the material breach by such party of Section 12.07 and (ii) no party hereto shall assert, and each such party hereby waives, any Liabilities against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Basic Document, or any agreement or instrument contemplated hereby or thereby, the transactions contemplated by the Basic Documents, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this Section 12.04(b) shall relieve any Obligor of any obligation it may have to indemnify an Indemnitee, as provided in 12.04(a), against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. 12.05. Amendments. Etc. (a) Subject as provided in the last sentence of this Section 12.05(a) and in Section 6.02, no amendment or waiver of any provision of this Agreement, nor any consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Majority Lenders and the Company, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that, subject as provided in the last sentence of this Section 12.05(a), no such change, waiver, discharge or termination shall, without the consent of each Lender directly affected thereby, (i) extend the Maturity Date applicable to any tranche of Loans and/or Commitments (it being understood that any waiver of any prepayment of, or the method of application of any prepayment to the amortization of, Loans shall not constitute any such extension), or extend the stated maturity of any Letter of Credit beyond the Maturity Date applicable to the applicable Class of Revolving Loans, or extend the scheduled date of payment of principal of any Loan, or reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) or fees (it being agreed that any amendment or modification of defined terms used in the financial covenants in this Agreement shall not constitute a reduction in interest or fees for purposes of this clause (i)), or reduce the principal amount thereof, or increase any Commitment of any Lender over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Commitments shall not constitute a change in the terms of a Commitment of a Lender), (ii) amend, modify or waive any provision of this Section 12.05 or 12.06(a), (iii) amend, modify or waive any provision of Section 12.16, (iv) amend or modify the definition of Alternate Currency, except as expressly permitted pursuant to Section 1.05, (v) reduce the percentage specified in, or otherwise modify, the definition of Majority Lenders or Majority Revolving Lenders, (vi) (A) except as expressly

143 permitted herein (including pursuant to permitted dispositions hereunder), release all or substantially all of the Collateral or (B) other than pursuant to any debtor-in-possession financing, subordinate the Liens on all or substantially all of the Collateral securing the Obligations (or any Class thereof) to any other Lien securing any Indebtedness or subordinate the Obligations (or any Class thereof) in right of payment to any other Indebtedness; provided that for the purposes of this clause (vi)(B), only those Lenders that have not been provided a reasonable opportunity to participate on a pro rata basis on the same terms in any new loans or other Indebtedness permitted to be issued or incurred as a result of such amendment, waiver or modification, shall be deemed directly affected by such amendment, waiver or modification, (vii) change the order of any mandatory prepayment provided for in Section 3.02(b) or (c) hereof without the consent of Term Lenders having more than 50% of the aggregate principal amount of the Term Loans, (viii) release all or substantially all of the Subsidiary Guarantors from their obligations under the Subsidiary Guaranty (except as expressly provided in the Subsidiary Guaranty or Section 12.17) or (ix) amend, modify or waive any provision of (A) Sections 5.02 or 5.07(a) or any other provision of any Basic Document that would alter the pro-rata sharing of payments thereby or (B) Section 5.9 of the Parent Pledge Agreement, Section 5.9 of the Company Pledge Agreement or Section 5.9 of the Subsidiary Pledge Agreement; provided that a Defaulting Lender’s vote shall not be required except that (A) such Defaulting Lender’s Commitment may not be increased or extended without its consent and (B) the principal amount of, or interest or fees payable on, Loans or Letter of Credit Liabilities owed to a Defaulting Lender may not be reduced or excused or the scheduled date of payment may not be postponed as to such Defaulting Lender without such Defaulting Lender’s consent. Notwithstanding anything in this Section 12.05 to the contrary (1) no amendment, waiver or consent shall be made (w) affecting the rights or duties of any Issuing Bank under this Agreement or any Letter of Credit Document, in each case relating to Letters of Credit issued or to be issued by it, without the consent of such Issuing Bank, (x) with respect to Section 11 without the consent of the Administrative Agent, or (y) with respect to Section 2.10 hereto without the consent of the Administrative Agent and the Issuing Bank, (2) any waiver, amendment or modification that by its terms only affects a single Class of Commitments and/or Loans hereunder (and not any other Class of Commitments and/or Loans) shall require the Majority Lenders for such Class (calculated as if the Loans and Commitments of such Class were the only Loans and Commitments outstanding hereunder) voting as a single Class or all affected Lenders of such Class, as applicable, rather than the Majority Lenders of all Classes or all affected Lenders, as applicable and (3) any waiver, amendment or modification to, or determination as to the satisfaction of the conditions set forth in, Section 7.03 with respect to the making of any Revolving Borrowing or issuance of any Letter of Credit shall only require the consent of the Majority Revolving Lenders. Furthermore, notwithstanding the foregoing, the Administrative Agent, with the consent of the Company, may amend, modify or supplement any Basic Document without the consent of any Lender or the Majority Lenders (x) in order to correct, amend or cure any ambiguity, inconsistency or defect or correct any typographical error or other manifest error in any Basic Document or (y) to implement the provisions of Sections 2.01(d), Section 2.12 and Section 2.13. (b) In connection with any proposed amendment, modification, waiver or termination (a “Proposed Change”) requiring the consent of all Lenders or all affected Lenders (or all Lenders or all affected Lenders of any Class, as applicable), if the consent of the Majority Lenders (or the Majority Lenders of any Class, as applicable) to such Proposed Change is obtained, but the consent

144 to such Proposed Change of other Lenders of such Class whose consent is required is not obtained (any such Lender whose consent is not obtained as described in paragraph (a) of this Section 12.05 being referred to as a “Non-Consenting Lender”), then, the Company may, at its sole expense and effort, upon notice to such Non-Consenting Lender and the Administrative Agent, require such Non-Consenting Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 12.06), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) to the extent such consent would be required for such assignment pursuant to Section 12.06, the Company shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, each Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Non- Consenting Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in payments made by an Issuing Bank pursuant to Letters of Credit, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (in the case of such principal and accrued interest and fees) or the applicable Borrower (in the case of all other amounts) (upon receipt of such amounts such Non-Consenting Lender shall be deemed to have assigned its interest pursuant to this Section), (iii) the Company or such assignee shall have paid to the Administrative Agent the processing and recordation fee specified in Section 12.06(b), (iv) such assignment does not conflict with applicable law and (v) the assignee shall have given its consent to such Proposed Change and, as a result of such assignment and delegation and any contemporaneous assignments and delegations and consents, such Proposed Change can be effected. 12.06. Successors and Assigns. (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that the Borrowers may not assign their rights or obligations hereunder (other than as expressly permitted pursuant to Section 9.12) without the prior written consent of all of the Lenders. (b) Each Lender may assign all or a portion of its rights and obligations under this Agreement (i) with respect to the Term Loans (x) to any other Lender, to any affiliate of a Lender or to any entity (an “Approved Fund”) (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender, an affiliate of such Lender or an entity or an affiliate of an entity that administers or manages a Lender, or (y) with the consent of the Administrative Agent and of the Company (provided that the consent of the Company shall not be required if an Event of Default under Section 10.01(1), (6) or (7) has occurred or is continuing, and provided further that the Company shall be deemed to have consented to any assignment to the extent that it has not indicated otherwise to the Administrative Agent within five Business Days of written notice thereof), to any bank or financial institution, and (ii) with respect to the Revolving Commitments, (x) with the consent of each Issuing Bank, to any other Lender, to any affiliate of a Lender or to an Approved Fund, or (y) with the consent of the Administrative Agent, of each Issuing Bank and of the Company (provided, that the consent of the Company to any assignment shall not be required if an Event of Default under Section 10.01(1), (6) or (7) shall have occurred and be continuing, and provided further that the Company shall be deemed to have consented to any assignment to the

145 extent that it has not indicated otherwise to the Administrative Agent within five Business Days of written notice thereof), to any bank or financial institution, which consents shall not be unreasonably withheld or delayed, provided that any such partial assignment shall not, unless the Company and the Administrative Agent otherwise agree (provided that the consent of the Company shall not be required if an Event of Default under Section 10.01(1), (6) or (7) has occurred or is continuing), be less than $5,000,000 (or, in the case of Term Loans, $1,000,000), or if the remainder of the Lender’s Commitment or Term Loans is less than $5,000,000 or $1,000,000, as applicable, such lesser amount. Upon execution and delivery to the Administrative Agent of an Assignment and Assumption substantially in the form of Exhibit N hereto by the assignor and the assignee together with payment by such assignee to the Administrative Agent of a processing fee of $3,500, such assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights and benefits as it would have if it were a Lender hereunder and the assignor shall be, to the extent of such assignment (unless otherwise provided therein), released from its obligations under this Agreement. (c) Each Lender may (without the consent of any other party to this Agreement) sell participations in all or any part of any Loan or Loans or any Commitment or Commitments made by it to another bank or other entity, in which event the participant shall not have any rights under this Agreement (except as provided in the next succeeding sentence hereof) (the participant’s rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto, which agreement shall not give the participant the right to consent to any modification, amendment or waiver other than one described in clause (i), (ii), (vi) or (viii) of Section 12.05 hereof); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (C) the Borrowers, the Administrative Agent, the Issuing Banks and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Each Borrower agrees that each participant shall be entitled to the benefits of Sections 5.08, 6.01, 6.05, 6.06 and 6.08 of this Agreement (subject to the requirements and limitations herein, including the requirements under Sections 5.08(f) and (g) of this Agreement (it being understood that the documentation required under Section 5.08(f) shall be delivered to the participating Lender and the information and documentation required under Section 5.08(g) will be delivered to the applicable Borrower and the Administrative Agent)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such participant (A) agrees to be subject to the provisions of Sections 6.07 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 5.08, 6.01, 6.06 and 6.08 of this Agreement with respect to any participation than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Regulatory Change that occurs after the participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Company’s request and expense, to use reasonable efforts to cooperate with the Company to effectuate the provisions of Section 6.07(b) with respect to any participant. To the extent permitted by law, each participant also shall be entitled to the benefits of Section 12.19 as though it were a Lender; provided that such Participant agrees to be subject to Section 5.07 as though it were a Lender. Each Lender may furnish any information concerning the Parent and its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants) which have agreed in writing to be bound by the provisions

146 of Section 12.07 hereof or other provisions at least as restrictive as Section 12.07. The Administrative Agent and the Company may, for all purposes of this Agreement, treat any Lender as the holder of any Note drawn to its order (and owner of the Loans evidenced thereby) until written notice of assignment, participation or other transfer shall have been received by them from such Lender. No assignment may be made or participation sold to (x) the Parent or any of its Subsidiaries except as allowed by Section 2.11 or (y) a natural Person (or a holding company, investment vehicle or trust for, or owned or operated for the primary benefit of, a natural Person). (d) In addition to the assignments and participations permitted in the foregoing provisions of this Section 12.06, any Lender may (without notice to any of the Borrowers, the Administrative Agent, any Issuing Bank or any other Lender and without payment of any fee) assign and pledge all or any portion of its Loans and its Notes (i) to secure obligations of such Lender, including to any Federal Reserve Bank or other central bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank or any other central bank, and (ii) with respect to any Lender which is a fund, to its trustee or creditors in support of its obligations to its trustee or creditors, and such Loans and Notes shall be fully transferable as provided therein. No such assignment pursuant to the preceding sentence shall release the assigning Lender from its obligations hereunder. (e) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Company, shall maintain at one of its United States offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and stated interest) of the Loans and Letter of Credit Liabilities owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Company, the Administrative Agent, the Issuing Bank and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, at any reasonable time and from time to time upon reasonable prior notice. In addition, each Lender that sells a participation, acting solely for this purpose as a non-fiduciary agent of the applicable Borrower, shall maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any participant or any information relating to a participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender, the applicable Borrower and the Administrative Agent shall treat each Person whose name is recorded in the Participant Register pursuant to the terms hereof as the owner of such participation for all purposes of this Agreement, notwithstanding notice to the contrary. 12.07. Confidentiality. Each Lender agrees to exercise all reasonable efforts to keep any information delivered or made available by or on behalf of the Parent to it which has

147 not been publicly disclosed confidential from anyone other than persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided that nothing herein shall prevent any Lender from disclosing such information (i) to any other Lender, (ii) to the officers, directors, employees, agents, attorneys and accountants of such Lender or its affiliates who have a need to know such information in accordance with customary banking practices and who receive such information having been made aware of the restrictions set forth in this Section, (iii) upon the order of any court or administrative agency (in which case such Person shall (a) to the extent practicable and permitted by law, rule or regulation, inform the Parent promptly in advance thereof and (b) to use commercially reasonable efforts to ensure that any such information so disclosed is accorded confidential treatment), (iv) upon the request or demand of any regulatory agency or authority having jurisdiction over such Lender (in which case such Person shall (a) to the extent practicable and permitted by law, rule or regulation and except with respect to any audit or examination conducted by bank accountants or any regulatory authority exercising examination or regulatory authority, inform the Parent promptly in advance thereof and (b) use commercially reasonable efforts to ensure that any such information so disclosed is accorded confidential treatment), (v) to the extent reasonably required in connection with any litigation or proceeding to which the Administrative Agent, any Lender, any Borrower, any Subsidiary Guarantor or their respective affiliates may be a party (in which case such Person shall (a) to the extent permitted by law, inform the Parent promptly in advance thereof and (b) use commercially reasonable efforts to ensure that any such information so disclosed is accorded confidential treatment), (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Lender’s legal counsel and independent auditors, (viii) to any actual or proposed participant or assignee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 12.07 or other provisions at least as restrictive as Section 12.07, (ix) to any direct or indirect contractual or proposed counterparty to any derivatives agreement (or any professional advisor to such counterparty) which has agreed in writing to be bound by the provisions of this Section 12.07 or other provisions at least as restrictive as Section 12.07, (x) to the extent such information becomes publicly available other than by reason of disclosure by the Administrative Agent, any Lender or their respective affiliates in breach of this Agreement and (xi) to any credit insurance broker or provider which has agreed in writing to be bound by the provisions of this Section 12.07 or other provisions at least as restrictive as Section 12.07. Any Person required to maintain the confidentiality of information as provided in this Section 12.07 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such information as such Person would accord to its own confidential information. For the avoidance of doubt, information relating to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending interest shall be deemed not to be confidential. 12.08. Survival. The obligations of the Borrowers under Sections 6.01, 6.05, 6.06, 6.08, 12.03 and 12.04 hereof and the obligations of the Lenders under Section 11.03 shall survive the repayment of the Loans and the termination of the Commitments. 12.09. Captions. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

148 12.10. Counterparts; Integration. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement, together with the schedules and exhibits hereto, the Basic Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral and written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Basic Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 12.02), certificate, request, statement, disclosure or authorization related to this Agreement, any other Basic Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Basic Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Basic Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent, each of the Lenders and each of the Issuing Banks shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any of the Obligors without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature. Without limiting the generality of the foregoing, each Obligor hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and each Obligor, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Basic Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) the Administrative Agent, each of the Lenders and each of the Issuing Banks may, at its option, create one or more copies of this Agreement, any other Basic Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Basic Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Basic Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D) waives any claim against any

149 Lender-Related Person for any liabilities arising solely from the Administrative Agent’s and/or any Lender’s or Issuing Bank’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any liabilities arising as a result of the failure of any Obligor to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. 12.11. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. EACH OF THE OBLIGORS HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (OR IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION, THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN), AND ANY APPELLATE COURT FROM ANY THEREOF, FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER BASIC DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE OBLIGORS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE OBLIGORS HEREBY AGREES THAT THE ADMINISTRATIVE AGENT AND THE LENDERS RETAIN THE RIGHT TO BRING PROCEEDINGS AGAINST ANY OBLIGOR IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY BASIC DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT. EACH OF THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER BASIC DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY. (b) To the extent any Obligor has or hereafter may acquire any immunity from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, to the maximum extent permitted by law, such Obligor hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement and the other Basic Documents. 12.12. Borrowers’ Agent. Each of the Borrowers, by execution and delivery of this Agreement, irrevocably appoints the Company as its agent and attorney-in-fact for all purposes of this Agreement, irrevocably designates, appoints and empowers the Company, as its designee and agent, for service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding and hereby ratifies and confirms, and agrees to be

150 bound by, all actions taken by the Company on its behalf pursuant to the foregoing authorization. The Company irrevocably accepts such appointment. Without limiting the generality of the foregoing, all notices from and to any of the Borrowers hereunder shall be given by or to the Company on its behalf. Each Lender, the Parent and the Administrative Agent and the Canadian Administrative Agent may conclusively rely on the authority of the Company to act on behalf of each of the Borrowers. 12.13. [Reserved]. 12.14. Acknowledgements. Each of the Borrowers hereby acknowledges that (i) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to such Obligor arising out of or in connection with this Agreement or any of the other Basic Documents, and the relationship between Administrative Agent and Lenders, on one hand, and the Obligors, on the other hand, in connection herewith or therewith is solely that of debtor and creditor and (ii) the Administrative Agent, each Lender and their respective Affiliates may have economic interests that conflict with those of the Obligors and their stockholders and/or Affiliates. 12.15. USA PATRIOT Act. (1) Each Lender that is subject to the Act (as hereinafter defined) hereby notifies the Company that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of such Borrower and other information that will allow such Lender to identify such Borrower in accordance with the Act and the Beneficial Ownership Regulation. (2) Canadian Anti-Money Laundering Legislation. Each Obligor acknowledges that, pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), the Criminal Code (Canada) and the United Nations Act (Canada), including the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism (Canada) and the United Nations Al-Qaida and Taliban Regulations (Canada) promulgated under the United Nations Act (Canada), and other applicable anti-money laundering, anti-terrorist financing, government sanction and “know your client” laws, policies, regulations, or rules (collectively, including any rules, regulations, directives, guidelines or orders thereunder, “AML Legislation”) the Lenders and the Administrative Agent may be required to obtain, verify and record information regarding each Obligor, its directors, authorized signing officers, direct or indirect shareholders or other Persons in control of each Obligor, and the transactions contemplated hereby. Each Obligor shall promptly provide all such information, including supporting documentation and other evidence, as may be reasonably requested by any Lender or the Administrative Agent, or any prospective assign or participant of a Lender or the Administrative Agent, in order to comply with any applicable AML Legislation, whether now or hereafter in existence. If the Administrative Agent has ascertained the identity of any Obligor or any authorized signatories of any Obligor for the purposes of applicable AML Legislation, then the Administrative Agent:

151 (a) shall be deemed to have done so as an agent for each Lender and this Agreement shall constitute a “written agreement” in such regard between each Lender and the Administrative Agent within the meaning of the applicable AML Legislation; and (b) shall provide to the Lenders, copies of all information obtained in such regard without any representation or warranty as to its accuracy or completeness. Notwithstanding the preceding sentence and except as may otherwise be agreed in writing, each Lender agrees that the Administrative Agent has no obligation to ascertain the identity of the Obligors or any authorized signatories of the Obligors on behalf of any Lender, or to confirm the completeness or accuracy of any information it obtains from any Obligor or any such authorized signatory in doing so. 12.16. Additional Borrowers. From time to time on or after the A&R Closing Date, the Parent may designate any Subsidiary Guarantor as an additional Borrower (each such person, an “Additional Borrower”) under any Revolving Facility; provided that such Person is incorporated in the United States (or any state or territory thereof) or another jurisdiction approved by all Lenders under such Revolving Facility. Such Subsidiary Guarantor shall for all purposes of this Agreement be a Borrower under such Revolving Facility no earlier than the later of (a) ten (10) Business Days (or such shorter period as the Administrative Agent may in its discretion agree) after delivery to the Administrative Agent of a Borrowing Subsidiary Agreement substantially in the form of Exhibit O-1 executed by such Subsidiary Guarantor and the Company, and (b) receipt by the Administrative Agent or a Revolving Lender (through the Administrative Agent) of such documentation and other information reasonably requested by the Administrative Agent for purposes of complying with all necessary “know your customer” or other similar checks under all applicable laws and regulations and internal processes. A Subsidiary shall cease to be a Borrower hereunder at such time as no Loans, fees or any other amounts due in connection therewith pursuant to the terms hereof shall be outstanding by such Subsidiary, no Letters of Credit issued for the account of such Subsidiary shall be outstanding and such Subsidiary and the Company shall have executed and delivered to the Administrative Agent a Borrowing Subsidiary Termination substantially in the form of Exhibit O-2. 12.17. Releases of Guaranties and Liens. (a) Notwithstanding anything herein to the contrary, (x) any Subsidiary Guarantor shall automatically be released from its obligations hereunder and under the other Basic Documents (and its guarantees of the obligations hereunder and any Liens on its property constituting Collateral shall be automatically released) (i) upon the consummation of any permitted transaction or series of related transactions or the occurrence of any other permitted event or circumstance if as a result thereof such Subsidiary Guarantor ceases to be a Subsidiary (included by merger or dissolution) or becomes an Excluded Subsidiary, (ii) upon the occurrence of the circumstances in clause (c) below and (iii) if approved, authorized or ratified in accordance with Section 12.05 and (y) any Subsidiary Guarantor that qualifies as an “Excluded Subsidiary” shall be released from its obligations hereunder and under the other Basic Documents (and its guarantees of the obligations hereunder and any Liens on its property constituting Collateral shall be automatically released) by the Administrative Agent promptly following the request therefor by the Parent.

152 (b) Notwithstanding anything herein to the contrary, any Lien on any asset or property granted to or held by the Administrative Agent under any Basic Document shall be automatically released without the need for further action by any Person (i) upon the occurrence of the circumstances in clause (c) below, (ii) upon the sale or other transfer of such asset or property as part of or in connection with any disposition or Investment permitted under the Basic Documents to a Person that is not an Obligor, (iii) if such asset or property does not constitute (or ceases to constitute) Collateral, (iv) if the property subject to such Lien is owned by a Subsidiary Guarantor, upon the release of such Subsidiary Guarantor from its guarantee of the obligations hereunder in accordance with the Basic Documents, (v) as provided for in any other Basic Document or (vii) if approved, authorized or ratified in accordance with Section 12.05. Without limiting the foregoing, in the event that Accounts Receivable Assets become subject to an Accounts Receivable Financing, whether by transfer or conveyance or by placing a security interest, trust or other encumbrance required by an Accounts Receivable Financing with respect to such Accounts Receivable Assets, the Liens under the Basic Documents on such Accounts Receivable Assets (including proceeds thereof and any deposit accounts holding exclusively such proceeds), if any, shall be automatically released (or such Accounts Receivables Assets, proceeds or deposit accounts re-assigned). (c) At such time as the Loans, the Reimbursement Obligations and the other obligations under the Basic Documents (other than obligations under or in respect of Hedging Agreements) shall have been paid in full, the Revolving Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Obligor under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person. (d) The Administrative Agent shall, and is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 12.05) to, promptly take any action and execute any documents requested by the Parent having the effect of releasing (or subordinating the liens on) or evidencing the release (or subordination of the liens on) any Collateral or guarantee obligations to the extent such release (or subordination) is permitted pursuant to any Basic Document (including pursuant to clauses (a) and (b) above). 12.18. Amendment and Restatement. (a) The Obligors, the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks and the Lenders hereby agree that upon the A&R Closing Date, the terms and provisions of the Existing Credit Agreement shall be and hereby are amended and restated in their entirety by the terms and conditions of this Agreement and the terms and provisions of the Existing Credit Agreement, except as otherwise provided in this Agreement (including, without limitation, paragraph (b) of this Section 12.18), shall be superseded by this Agreement. (b) Notwithstanding the amendment and restatement of the Existing Credit Agreement by this Agreement, the Obligors shall be liable in accordance with the terms and subject to the limitations set forth in the Existing Credit Agreement to each indemnitee under Section 12.04 of

153 the Existing Credit Agreement with respect to agreements under the Existing Credit Agreement to indemnify and hold harmless such indemnitee from and against all losses, liabilities, claims, and damages to which such indemnitee may be subject arising in connection with the Existing Credit Agreement. This Agreement is given as a substitution of, and not as a payment of, the obligations of the Obligors under the Existing Credit Agreement and is not intended to constitute a novation of the Existing Credit Agreement. (c) By execution of this Agreement all parties hereto agree that on and after the A&R Closing Date (i) each relevant Basic Document is hereby amended such that all references to the Existing Credit Agreement and the Loans and Commitments thereunder shall be deemed to refer to this Agreement and the continuation of the Loans and Commitments hereunder, (ii) all obligations under the Parent Guaranty, the Company Guaranty, the Subsidiary Guaranty and the Security Documents are reaffirmed and remain in full force and effect on a continuous basis after giving effect to this Agreement, subject to any applicable limitations and conditions set forth therein, and (iii) all security interests and liens granted under the Security Documents and the other Basic Documents are reaffirmed and shall continue and secure the obligations hereunder and thereunder, and the obligations of the Obligors under the Parent Guaranty, the Company Guaranty, the Subsidiary Guaranty and the other Basic Documents after giving effect to this Agreement and the Parent Guaranty, the Company Guaranty and the Subsidiary Guaranty are reaffirmed subject to any applicable limitations and conditions set forth therein. After giving effect to this Agreement and the transactions contemplated hereby, neither the modification of the Existing Credit Agreement effected pursuant to this amendment and restatement nor the execution, delivery, performance or effectiveness of this Agreement (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to the Basic Documents, and such Liens continue unimpaired with the same priority to secure repayment of all obligations purported to be secured thereby, whether heretofore or hereafter incurred, or (ii) requires that any new filings be made or other actions taken to perfect or to maintain the perfection of such Lien. 12.19. Right to Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Bank and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender, Issuing Bank or any Affiliate thereof to or for the credit or the account of any Borrower or other Obligor against any of and all the obligations of such Borrower or Obligor now or hereafter existing under this Agreement or other Basic Document held by such Lender, Issuing Bank or Affiliate, irrespective of whether or not such Lender, Issuing Bank or Affiliate shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender and Issuing Bank and Affiliate under this Section 12.19 are in addition to other rights and remedies (including other rights of setoff) which such Lender, Issuing Bank and Affiliate may have. 12.20. [Reserved]. 12.21. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any

154 such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 12.22. Payments Set Aside. To the extent that any payment by or on behalf of the Borrowers is made to the Administrative Agent, the Canadian Administrative Agent, any Issuing Bank or any Lender, or the Administrative Agent, Canadian Administrative Agent, any Issuing Bank or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the Canadian Administrative Agent, such Issuing Bank or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and each Issuing Bank severally agrees to pay to the Administrative Agent or the Canadian Administrative Agent, as applicable, upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent or the Canadian Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect. The obligations of the Lenders and the Issuing Banks under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. 12.23. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Basic Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Basic Document may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Basic Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. 12.24. Acknowledgement Regarding Any Supported QFCs.

155 To the extent that the Basic Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Basic Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Basic Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Basic Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. For purposes of this Section 12.24: “BHC Act Affiliate” of a party shall mean an “affiliate’ (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” shall mean any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” shall have the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

156 “QFC” shall have the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [Signature Pages Removed]

Schedule I [Omitted]